Dreyfus High Yield Municipal Bond Fund

Seeks current income exempt from federal income tax

PROSPECTUS December 15, 2008

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

BNY MELLON
ASSET MANAGEMENT

Dreyfus

Contents

The Fund

Goal and Approach	1
Main Risks	3
Past Performance	5
Expenses	6
Management	7
Financial Highlights	9

Your Investment

Shareholder Guide	12
Distribution and Taxes	22
Services for Fund Investors	23

For More Information

See back cover.

The Fund

Dreyfus High Yield Municipal
Bond Fund

Ticker Symbol: Class A: DHYAX
Class C: DHYCX
Class I: DYBIX
Class Z: DHMBX

GOAL AND APPROACH

As its primary goal, the fund seeks high current income exempt from federal income tax. As a secondary goal, the fund may seek capital appreciation to the extent consistent with its primary goal. To pursue these goals, the fund normally invests at least 80% of its assets in municipal bonds that provide income exempt from federal income tax.

The fund normally invests at least 65% of its assets in municipal bonds rated BBB/Baa or lower by independent rating agencies or the unrated equivalent as determined by Dreyfus. Municipal bonds rated below investment grade (BB/Ba or lower) are commonly known as "high yield" or "junk" bonds. These bonds typically offer higher yields than investment grade bonds, but involve greater risks, including the possibility of default, and increased market price volatility. The fund may invest up to 10% of its assets in defaulted municipal bonds. The dollar-weighted average maturity of the fund's portfolio is not restricted, but normally exceeds ten years.

The fund may invest up to 35% of its assets in higher quality municipal bonds (those rated AAA/Aaa to A or the unrated equivalent as determined by Dreyfus).

The portfolio managers may buy and sell bonds based on credit quality, market outlook and yield potential. In selecting municipal bonds for investment, the portfolio managers may assess the current interest rate environment and the municipal bond's credit profile and potential volatility in different rate environments. The portfolio managers focus on bonds with the potential to offer attractive current income, typically looking for bonds that can provide consistently attractive current yields or that are trading at competitive market prices. A portion of the fund's assets may be allocated to "discount" bonds, which are bonds that sell at a price below their face value, or to "premium" bonds, which are bonds that sell at a price above their face value. The fund's allocation to either discount bonds or to premium bonds will change along with the portfolio managers' changing view of the current interest rate and market environment. The portfolio managers also may look to select bonds that are most likely to obtain attractive prices when sold. Although the fund seeks to provide income exempt from federal income tax, the fund may invest without limitation in municipal bonds the income from which is subject to the federal alternative minimum tax. In addition, the fund may invest temporarily in taxable obligations.

The fund may invest in residual interest municipal bonds, known as inverse floaters. Inverse floaters are created by depositing municipal bonds in a trust which divides the income stream of the underlying municipal bond into two parts: a short-term variable rate demand note and a residual interest bond (the inverse floater) which receives interest based on the remaining cash flow of the trust after payment of interest on the note and various trust expenses. Interest on the inverse floater usually moves in the opposite direction as the interest on the variable rate demand note.

The fund also may invest in municipal mortgage-backed securities and collateralized debt obligations (CDOs), which include collateralized bond obligations, collateralized loan obligations and other similarly structured securities. Municipal mortgage-backed securities are special revenue bonds the proceeds of which may be used to provide mortgage loans for single family homes or to finance multifamily housing. CDOs are asset-backed securities. The fund also may invest in securities issued by entities whose underlying assets are municipal bonds.

The Fund 1

The fund may, but is not required to, use derivatives, such as futures, options and swap agreements, as a substitute for investing directly in an underlying asset, to increase returns, to manage credit or interest rate risk, or as part of a hedging strategy. The fund also may enter into swap agreements, such as interest rate swaps and credit default swaps. Swap agreements can be used to transfer the credit risk of a security without actually transferring ownership of the security or to customize exposure to particular credits. Credit default swap is a derivative instrument whereby the buyer makes fixed, periodic premium payments to the seller in exchange for being made whole on an agreed-upon amount of principal should the specified reference entity (i.e., the issuer of a particular security) experience a “credit event” (e.g., failure to pay interest or principal, bankruptcy or restructuring).

The fund also may purchase or sell securities on a forward commitment (including "TBA" (to be announced)) basis. These transactions involve a commitment by the fund to purchase or sell particular securities with payment and delivery taking place at a future date, and permit the fund to lock in a price or yield on a security it owns or intends to purchase, regardless of future changes in interest rates or market conditions.

The Fund 2

MAIN RISKS

The fund’s principal risks are discussed below. An investment in the fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any government agency. It is not a complete investment program. The value of your investment in the fund will fluctuate, sometimes dramatically,which means you could lose money.

  Municipal bond market risk. The amount of public information available about municipal bonds is generally less than that for corporate equities or bonds. Special factors, such as legislative changes and local and business developments, may adversely affect the yield and/or value of the fund's investments in municipal bonds. Other factors include the general conditions of the municipal bond market, the size of the particular offering, the maturity of the obligation and the rating of the issue.
  Interest rate risk. Prices of municipal bonds tend to move inversely with changes in interest rates.
  Typically, a rise in rates will adversely affect bond prices and, accordingly, the fund's share price. The longer the effective maturity and duration of the fund's portfolio, the more the fund's share price is likely to react to interest rates. Compared to similar fixed rate municipal bonds, the value of residual interest municipal bonds will fluctuate to a greater extent in response to changes in prevailing long-term interest rates. Moreover, the income earned on residual interest municipal bonds will fluctuate in response to changes in prevailing short-term interest rates. Thus, when such securities are held by the fund, an increase in short- or long-term interest rates could adversely affect the income received from such securities and the net asset value of the fund's shares.

  Credit risk. Failure of an issuer to make timely interest or principal payments, or a decline or perception of a decline in the credit quality of a municipal bond, can cause the bond's price to fall, potentially lowering the fund's share price. To the extent a fund invests in high yield ("junk") bonds, its portfolio is subject to heightened credit risk.
  High yield bonds involve greater credit risk, including the risk of default, than investment grade bonds, and are considered predominantly speculative with respect to the issuer's continuing ability to make principal and interest payments. The prices of high yield bonds can fall dramatically in response to bad news about the issuer or its industry, or the economy in general.
  Call risk. Some municipal bonds give the issuer the option to call, or redeem, the bonds before their maturity date. If an issuer "calls" its bond during a time of declining interest rates, the fund might have to reinvest the proceeds in an investment offering a lower yield. During periods of market illiquidity or rising interest rates, prices of "callable" issues are subject to increased price fluctuation.
  Liquidity risk. The secondary market for certain municipal bonds tends to be less well developed or liquid than many other securities markets, which may adversely affect the fund's ability to sell such municipal bonds at attractive prices. When there is little or no active trading market for specific types of securities, it can become more difficult to sell the securities at or near their perceived value. In such a market, the value of such securities and the fund's share price may fall dramatically, even during periods of declining interest rates.
  Market sector risk. The fund's overall risk level will depend on the market sectors in which the fund is invested and the current interest rate, liquidity and credit quality of such sectors. The fund may significantly overweight or underweight certain industries or market sectors, which may cause the fund's performance to be more or less sensitive to developments affecting those industries or sectors.
  Tax risk. To be tax-exempt, municipal bonds generally must meet certain regulatory requirements. Although the fund will invest in municipal bonds that pay interest that is exempt, in the opinion of counsel to the issuer (or on the basis of other authority believed by Dreyfus to be reliable), from federal income tax, if any such municipal bond fails to meet these regulatory requirements, the interest received by the fund from its investment in such bonds and distributed to fund shareholders will be taxable.
  Prepayment and extension risk. When interest rates fall, the principal on municipal mortgage- backed and certain asset-backed securities may be pre-paid. The loss of higher yielding underlying mortgages and the reinvestment of proceeds at lower interest rates can reduce the fund's potential price gain in response to falling interest rates, reduce the fund's yield, or cause the fund's share price to fall. When interest rates rise, the effective duration of the fund's municipal mortgage-related and asset-backed securities may lengthen due to a drop in prepayments of the underlying mortgages

The Fund 3

  or assets. This is known as extension risk and would increase the fund's sensitivity to rising interest rates and its potential for price declines.
  Derivatives risk. The fund may use derivative instruments, such as options, futures and options on futures (including those relating to securities, indexes, and interest rates), swaps (including credit default swaps on bonds and asset-backed securities), and options on swaps, and may invest in inverse floaters, municipal mortgage-backed securities, and CDOs and other asset-backed securities. Certain derivatives may cause taxable income. A small investment in derivatives could have a potentially large impact on the fund's performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets. Derivatives can be highly volatile, illiquid and difficult to value, and there is the risk that changes in the value of a derivative held by the fund will not correlate with the underlying instruments or the fund's other investments.
  Derivative instruments also involve the risk that a loss may be sustained as a result of the failure of the counterparty to the derivative instruments to make required payments or otherwise comply with the derivative instruments' terms. Credit default swaps and similar instruments involve greater risks than if the fund had invested in the reference obligation directly, since, in addition to general market risks, they are subject to illiquidity risk, counterparty risk and credit risks. The fund may be required to segregate permissible liquid assets to cover its obligations relating to its purchase of derivative instruments.
  Leveraging risk. The use of leverage, such as lending portfolio securities, entering into futures contracts, engaging in forward commitment transactions and investing in inverse floaters, may cause taxable income and may magnify the fund's gains or losses.
  Non-diversification risk. The fund is non- diversified, which means that a relatively high percentage of the fund's assets may be invested in a limited number of issuers. Therefore, the fund's performance may be more vulnerable to changes in the market value of a single issuer or group of issuers and more susceptible to risks associated with a single economic, political or regulatory occurrence than a diversified fund.
  Other potential risks. Under adverse market conditions, the fund could invest some or all of its assets in U.S. Treasury securities and money market securities. Although the fund would do this for temporary defensive purposes, it could reduce the benefit from any upswing in the market.
  During such periods, the fund may not achieve its investment objective.
  The fund may lend its portfolio securities to brokers, dealers and other financial institutions. In connection with such loans, the fund will receive collateral from the borrower equal to at least 100% of the value of loaned securities. If the borrower of the securities fails financially, there could be delays in recovering the loaned securities or in exercising rights to the collateral.

The Fund 4

PAST PERFORMANCE

The following bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows changes in the performance of the fund’s Class Z shares from year to year. The table compares the fund’s average annual total returns to those of a broad measure of market performance. The fund’s past performance (before and after taxes) is no guarantee of future results. All returns assume reinvestment of dividends and distributions. Sales charges, if any, are reflected in the table. All of the fund's share classes invest in the same portfolio of securities. Performance of each share class will vary from the performance of the fund's other share classes due to difference in charges and expenses.

After tax performance is shown only for Class Z. After-tax performance of the fund’s other share classes, if any, will vary. After-tax returns are calculated using the historical highest individual federal marginal tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Average annual total returns as of 12/31/07

Share class/		Since
inception date	1 Year	inception

Class Z (9/30/05)
returns before taxes	-1.87%	5.49%
Class Z
returns after taxes on
distributions	-1.87%	5.45%
Class Z
returns after taxes on
distributions and sale of fund
shares	0.43%	5.40%
Class A (3/15/07)
returns before taxes	-6.39%*	3.31%*
Class C (3/15/07)
returns before taxes	-3.43%*	5.20%*
Class I (12/15/08)
returns before taxes	-1.87%*	5.49%*
Barclays Capital Municipal
Bond Index
reflects no deduction for fees,
expenses or taxes	3.36%	3.97%

______________________________

* For the fund's Class A, Class C and Class I shares, periods prior to the inception date of such classes reflect the performance of the fund's Class Z shares adjusted to reflect any applicable sales charge. Such performance figures have not been adjusted, however, to reflect applicable class fees and expenses; if such fees and expenses had been reflected, the performance shown for Class A and Class C shares for such periods may have been lower.

The Fund 5

EXPENSES

As an investor, you pay certain fees and expenses in connection with the fund, which are described in the table below.

	Class A	Class C	Class I	Class Z

Shareholder transaction fees (fees paid from your account)

Maximum front-end sales charge on purchases
% of offering price	4.50	none	none	none
Maximum contingent deferred sales charge (CDSC)
% of purchase or sale price, whichever is less	none *	1.00	none	none
Maximum redemption fee**	2.00	2.00	2.00	2.00
% of transaction amount

Annual fund operating expenses (expenses paid from fund
assets)
% of average daily net assets
Management fees	.60	.60	.60	.60
Rule 12b-1 fee	none	.75	none	.17
Shareholder services fee	.25	.25	none	none
Other expenses+	.12	.15	.08	.15
Interest expense***	.05	.05	.05	.05

Total	1.02	1.80	.73	.97

*Shares bought without an initial sales charge as part of an investment of $1 million or more may be charged a CDSC of 1.00% if redeemed within one year.
**Charged only when selling shares you have owned for less than 60 days.
***Interest expense represents for accounting purposes interest expense associated with the fund’s investment in inverse floaters. Not shown in the table is the additional income generated by the investments which amounted approximately to the interest expense shown.
+ Fees paid by the fund for miscellaneous items such as transfer agency, custody, professional and registration fees. These expenses for Class I shares are estimated for the current fiscal year; actual expenses may be greater or less than the amounts listed in the table above.

		Expense example

	1 Year	3 Years	5 Years	10 Years

Class A	$549	$760	$988	$1,642
Class C
with redemption	$283	$566	$975	$2,116
without redemption	$183	$566	$975	$2,116
Class I	$75	$233	$406	$906
Class Z	$99	$309	$536	$1,190

This example shows what you could pay in expenses over time. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. Because actual returns and expenses will be different, the example is for comparison only.

The Fund 6

MANAGEMENT Investment adviser

The investment adviser for the fund is The Dreyfus Corporation (Dreyfus), 200 Park Avenue, New York, New York 10166. Founded in 1947, Dreyfus manages approximately $340 billion in approximately 180 mutual fund portfolios. For the past fiscal year, the fund paid Dreyfus a management fee at the annual rate of 0.60% of the fund's average daily net assets. A discussion regarding the basis for the board's approving the fund's management fee is available in the fund's semi-annual report for the six months ended February 29, 2008. Dreyfus is the primary mutual fund business of The Bank of New York Mellon Corporation (BNY Mellon), a global financial services company focused on helping clients move and manage their financial assets, operating in 34 countries and serving more than 100 markets. BNY Mellon is a leading provider of financial services for institutions, corporations and high-net-worth individuals, providing asset and wealth management, asset servicing, issuer services, and treasury services through a worldwide client-focused team. BNY Mellon has more than $23 trillion in assets under custody and administration and $1.1 trillion in assets under management, and it services more than $13 trillion in outstanding debt. Additional information is available at www.bnymellon.com.

The Dreyfus asset management philosophy is based on the belief that discipline and consistency are important to investment success. For each fund, Dreyfus seeks to establish clear guidelines for portfolio management and to be systematic in making decisions. This approach is designed to provide each fund with a distinct, stable identity.

W. Michael Petty and James Welch have served as the fund's primary portfolio managers since the fund's inception. Mr. Petty has been employed by Dreyfus since June 1997 and serves as a portfolio manager for other Dreyfus-managed municipal bond funds. Mr. Welch has been a portfolio manager at Dreyfus since October 2001 and also serves as a portfolio manager for other Dreyfus-managed municipal bond funds.

The fund's Statement of Additional Information (SAI) provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of fund shares.

The Fund 7

Distributor

The fund’s distributor is MBSC Securities Corporation (MBSC), a wholly owned subsidiary of Dreyfus. The fund pays MBSC a Rule 12b-1 distribution fee for financing the sale and distribution of the fund's Class C shares and reimburses MBSC up to 0.25% for distributing Class Z shares, servicing Class Z shareholder accounts, and advertising and marketing with respect to Class Z shares. The fund also pays MBSC a shareholder services fee of 0.25% (which may be used to pay third parties) for the provision of shareholder services to Class A and C shares. Dreyfus or MBSC may provide cash payments out of its own resources to financial intermediaries that sell shares of funds in the Dreyfus Family of Funds or provide other services. Such payments are separate from any sales charges, 12b-1 fees and/or shareholder services fees or other expenses paid by a fund to those intermediaries. Because those payments are not made by fund shareholders or the fund, the fund’s total expense ratio will not be affected by any such payments. These payments may be made to intermediaries, including affiliates, that provide shareholder servicing, sub-administration, recordkeeping and/or sub-transfer agency services, marketing support and/or access to sales meetings, sales representatives and management representatives of the financial intermediary. Cash compensation also may be paid from Dreyfus’ or MBSC’s own resources to intermediaries for inclusion of a fund on a sales list, including a preferred or select sales list or in other sales programs. These payments sometimes are referred to as “revenue sharing.” From time to time, Dreyfus or MBSC also may provide cash or non-cash compensation to financial intermediaries or their representatives in the form of occasional gifts; occasional meals, tickets or other entertainment; support for due diligence trips; educational conference sponsorship; support for recognition programs; and other forms of cash or non-cash compensation permissible under broker-dealer regulations. In some cases, these payments or compensation may create an incentive for a financial intermediary or its employees to recommend or sell shares of the fund to you. Please contact your financial representative for details about any payments they or their firm may receive in connection with the sale of fund shares or the provision of services to the fund.

Code of ethics

The fund, Dreyfus and MBSC have each adopted a code of ethics that permits its personnel, subject to such code, to invest in securities, including securities that may be purchased or held by the fund. Each code of ethics restricts the personal securities transactions of employees, and requires portfolio managers and other investment personnel to comply with the code’s preclearance and disclosure procedures. The primary purpose of the code is to ensure that personal trading by employees does not disadvantage any Dreyfus-managed fund.

The Fund 8

FINANCIAL HIGHLIGHTS

These financial highlights describe the performance of the fund’s Class A, C and Z shares for the fiscal periods indicated. “Total return” shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These financial highlights have been audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the fund’s financial statements, is included in the annual report, which is available upon request. No information is provided for Class I shares, which were not offered to the public as of August 31, 2008.

	Year Ended August 31,

Class A Shares	2008	2007[1]

Per Share Data ($):

Net asset value, beginning of period	12.90	13.63

Investment operations:

Investment income—net[2]	.66	.28

Net realized and unrealized gain (loss) on investments	(.86)	(.72)

Total from investment operations	(.20)	(.44)

Distributions:

Dividends from investment income--net	(.65)	(.29)

Net asset value, end of period	12.05	12.90

Total Return (%)[3]	(1.67)	1.57[4]

Ratios/Supplemental Data (%):

Ratio of total expenses to average net assets	1.02	1.27[5]

Ratio of net expenses to average net assets[6]	1.02	1.27[5]

Ratio of net investment income to average net assets	5.28	4.51[5]

Portfolio turnover rate	76.05	55.80

Net assets, end of period ($ x 1,000)	59,169	27,948

[1] From March 15, 2007 (commencement of initial offering) to August 31, 2007.
[2] Based on average shares outstanding at each month end.
[3] Exclusive of sales charge
[4] Not annualized.
[5] Annualized.
[6] Expense waivers and/or reimbursements amounted to less than ..01%.

The Fund 9

	Year Ended August 31,

Class C Shares	2008	2007[1]

Per Share Data ($):

Net asset value, beginning of period	12.91	13.63

Investment operations:

Investment income—net[2]	.57	.23

Net realized and unrealized gain (loss) on investments	(.87)	(.71)

Total from investment operations	(.30)	(.48)

Distributions:

Dividends from investment income--net	(.55)	(.24)

Net asset value, end of period	12.06	12.91

Total Return (%)[3]	(2.43)	1.27[4]

Ratios/Supplemental Data (%):

Ratio of total expenses to average net assets	1.80	1.99[5]

Ratio of net expenses to average net assets[6]	1.80	1.99[5]

Ratio of net investment income to average net assets	4.53	3.69[5]

Portfolio turnover rate	76.05	55.80

Net assets, end of period ($ x 1,000)	30,730	9,397

[1] From March 15, 2007 (commencement of initial offering) to August 31, 2007.
[2] Based on average shares outstanding at each month end.
[3] Exclusive of sales charge
[4] Not annualized.
[5] Annualized.
[6] Expense waivers and/or reimbursements amounted to less than ..01%.

The Fund 10

		Year Ended August 31,

Class Z Shares	2008	2007[1]	2006[2]

Per Share Data ($):

Net asset value, beginning of period	12.91	13.34	12.50

Investment operations:

Investment income—net[3]	.67	.63	.57

Net realized and unrealized gain (loss) on investments	(.87)	(.39)	.82

Total from investment operations	(.20)	.24	1.39

Distributions:

Dividends from investment income--net	(.66)	(.63)	(.55)

Dividends from net realized gain on investments	-	(.04)	-

Total distributions	(.66)	(.67)	(.55)

Net asset value, end of period	12.05	12.91	13.34

Total Return (%)	(1.59)	1.65	11.35[4]

Ratios/Supplemental Data (%):

Ratio of total expenses to average net assets	.97	1.24	1.24[5]

Ratio of net expenses to average net assets	.97[6]	1.24[6]	1.18[5]

Ratio of net investment income to average net assets	5.32	4.62	4.68[5]

Portfolio turnover rate	76.05	55.80	74.52[5]

Net assets, end of period ($ x 1,000)	152,058	126,390	80,330

[1] The fund commenced offering three classes of shares on March 15, 2007. The existing shares were redesignated Class Z and the fund added Class A and Class C shares.
[2] From September 30, 2005 (commencent of operations) to August 31, 2006.
[3] Based on average shares outstanding at each month end.
[4] Not annualized.
[5] Annualized.
[6] Expense waivers and/or reimbursements amounted to less than ..01%.

The Fund 11

Your Investment

SHAREHOLDER GUIDE

Choosing a share class

The fund is designed primarily for people who are investing through a third party, such as a bank, broker-dealer or financial adviser, or in a 401(k) or other retirement plan. Third parties with whom you open a fund account may impose policies, limitations and fees that are different from those described in this prospectus. Consult a representative of your plan or financial institution for further information.

This prospectus offers Class A, C, I and Z shares of the fund.

Class Z shares generally are offered only to shareholders of the fund who have continuously held fund shares since the date the shares were classified as Z shares.

Your financial representative may receive different compensation for selling one class of shares than for selling another class. It is important to remember that the CDSCs and Rule 12b-1 fees have the same purpose as the front-end sales charge: to compensate the distributor for concessions and expenses it pays to dealers and financial institutions in connection with the sale of fund shares. A CDSC is not charged on fund shares acquired through the reinvestment of fund dividends. Because the Rule 12b-1 fee is paid out of the fund’s assets on an ongoing basis, over time it will increase the cost of your investment and may cost you more than paying other types of sales charges.

The different classes of fund shares represent investments in the same portfolio of securities, but the classes are subject to different expenses and will likely have different share prices. When choosing a class, you should consider your investment amount, anticipated holding period, the potential costs over your holding period and whether you qualify for any reduction or waiver of the sales charge.

A complete description of these classes follows. You should review these arrangements with your financial representative before determining which class to invest in.

	Class A	Class C	Class I	Class Z*

Initial sales charge	up to 4.50%	none	none	none

Ongoing distribution fee
(Rule 12b-1 fee)	none	0.75%	none	up to 0.25%

Ongoing shareholder services fee	0.25%	0.25%	none	none

Contingent deferred sales charge	1% on sale of	1% on sale of	none	none
	shares bought	shares held for
	within one year	one year or less
without an initial
sales charge as
part of an
investment of
$1 million
or more

Conversion feature	no	no	no	no

Recommended purchase maximum	none	$1 million	none	none
*Class Z shares generally are not available for new accounts.

Your Investment 12

Class A share considerations

When you invest in Class A shares, you pay the public offering price, which is the share price, or net asset value (NAV), plus the initial sales charge that may apply to your purchase. The amount of the initial sales charge is based on the size of your investment, as the following table shows. We also describe below how you may reduce or eliminate the initial sales charge. (See “Sales charge reductions and waivers.”)

Since some of your investment goes to pay an upfront sales charge when you purchase Class A shares, you purchase fewer shares than you would with the same investment in Class C shares. Nevertheless, you are usually better off purchasing Class A shares, rather than Class C shares, and paying an up-front sales charge if you:

  plan to own the shares for an extended period of time, since the ongoing Rule 12b-1 fees on Class C shares may eventually exceed the cost of the up- front sales charge; and
  qualify for a reduced or waived sales charge

If you invest $1 million or more (and are not eligible to purchase Class I or Class Z shares), Class A shares will always be the most advantageous choice.

Class A sales

charges

	Sales charge	Sales charge

	as a % of	as a % of

Purchase amount	offering price	NAV

Less than $50,000	4.50%	4.70%
$50,000 to $99,999	4.00%	4.20%
$100,000 to $249,999	3.00%	3.10%
$250,000 to $499,999	2.50%	2.60%
$500,000 to $999,999	2.00%	2.00%
$1 million or more*	none	none

* No sales charge applies on investments of $1 million or more, but a contingent deferred sales charge of 1% may be imposed on certain redemptions of such shares within one year of the date of purchase.(except shares bought through dividend reinvestment).

Sales charge reductions and waivers

To receive a reduction or waiver of your initial sales charge, you must let your financial intermediary or the fund know at the time you purchase shares that you qualify for such a reduction or waiver. If you do not let your financial intermediary or the fund know that you are eligible for a reduction or waiver, you may not receive the reduction or waiver to which you are otherwise entitled. In order to receive a reduction or waiver, you may be required to provide your financial intermediary or the fund with evidence of your qualification for the reduction or waiver, such as records regarding shares of certain Dreyfus Funds held in accounts with that financial intermediary and other financial intermediaries. Additional information regarding reductions and waivers of sales loads is available, free of charge, at www.dreyfus.com and in the SAI.

You can reduce your initial sales charge in the following ways:

  Rights of accumulation. You can count toward the amount of your investment your total account value in all share classes of the fund and certain other Dreyfus Funds that are subject to a sales charge. For example, if you have $1 million invested in shares of certain other Dreyfus Funds that are subject to a sales charge, you can invest in Class A shares of any fund without an initial sales charge. We may terminate or change this privilege at any time on written notice.
  Letter of intent. You can sign a letter of intent, in which you agree to invest a certain amount (your goal) in the fund and certain other Dreyfus Funds over a 13-month period, and your initial sales charge will be based on your goal. A 90-day back- dated period can also be used to count previous purchases toward your goal. Your goal must be at least $50,000, and your initial investment must be at least $5,000. The sales charge will be adjusted if you do not meet your goal.
  Combine with family members. You can also count toward the amount of your investment all investments in certain other Dreyfus Funds, in any class of shares that is subject to a sales charge, by your spouse and your children under age 21 (family members), including their rights of accumulation and goals under a letter of intent.
  Certain other groups may also be permitted to combine purchases for purposes of reducing or eliminating sales charges. (See “How to Buy Shares” in the SAI.)

Class A shares may be purchased at NAV without payment of a sales charge by the following individuals and entities:

  full-time or part-time employees, and their family members, of Dreyfus or any of its affiliates

Your Investment 13

  board members of Dreyfus and board members of the Dreyfus Family of Funds full-time employees, and their family members, of financial institutions that have entered into selling agreements with the fund’s distributor
  “wrap” accounts for the benefit of clients of financial institutions, provided they have entered into an agreement with the fund’s distributor specifying operating policies and standards qualified separate accounts maintained by an insurance company; any state, county or city or instrumentality thereof; charitable organizations investing $50,000 or more in fund shares; and charitable remainder trusts qualified investors who (i) purchase Class A shares directly through the fund’s distributor, and (ii) have, or whose spouse or minor children have, beneficially owned shares and continuously maintained an open account directly through the distributor in a Dreyfus-managed fund, since on or before February 28, 2006 investors with cash proceeds from the investor’s exercise of employment-related stock options, whether invested in the fund directly or indirectly through an exchange from a Dreyfus-managed money market fund, provided that the proceeds are processed through an entity that has entered into an agreement with the fund’s distributor specifically relating to processing stock options. Upon establishing the account in the fund or the Dreyfus- managed money market fund, the investor and the investor’s spouse or minor children become eligible to purchase Class A shares of the fund at NAV, whether or not using the proceeds of the employment-related stock options members of qualified affinity groups who purchase Class A shares directly through the fund’s distributor, provided that the qualified affinity group has entered into an affinity agreement with the distributor

Class C share considerations

Since you pay no initial sales charge, an investment of less than $1 million in Class C shares buys more shares than the same investment would in Class A shares. However, you will pay ongoing Rule 12b-1 fees. Over time, the Rule 12b-1 fees may cost you more than paying an initial sales charge on Class A shares. Class C shares redeemed within one year of purchase are subject to a 1% CDSC.

Because Class A shares will always be a more favorable investment than Class C shares for investments of $1 million or more, the fund will generally not accept a purchase order for Class C shares in the amount of $1 million or more. While the fund will take reasonable steps to prevent investments of $1 million or more in Class C shares, it may not be able to identify such investments made through certain financial intermediaries or omnibus accounts.

Your Investment 14

Class I share considerations

Since you pay no initial sales charge, an investment of less than $1 million in Class I shares buys more shares than the same investment would in a class that charges an initial sales charge. There is also no CDSC imposed on redemptions of Class I shares, and you do not pay any ongoing service or distribution fees. Class I shares may be purchased by:

  bank trust departments, trust companies and insurance companies that have entered into agreements with the fund’s distributor to offer Class I shares to their clients law firms or attorneys acting as trustees or executors/administrators foundations and endowments that make an initial investment in the fund of at least $1 million advisory fee-based accounts offered through financial intermediaries who, depending on the structure of the selected advisory platform, make Class I shares available

Class Z share considerations-Class Z shares generally are not available for new accounts. Class Z shares generally are offered only to shareholders of the fund who have continuously held fund shares since the date the fund’s shares were classified as Z shares.

CDSC waivers

The fund’s CDSC may be waived in the following cases:

  permitted exchanges of shares, except if shares acquired by exchange are then redeemed within the period during which a CDSC would apply to the initial shares purchased redemptions made within one year of death or disability of the shareholder redemptions due to receiving required minimum distributions from retirement accounts upon reaching age 70½
  redemptions made through the fund’s Automatic Withdrawal Plan, if such redemptions do not exceed 12% of the value of the account annually redemptions from qualified and non-qualified employee benefit plans

Your Investment 15

Valuing Shares

Dreyfus generally calculates fund NAVs as of the close of trading on the New York Stock Exchange (NYSE) (usually 4:00 p.m. Eastern time) on days the NYSE is open for regular business. Your order will be priced at the next NAV calculated after your order is received in proper form by the fund’s transfer agent or other authorized entity. When calculating NAVs, Dreyfus values equity investments on the basis of market quotations or official closing prices. Dreyfus generally values fixed income investments based on values supplied by an independent pricing service approved by the fund’s board. The pricing service’s procedures are reviewed under the general supervision of the board. If market quotations or prices from a pricing service are not readily available, or are determined not to reflect accurately fair value, the fund may value those investments at fair value as determined in accordance with procedures approved by the fund’s board. Fair value of investments may be determined by the fund’s board, its pricing committee or its valuation committee in good faith using such information as it deems appropriate under the circumstances. Under certain circumstances, the fair value of foreign equity securities will be provided by an independent pricing service. Using fair value to price investments may result in a value that is different from a security’s most recent closing price and from the prices used by other mutual funds to calculate their net asset values. Funds that seek tax-exempt income are not recommended for purchase in IRAs or other qualified retirement plans. Foreign securities held by a fund may trade on days when the fund does not calculate its NAV and thus may affect the fund’s NAV on days when investors have no access to the fund.

Investments in certain types of thinly traded securities may provide short-term traders arbitrage opportunities with respect to the fund’s shares. For example, arbitrage opportunities may exist when trading in a portfolio security or securities is halted and does not resume, or the market on which such securities are traded closes before the fund calculates its NAV. If short-term investors of the fund were able to take advantage of these arbitrage opportunities, they could dilute the NAV of fund shares held by long-term investors. Portfolio valuation policies can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that such valuation policies will prevent dilution of the fund’s NAV by short-term traders. While the fund has a policy regarding frequent trading, it too may not be completely effective to prevent short-term NAV arbitrage trading, particularly in regard to omnibus accounts. Please see “Your Investment — Shareholder Guide — General Policies” for further information about the fund’s frequent trading policy.

Orders to buy and sell shares received by dealers by the close of trading on the NYSE and transmitted to the distributor or its designee by the close of its business day (usually 5:15 p.m. Eastern time) will be based on the NAV determined as of the close of trading on the NYSE that day.

Your Investment 16

How to Buy Shares

To open an account or purchase additional shares: By Mail. To open a regular account, complete an application and mail, together with a check payable to The Dreyfus Family of Funds, to:

The Dreyfus Family of Funds
P.O. Box 55268
Boston, MA 02205-8502
Attn: Institutional Processing

To purchase additional shares in a regular account, mail a check payable to The Dreyfus Family of Funds (with your account number on your check), together with an investment slip, to the above address.

IRA Accounts. To open an IRA account or make additional investments in an IRA account, be sure to specify the fund name and the year for which the contribution is being made. When opening a new account include a completed IRA application, and when making additional investments include an investment slip. Make checks payable to The Dreyfus Family of Funds, and mail to:

The Bank of New York Mellon, Custodian
P.O. Box 55552
Boston, MA 02205-8568
Attn: Institutional Processing

Electronic Check or Wire. To purchase shares in a regular or IRA account by wire or electronic check, please call 1-800-554-4611 (inside the U.S. only) for more information.

Dreyfus TeleTransfer. To purchase additional shares in a regular or IRA account by Dreyfus TeleTransfer, which will transfer money from a pre-designated bank account, request the account service on your application. Call 1-800-554-4611 (inside the U.S. only) or visit www.dreyfus.com to request your transaction.

Automatically. You may purchase additional shares in a regular or IRA account by selecting one of Dreyfus’ automatic investment services made available to the fund on your account application or service application. See “Services For Fund Investors.” In Person. Visit a Dreyfus Financial Center. Please call us for locations.

Minimum investments

	Initial	Additional

Regular accounts	$1,000	$100

All investments must be in U.S. dollars. Third-party checks, cash, travelers’ checks or money orders will not be accepted. You may be charged a fee for any check that does not clear. Maximum Dreyfus TeleTransfer purchase is $150,000 per day.

Your Investment 17

How to Sell Shares

You may sell (redeem) shares at any time. Your shares will be sold at the next NAV calculated after your order is received in proper form by the fund’s transfer agent or other authorized entity. Any certificates representing fund shares being sold must be returned with your redemption request.Your order will be processed promptly and you will generally receive the proceeds within a week.

To keep your CDSC as low as possible, each time you request to sell shares we will first sell shares that are not subject to a CDSC, and then those subject to the lowest charge. The CDSC is based on the lesser of the original purchase cost or the current market value of the shares being sold, and is not charged on fund shares you acquired by reinvesting your fund dividends. As described above in this prospectus, there are certain instances when you may qualify to have the CDSC waived. Consult your financial representative or refer to the SAI for additional details.

Before selling shares recently purchased by check, Dreyfus TeleTransfer or Automatic Asset Builder, please note that:

  if you send a written request to sell such shares, the fund may delay sending the proceeds for up to eight business days following the purchase of those shares the fund will not process wire, telephone, online or Dreyfus TeleTransfer redemption requests, for up to eight business days following the purchase of those shares.

By Mail. To redeem shares of a regular account by mail, send a letter of instruction that includes your name, your account number, the name of the fund, the share class, the dollar amount to be redeemed and how and where to send the proceeds. Mail your request to:

The Dreyfus Family of Funds
P.O. Box 55268
Boston, MA 02205-8502

IRA Accounts. To redeem shares of an IRA account by mail, send a letter of instruction that includes all of the same information for regular accounts and indicate whether the distribution is qualified or premature and whether the 10% TEFRA should be withheld. Mail your request to:

The Bank of New York Mellon, Custodian
P.O. Box 55552
Boston, MA 02205-8568

Telephone or Online. To sell shares in a regular account, call Dreyfus at 1-800-554-4611 (inside the U.S.

only) or visit www.dreyfus.com to request your transaction.

A check will be mailed to your address of record or you may request a wire or electronic check (Dreyfus TeleTransfer) to be sent to the account information on file with the fund. For wires or Dreyfus TeleTransfer, be sure that the fund has your bank account information on file. Proceeds will be wired or sent by electronic check to your bank account.

Limitations on selling shares by phone or online through www.dreyfus.com

Proceeds	Minimum	Maximum

sent by	phone/online	phone/online

Check*	no minimum	$250,000 per day

Wire	$1,000	$500,000 for joint

		accounts every 30 days/

		$20,000 per day

Dreyfus	$500	$500,000 for joint

TeleTransfer		accounts every 30 days/

		$20,000 per day

* Not available online on accounts whose address has been changed within the last 30 days.

Automatically. You may sell shares in a regular account by calling 1-800-554-4611 (inside the U.S. only) for instructions on how to establish the Dreyfus Automatic Withdrawal Plan. You may sell shares in an IRA account by calling the above number for instructions on the Automatic Withdrawal Plan.

In Person. Visit a Dreyfus Financial Center. Please call us for locations.

A signature guarantee is required for some written sell orders. These include:

  amounts of $10,000 or more on accounts whose address has been changed within the last 30 days requests to send the proceeds to a different payee or address amounts of $100,000 or more

A signature guarantee helps protect against fraud. You can obtain one from most banks or securities dealers, but not from a notary public. For joint accounts, each signature must be guaranteed. Please call to ensure that your signature guarantee will be processed correctly.

Your Investment 18

Redemption fee. Short-term trading can disrupt the fund’s investment program and create additional costs for long term shareholders. For these reasons, if you are selling or exchanging shares you have owned for less than 60 days, the fund may deduct a 2% redemption fee.

Subject to the exceptions described below, you will be subject to the fee, whether you are holding shares directly in your name or indirectly through an intermediary, such as a broker, bank, investment adviser, record keeper for retirement plan participants, or any other third party. If you hold your shares through an intermediary’s omnibus account, the intermediary is responsible for imposing the fee and remitting the fee to the fund. The redemption fee will be charged and retained by the fund on shares sold before the end of the required holding period. Dreyfus will use the “first-in, first-out” method to determine the holding period for the shares sold. Under this method, shares held the longest will be redeemed or exchanged first. The holding period commences on the day after your purchase order is effective.

The fund will not assess a redemption fee on fund shares (1) redeemed through automatic withdrawal plans or automatic exchange plans; (2) redeemed through certain comprehensive fee programs, such as wrap fee accounts and automated rebalancing or asset allocation programs offered by financial intermediaries (including those sponsored by Dreyfus or its affiliates); (3) acquired by the reinvestment of fund dividends or capital gain distributions; (4) redeemed by the fund (e.g., for failure to meet account minimums or to cover various fees); (5) purchased or redeemed by rollover, transfers and changes of account registration, provided that the investment remains in the fund; (6) purchased by other mutual funds, if approved by Dreyfus; (7) held in accounts in which there are legal or contractual restrictions on the imposition of a redemption fee as determined by the fund in its sole discretion; (8) redeemed as a result of death, disability or a Qualified Domestic Relations Order; (9) redeemed through the checkwriting privilege, if any, and (10) converted from one share class to another in the fund.

In addition, the fund will not impose redemption fees on certain types of retirement plan transactions processed through a participant recordkeeping system supported by Dreyfus or through third party record keepers. These transactions include: (1) redemptions of shares purchased with new contributions to the plan, such as payroll contributions, excess contributions, and loan repayments; (2) shares redeemed for withdrawals and distributions, such as minimum required distributions, systematic withdrawal programs, and lump sum distributions; (3) shares redeemed by participation in automated account rebalancing programs or other systematic participant investment advice programs approved by the plan sponsor; (4) shares purchased or redeemed as a result of plan sponsor decisions, such as changes in investment options, automated account rebalancing programs, and plan termination or merger; (5) shares redeemed for loans, or following a hardship specified in the retirement plan documents; and (6) forfeitures or redemptions in connection with a participant’s termination of employment.

If you hold your shares through a financial intermediary that does not process your share transactions in an omnibus account, the intermediary is responsible for providing Dreyfus with the information necessary to enable you to receive any redemption fee waivers to which you may be entitled. The fund reserves the right to withdraw waivers in its sole discretion without notice if the fund determines that an account is engaging in frequent trading or other activities detrimental to the fund.

Due to operational limitations or restrictions, retirement plans and intermediaries that maintain omnibus accounts with the fund may calculate redemption fees differently than the fund. However, redemptions made through a participant-initiated balance transfer will be subject to the fund’s redemption fee if such shares were purchased through a participant-initiated balance transfer. If you are investing in fund shares through an intermediary (or in the case of a 401(k) retirement plan, your plan sponsor), please contact the intermediary for more information on any differences in how the redemption fee may be applied to your investment in the fund.

Your Investment 19

General policies

Unless you decline teleservice privileges on your application, the fund’s transfer agent is authorized to act on telephone or online instructions from any person representing himself or herself to be you and reasonably believed by the transfer agent to be genuine. You may be responsible for any fraudulent telephone or online order as long as the fund’s transfer agent takes reasonable measures to confirm that instructions are genuine.

The fund is designed for long-term investors. Frequent purchases, redemptions and exchanges may disrupt portfolio management strategies and harm fund performance by diluting the value of fund shares and increasing brokerage and administrative costs. As a result, Dreyfus and the fund’s board have adopted a policy of discouraging excessive trading, short-term market timing and other abusive trading practices (frequent trading) that could adversely affect the fund or its operations. Dreyfus and the fund will not enter into arrangements with any person or group to permit frequent trading.

The fund also reserves the right to:

  change or discontinue its exchange privilege, or temporarily suspend the privilege during unusual market conditions change its minimum or maximum investment amounts
  delay sending out redemption proceeds for up to seven days (generally applies only during unusual market conditions or in cases of very large redemptions or excessive trading)
  “redeem in kind,” or make payments in securities rather than cash, if the amount redeemed is large enough to affect fund operations (for example, if it exceeds 1% of the fund’s assets)
  refuse any purchase or exchange request, including those from any individual or group who, in Dreyfus’ view, is likely to engage in frequent trading

More than four roundtrips within a rolling 12-month period generally is considered to be frequent trading. A roundtrip consists of an investment that is substantially liquidated within 60 days. Based on the facts and circumstances of the trades, the fund may also view as frequent trading a pattern of investments that are partially liquidated within 60 days.

Transactions made through Automatic Investment Plans, Automatic Withdrawal Plans, Dreyfus Auto-Exchange Privileges, automatic non-discretionary rebalancing programs, and minimum required retirement distributions generally are not considered to be frequent trading. For employer-sponsored benefit plans, generally only participant-initiated exchange transactions are subject to the roundtrip limit. Dreyfus monitors selected transactions to identify frequent trading. When its surveillance systems identify multiple roundtrips, Dreyfus evaluates trading activity in the account for evidence of frequent trading. Dreyfus considers the investor’s trading history in other accounts under common ownership or control, in other Dreyfus Funds and BNY Mellon Funds, and if known, in non-affiliated mutual funds and accounts under common control. These evaluations involve judgments that are inherently subjective, and while Dreyfus seeks to apply the policy and procedures uniformly, it is possible that similar transactions may be treated differently. In all instances, Dreyfus seeks to make these judgments to the best of its abilities in a manner that it believes is consistent with shareholder interests. If Dreyfus concludes the account is likely to engage in frequent trading, Dreyfus may cancel or revoke the purchase or exchange on the following business day. Dreyfus may also temporarily or permanently bar such investor’s future purchases into the fund in lieu of, or in addition to, canceling or revoking the trade. At its discretion, Dreyfus may apply these restrictions across all accounts under common ownership, control or perceived affiliation.

Your Investment 20

Fund shares often are held through omnibus accounts maintained by financial intermediaries, such as brokers and retirement plan administrators, where the holdings of multiple shareholders, such as all the clients of a particular broker, are aggregated. Dreyfus’ ability to monitor the trading activity of investors whose shares are held in omnibus accounts is limited. However, the agreements between the distributor and financial intermediaries include obligations to comply with the terms of this prospectus and to provide Dreyfus, upon request, with information concerning the trading activity of investors whose shares are held in omnibus accounts. If Dreyfus determines that any such investor has engaged in frequent trading of fund shares, Dreyfus may require the intermediary to restrict or prohibit future purchases or exchanges of fund shares by that investor.

Certain retirement plans and intermediaries that maintain omnibus accounts with the fund may have developed policies designed to control frequent trading that may differ from the fund’s policy. At its sole discretion, the fund may permit such intermediaries to apply their own frequent trading policy. If you are investing in fund shares through an intermediary (or in the case of a retirement plan, your plan sponsor), please contact the intermediary for information on the frequent trading policies applicable to your account. To the extent that a fund significantly invests in foreign securities traded on markets that close before the fund calculates its NAV, events that influence the value of these foreign securities may occur after the close of these foreign markets and before the fund calculates its NAV. As a result, certain investors may seek to trade fund shares in an effort to benefit from their understanding of the value of these foreign securities at the time the fund calculates its NAV (referred to as price arbitrage). This type of frequent trading may dilute the value of fund shares held by other shareholders.

To the extent that a fund significantly invests in thinly traded securities, certain investors may seek to trade fund shares in an effort to benefit from their understanding of the value of these securities (referred to as price arbitrage). Any such frequent trading strategies may interfere with efficient management of the fund’s portfolio to a greater degree than funds that invest in highly liquid securities, in part because the fund may have difficulty selling these portfolio securities at advantageous times or prices to satisfy large and/or frequent redemption requests. Any successful price arbitrage may also cause dilution in the value of fund shares held by other shareholders. Although the fund’s frequent trading and fair valuation policies and procedures are designed to discourage market timing and excessive trading, none of these tools alone, nor all of them together, completely eliminates the potential for frequent trading.

Small account policy

If your account falls below $500, the fund may ask you to increase your balance. If it is still below $500 after 45 days, the fund may close your account and send you the proceeds.

Your Investment 21

DISTRIBUTIONS AND TAXES

The fund earns dividends, interest and other income from its investments, and distributes this income (less expenses) to shareholders as dividends. The fund also realizes capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gain distributions. The fund normally pays dividends once a month and capital gain distributions annually. Fund dividends and distributions will be reinvested in the fund unless you instruct the fund otherwise. There are no fees or sales charges on reinvestments.

The fund anticipates that virtually all dividends paid to you will be exempt from federal income tax. However, for federal tax purposes, certain distributions, such as distributions of short-term capital gains, are taxable to you as ordinary income, while long-term capital gains are taxable to you as capital gains.

High portfolio turnover and more volatile markets can result in significant taxable distributions to shareholders, regardless of whether their shares have increased in value. The tax status of any distribution generally is the same regardless of how long you have been in the fund and whether you reinvest your distributions or take them in cash.

The tax status of any distribution generally is the same regardless of how long you have been in the fund and whether you reinvest your distributions or take them in cash.

If you buy shares of a fund when the fund has realized but not yet distributed income or capital gains, you will be “buying a dividend” by paying the full price for the shares and then receiving a portion back in the form of a taxable distribution.

Your sale of shares, including exchanges into other funds, may result in a capital gain or loss for tax purposes. A capital gain or loss on your investment in the fund generally is the difference between the cost of your shares and the amount you receive when you sell them.

The tax status of your distributions will be detailed in your annual tax statement from the fund. Because everyone’s tax situation is unique, please consult your tax advisor before investing.

Your Investment 22

SERVICES FOR FUND INVESTORS

Automatic services

Buying or selling shares automatically is easy with the services described below. With each service, you select a schedule and amount, subject to certain restrictions. If you purchase shares through a third party, the third party may impose different restrictions on these services and privileges, or may not make them available at all. For information, call your financial representative or 1-800-554-4611, or, if you own Class Z shares, 1-800-645-6561.

For investing

Dreyfus Automatic	For making automatic investments

Asset Builder®	from a designated bank account.

Dreyfus Payroll	For making automatic investments

Savings Plan	through a payroll deduction.

Dreyfus Government	For making automatic investments

Direct Deposit Privilege	from your federal employment,

Social Security or other regular

federal government check.

Dreyfus Dividend	For automatically reinvesting the

Sweep	dividends and distributions from the

fund into another Dreyfus Fund (not

available for IRAs).

For exchanging shares

Dreyfus Auto-Exchange	For making regular exchanges from

Privilege	the fund into another Dreyfus Fund.

For selling shares

Dreyfus Automatic	For making regular withdrawals

Withdrawal Plan	from most Dreyfus Funds. There

will be no CDSC, as long as the

amount of any withdrawal does not

exceed on an annual basis 12% of

the greater of the account value at

the time of the first withdrawal

under the plan, or at the time of the

subsequent withdrawal.

Exchange privilege

Generally, you can exchange shares worth $500 or more (no minimum for retirement accounts) into other Dreyfus Funds. You can request your exchange by contacting your financial representative. Be sure to read the current prospectus for any fund into which you are exchanging before investing. Any new account established through an exchange will have the same privileges as your original account (as long as they are available). There is currently no fee for exchanges, although you may be charged a sales load when exchanging into any fund that has one.

Dreyfus TeleTransfer privilege

To move money between your bank account and your Dreyfus fund account with a phone call or online, use the Dreyfus TeleTransfer privilege. You can set up Dreyfus TeleTransfer on your account by providing bank account information and following the instructions on your application, or contacting your financial representative. Shares held in an IRA or Education Savings Account may not be redeemed through the Dreyfus TeleTransfer privilege.

Account Statements

Every Dreyfus Fund investor automatically receives regular account statements. You will also be sent a yearly statement detailing the tax characteristics of any dividends and distributions you have received.

Your Investment 23

Checkwriting privilege

You may write redemption checks against your account for Class Z shares in amounts of $500 or more. These checks are free; however, a fee will be charged if you request a stop payment or if the transfer agent cannot honor a redemption check due to insufficient funds or another valid reason. Please do not postdate your checks or use them to close your account.

Reinvestment privilege

Upon written request, you can reinvest up to the number of Class A shares you redeemed within 45 days of selling them at the current share price without any sales charge. If you paid a CDSC, it will be credited back to your account. This privilege may be used only once.

Dreyfus Express® voice-activated account access

You can easily manage your Dreyfus accounts, check your account balances, purchase fund shares, transfer money between your Dreyfus Funds, get price and yield information, and much more, by calling 1-800-554-4611, or, if you own Class Z shares, 1-800-645-6561. Certain requests require the services of a representative.

Your Investment 24

NOTES

© 2008 MBSC Securities Corporation

6165P1208

Dreyfus BASIC Municipal
Money Market Fund


Seeks current income exempt from federal income tax, and liquidity, by investing in high quality, short-term municipal obligations


PROSPECTUS December 15, 2008

Contents

The Fund

Goal and Approach	1
Main Risks	2
Past Performance	3
Expenses	4
Management	5
Financial Highlights	7

Your Investment

Account Policies	8
Distributions and Taxes	11
Services for Fund Investors	12

For More Information

See back cover.

The Fund

Dreyfus BASIC Municipal
Money Market Fund

Ticker Symbol: DBMXX

GOAL AND APPROACH

The fund seeks to provide a high level of current income exempt from federal income taxes to the extent consistent with the preservation of capital and the maintenance of liquidity. As a money market fund, the fund is subject to maturity, quality and diversification requirements designed to help it maintain a stable share price.


To pursue its goal, the fund normally invests substantially all of its assets in short-term, high quality municipal obligations that provide income exempt from federal personal income taxes.


The fund may also invest in high quality short-term structured notes, which are derivative instruments whose value is tied to underlying municipal obligations.


Although the fund seeks to provide income exempt from federal income taxes, interest from some of its holdings may be subject to the federal alternative minimum tax. In addition, the fund may invest temporarily in high quality, taxable money market instruments when acceptable municipal obligations are not available for investment.


Concepts to understand

Money market fund: a specific type of fund that seeks to maintain a $1.00 price per share. Money market funds are subject to strict federal requirements and must:

  maintain an average dollar-weighted portfolio maturity of 90 days or less buy individual securities that have remaining maturities of 13 months or less invest only in high quality, dollar-denominated obligations

Municipal obligations: debt securities that provide income free from federal income tax, and state income tax if the investor lives in the issuing state. Municipal obligations are typically of two types:

  general obligation bonds, which are secured by the full faith and credit of the issuer and its taxing power revenue bonds, which are payable from the revenues derived from a specific revenue source, such as charges for water and sewer service or highway tolls

The Fund 1

MAIN RISKS

The fund’s yield will fluctuate as the short-term securities in its portfolio mature and the proceeds are reinvested in securities with different interest rates.

An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

While the fund has maintained a constant share price since inception, and will continue to try to do so, the following factors could reduce the fund’s income level and/or share price:

  interest rates could rise sharply, causing the value of the fund’s investments and its share price to drop interest rates could drop, thereby reducing the fund’s yield any of the fund’s holdings could have its credit rating downgraded or could default

Derivative securities, such as structured notes, can be volatile, and the possibility of default by the financial institution or counterparty may be greater for these securities than for other types of money market instruments. Structured notes typically are purchased in privately negotiated transactions from financial institutions and, thus, an active trading market for such instruments may not exist.

To be tax-exempt, municipal obligations generally must meet certain regulatory requirements. Although the fund will invest in municipal obligations that pay interest that is exempt, in the opinion of counsel to the issuer (or on the basis of other authority believed by Dreyfus to be reliable), from federal income taxes, if any such municipal obligations fail to meet these regulatory requirements, the interest received by the fund from its investment in such obligations and distributed to fund shareholders will be taxable.

The fund is non-diversified, which means that a relatively high percentage of the fund’s assets may be invested in a limited number of issuers. Therefore, the fund’s performance may be more vulnerable to changes in the market value of a single issuer or a group of issuers and more susceptible to risks associated with a single economic, political or regulatory occurrence than a diversified fund.

Concept to understand

Credit rating: a measure of the issuer’s expected ability to make all required interest and principal payments in a timely manner. An issuer with the highest credit rating has a very strong degree of certainty (or safety) with respect to making all payments. An issuer with the second-highest credit rating has a strong capacity to make all payments, although the degree of safety is somewhat less.

Generally, the fund is required to invest its assets in securities with the highest or second-highest credit rating, or the unrated equivalent as determined by The Dreyfus Corporation (Dreyfus).

The Fund 2

PAST PERFORMANCE

The bar chart and table shown illustrate the risks of investing in the fund. The bar chart shows the changes in the fund’s performance from year to year.The table shows the fund’s average annual total returns over time. All returns assume reinvestment of dividends and distributions. Of course, past performance (before and after taxes) is no guarantee of future results.

Year-by-year total returns as of 12/31 each year (%)

Best Quarter:	Q3 '00	+0.98%
Worst Quarter:	Q3 '03	+0.14%

The fund’s year-to-date total return as of 9/30/08 was 1.66% .

Average annual total returns as of 12/31/07

1 Year	5 Years	10 Years

3.32%	2.00%	2.35%

For the fund’s current 7-day yield, please call toll-free:

1-800-645-6561.

What this fund is – and isn’t

This fund is a mutual fund: a pooled investment that is professionally managed and gives you the opportunity to participate in financial markets. It strives to reach its stated goal, although as with all mutual funds, it cannot offer guaranteed results.

An investment in this fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency. It is not a complete investment program. You could lose money in this fund, but you also have the potential to make money.

The Fund 3

EXPENSES

As an investor, you pay certain fees and expenses in connection with the fund, which are described in the table below. Shareholder transaction fees are paid from your account. Annual fund operating expenses are paid out of fund assets, so their effect is reflected in the amount of income available for distribution to shareholders. The fund has no sales charge (load) or Rule 12b-1 distribution fees.

From time to time, Dreyfus may further limit expenses to the extent it deems appropriate to enhance the yield of the fund during periods when fixed expenses have a significant impact on the fund’s yield because of low interest rates. This expense limitation policy is voluntary and temporary and may be revised or terminated by Dreyfus at any time without notice.

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Fee table

Shareholder transaction fees
charged if your account balance is
less than $50,000
Exchange fee	$5.00
Account closeout fee*	$5.00
Wire and Dreyfus TeleTransfer redemption fee	$5.00
Checkwriting charge	$2.00
Annual fund operating expenses
% of average daily net assets
Management fees	0.50%
Shareholder services fee	0.03%
Other expenses	0.07%

Total annual fund operating expenses	0.60%
Fee waiver and/or expense reimbursement
(0.15)%

Net operating expenses**	0.45%

*	Unless by exchange or wire for which a charge applies.
**	The Dreyfus Corporation has agreed contractually to waive
receipt of its fee and/or assume the expenses of the funds that total annual fund operating expenses do not exceed 0.45%. Dreyfus may terminate this agreement upon at least 90 days prior notice to investors, but has committed not to do so until at least December
15, 2009.

Expense example

1 Year	3 Years	5 Years	10 Years

$46	$177	$320	$736
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This example shows what you could pay in expenses over time. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. The one-year example and the first year of the three-, five- and ten-years examples are based on net operating expenses, which reflect the expense waiver/reimbursement by Dreyfus. Because actual returns and expenses will be different, the example is for comparison only.

Concepts to understand

Management fee: the fee paid to Dreyfus for managing the fund and assisting in all aspects of the fund’s operations.

Shareholder services fee: a fee of up to 0.25% used to reimburse the fund’s distributor for shareholder account service and maintenance.

Other expenses: fees paid by the fund for miscellaneous items such as transfer agency, custody, professional and registration fees. The fund also makes payments to certain financial intermediaries, including affiliates, who provide subadministration, recordkeeping and/or sub-transfer agency services to beneficial owners of the fund.

Shareholder transaction fee: the fee paid from your account and retained by the fund to help keep operating expenses lower.

The Fund 4

MANAGEMENT Investment adviser

The investment adviser for the fund is The Dreyfus Corporation (Dreyfus), 200 Park Avenue, New York, New York 10166. Founded in 1947, Dreyfus manages approximately $362 billion in approximately 188 mutual fund portfolios. For the past fiscal year, the fund paid Dreyfus a management fee at the annual rate of 0.35% of the fund's average daily net assets. A discussion regarding the basis for the Board's approval of the fund's management agreement with Dreyfus is available in the fund's shareholder report for the period ended August 31, 2008. Dreyfus is the primary mutual fund business of The Bank of New York Mellon Corporation (BNY Mellon), a global financial services company focused on helping clients move and manage their financial assets, operating in 34 countries and serving more than 100 markets. BNY Mellon is a leading provider of financial services for institutions, corporations and high-net-worth individuals, providing asset and wealth management, asset servicing, issuer services, and treasury services through a worldwide client-focused team. BNY Mellon has more than $23 trillion in assets under custody and administration and $1.1 trillion in assets under management, and it services more than $13 trillion in outstanding debt. Additional information is available at www.bnymellon.com.

The Dreyfus asset management philosophy is based on the belief that discipline and consistency are important to investment success. For each fund, Dreyfus seeks to establish clear guidelines for portfolio management and to be systematic in making decisions. This approach is designed to provide each fund with a distinct, stable identity.

The Fund 5

Distributor

The fund’s distributor is MBSC Securities Corporation (MBSC), a wholly owned subsidiary of Dreyfus. Dreyfus or MBSC may provide cash payments out of its own resources to financial intermediaries that sell shares of funds in the Dreyfus Family of Funds or provide other services. Such payments are separate from any sales charges, 12b-1 fees and/or shareholder services fees or other expenses paid by a fund to those intermediaries. Because those payments are not made by fund shareholders or the fund, the fund’s total expense ratio will not be affected by any such payments. These payments may be made to intermediaries, including affiliates, that provide shareholder servicing, sub-administration, recordkeeping and/or sub-transfer agency services, marketing support and/or access to sales meetings, sales representatives and management representatives of the financial intermediary. Cash compensation also may be paid from Dreyfus’ or MBSC’s own resources to intermediaries for inclusion of a fund on a sales list, including a preferred or select sales list or in other sales programs. These payments sometimes are referred to as “revenue sharing.” From time to time, Dreyfus or MBSC also may provide cash or non-cash compensation to financial intermediaries or their representatives in the form of occasional gifts; occasional meals, tickets or other entertainment; support for due diligence trips; educational conference sponsorship; support for recognition programs; and other forms of cash or non-cash compensation permissible under broker-dealer regulations. In some cases, these payments or compensation may create an incentive for a financial intermediary or its employees to recommend or sell shares of the fund to you. Please contact your financial representative for details about any payments they or their firm may receive in connection with the sale of fund shares or the provision of services to the fund.

Code of ethics

The fund, Dreyfus and MBSC have each adopted a code of ethics that permits its personnel, subject to such code, to invest in securities, including securities that may be purchased or held by the fund. Each code of ethics restricts the personal securities transactions of employees, and requires portfolio managers and other investment personnel to comply with the code’s preclearance and disclosure procedures. The primary purpose of the code is to ensure that personal trading by employees does not disadvantage any Dreyfus-managed fund.

The Fund 6

FINANCIAL HIGHLIGHTS

These financial highlights describe the performance of the fund’s shares for the fiscal periods indicated. “Total return” shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These financial highlights have been audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the fund’s financial statements, is included in the annual report, which is available upon request.

		Year Ended August 31,
	2008	2007	2006	2005	2004

Per Share Data ($):

Net asset value, beginning of period	1.00	1.00	1.00	1.00	1.00
Investment operations:
Investment income--net	.025	.033	.028	.016	.007
Distributions:
Dividends from investment income--net	(.025)	(.033)	(.028)	(.016)	(.007)
Net asset value, end of period	1.00	1.00	1.00	1.00	1.00

Total Return (%)	2.50	3.32	2.82	1.64	.67
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.60	.60	.61	.60	.60
Ratio of net expenses to average net assets	.43	.45	.44	.44	.44
Ratio of net investment income to average net assets	2.46	3.27	2.76	1.63	.67
Net assets, end of period ($ x 1,000)	360,651	339,372	363,231	420,987	448,827

The Fund 7

Your Investment

ACCOUNT POLICIES Buying shares

You pay no sales charges to invest in this fund. Your price for fund shares is the fund’s net asset value per share (NAV), which is generally calculated at 12:00 noon Eastern time, on days the New York Stock Exchange is open for regular business. Your order will be priced at the next NAV calculated after your order is received in proper form by the fund’s transfer agent or other authorized entity.

When calculating its NAV, the fund compares the NAV using amortized cost to its NAV using available market quotations or market equivalents, which generally are provided by an independent pricing service approved by the fund’s board. The pricing service’s procedures are reviewed under the general supervision of the board. The fund’s portfolio securities are valued based on amortized cost, which does not take into account unrealized gains or losses. As a result, portfolio securities are valued at their acquisition cost, adjusted over time based on the discounts or premiums reflected in their purchase price. The fund uses this valuation method pursuant to Rule 2a-7 under the 1940 Act in order to be able to price its shares at $1.00 per share. In accordance with Rule 2a-7, the fund is subject to certain maturity, quality and diversification requirements to help it maintain the $1.00 share price.

Fund shares may be purchased through the distributor or third party agents that have entered into an agreement with the fund’s distributor. If you invest through a third party (rather than directly with the distributor), the policies and fees may be different than those described herein. Banks, brokers, financial advisers and financial supermarkets may charge transaction fees and may set different minimum investments or limitations on buying or selling shares. Please consult your financial representative, the Statement of Additional Information or call 1-800-645-6561 (Outside the U.S. 516-794-5452) for more information.

Because the fund seeks tax-exempt income, it is not recommended for purchase in IRAs or qualified retirement plans.

Minimum investments

	Initial	Additional

Regular accounts	$25,000	$1,000

All investments must be in U.S. dollars. Third-party checks, cash, travelers’ checks or money orders will not be accepted. You may be charged a fee for any check that does not clear. Maximum Dreyfus TeleTransfer purchase is $150,000 per day.

To open an account or purchase additional shares:

Mail. To open an account, complete an application and mail, together with a check, to: The Dreyfus Family of Funds, P.O. Box 55299, Boston, MA 02205-8553. To purchase additional shares, mail a check (with your account number on your check), together with an investment slip, to: The Dreyfus Family of Funds, P.O. Box 105, Newark, NJ 07101-0105. Make checks payable to: The Dreyfus Family of Funds.

Electronic Check or Wire. To purchase shares by wire or electronic check, please call 1-800-645-6561 (Outside the U.S. 516-794-5452) for information.

Dreyfus TeleTransfer. To purchase additional shares by Dreyfus TeleTransfer, which will transfer money from a pre-designated bank account, request the account service on your application. Call 1-800-645-6561 (outside the U.S. 516-794-5452) or visit www.dreyfus.com to request your transaction.

Automatically. You may purchase additional shares by selecting one of Dreyfus’ automatic investment services made available to the fund on your account application or service application. See “Services For Fund Investors.”

In Person. Visit a Dreyfus Financial Center. Please call 1-800-645-6561 (outside the U.S. 516-794-5452) for locations.

Your Investment 8

Selling shares

You may sell (redeem) shares at any time. Your shares will be sold at the next NAV calculated after your order is received in proper form by the fund’s transfer agent or other authorized entity. Any certificates representing fund shares being sold must be returned with your redemption request.Your order will be processed promptly and you will generally receive the proceeds within a week.

Before selling or writing a check against shares recently purchased by check or Dreyfus TeleTransfer, please note that:

  if you send a written request to sell such shares, the fund may delay selling the shares for up to eight business days following the purchase of those shares the fund will not honor redemption checks, or process wire, telephone, online or Dreyfus TeleTransfer redemption requests, for up to eight business days following the purchase of those shares.
Limitations on selling shares by phone or online

through www.dreyfus.com

Proceeds	Minimum	Maximum

sent by	phone/online	phone/online

Check*	no minimum	$250,000 per day

Wire	$5,000	$500,000 for joint

		accounts every30 days/

		$20,000 per day

Dreyfus	$1,000	$500,000 for joint

TeleTransfer		accounts every 30 days/

		$20,000 per day

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Shareholder transaction fees

charged if your account balance is less than $50,000 at the time of the transaction

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Exchange fee	$5.00

Account closeout fee**	$5.00

Wire and Dreyfus TeleTransfer redemption fee	$5.00

Checkwriting charge	$2.00

*	Not available online on accounts whose address has been changed within the last 30 days.

**	Unless by exchange or wire for which a charge applies.

Mail. To redeem shares by mail, send a letter of instruction that includes:

  your name
  your account number
  the name of the fund
  the dollar amount to be redeemed
  how and where to send the proceeds

Mail your request to The Dreyfus Family of Funds, P.O. Box 55268, Boston, MA 02205-8501.

Telephone or Online. To sell shares call 1-800-645-6561 (outside the U.S. 516-794-5452) or visit www.dreyfus.com to request your transaction.

A check will be mailed to your address of record or you may request a wire or electronic check (Dreyfus TeleTransfer) to be sent to the bank account information on file with the fund. For wires or Dreyfus TeleTransfer, be sure that the fund has your bank account information on file. Proceeds will be wired or sent by electronic check to your bank account.

In Person. Visit a Dreyfus Financial Center. Please call 1-800-645-6561 (outside the U.S. 516-794-5452) for locations.

A signature guarantee is required for some written sell orders. These include:

  amounts of $10,000 or more on accounts whose address has been changed within the last 30 days requests to send the proceeds to a different payee or address amounts of $100,000 or more

A signature guarantee helps protect against fraud. You can obtain one from most banks or securities dealers, but not from a notary public. For joint accounts, each signature must be guaranteed. Please call to ensure that your signature guarantee will be processed correctly.

Your Investment 9

General policies

Unless you decline teleservice privileges on your application, the fund’s transfer agent is authorized to act on telephone or online instructions from any person representing himself or herself to be you and reasonably believed by the transfer agent to be genuine. You may be responsible for any fraudulent telephone or online order as long as the fund’s transfer agent takes reasonable measures to confirm that instructions are genuine.

Money market funds generally are used by investors for short-term investments, often in place of bank checking or savings accounts, or for cash management purposes. The fund is designed to benefit investors who do not engage in frequent redemptions or exchanges of fund shares. Because charges may apply to redemptions and exchanges of fund shares, and because the number of exchanges permitted is limited, the fund may not be an appropriate investment for an investor who intends to engage frequently in such transactions. Dreyfus believes that money market funds, such as the fund, are not targets of abusive trading practices, because money market funds seek to maintain a $1.00 per share price and typically do not fluctuate in value based on market prices. However, frequent purchases and redemptions of the fund’s shares could increase the fund’s transaction costs, such as market spreads and custodial fees, and may interfere with the efficient management of the fund’s portfolio, which could detract from the fund’s performance. Accordingly, the fund also reserves the right to refuse any purchase or exchange request. Funds in the Dreyfus Family of Funds that are not money market mutual funds have approved policies and procedures that are intended to discourage and prevent abusive trading practices in those mutual funds, which may apply to exchanges from or into the fund. If you plan to exchange your fund shares for shares of another Dreyfus fund, please read the prospectus of that other Dreyfus fund for more information.

The fund also reserves the right to:

  refuse any purchase or exchange request
  change or discontinue its exchange privilege, or temporarily suspend the privilege during unusual market conditions change its minimum or maximum investment amounts
  delay sending out redemption proceeds for up to seven days (generally applies only during unusual market conditions or in cases of very large redemptions or excessive trading)
  “redeem in kind,” or make payments in securities rather than cash, if the amount redeemed is large enough to affect fund operations (for example, if it exceeds 1% of the fund’s assets)

The fund may also process purchase and sale orders and calculate its NAV on days the fund’s primary trading markets are open and the fund’s management determines to do so.

Small account policies

If your account falls below $10,000, the fund may ask you to increase your balance. If it is still below $10,000 after 45 days, the fund may close your account and send you the proceeds.

Your Investment 10

DISTRIBUTIONS AND TAXES

The fund earns dividends, interest and other income from its investments, and distributes this income (less expenses) to shareholders as dividends. The fund also realizes capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gain distributions. The fund normally pays dividends once a month and capital gain distributions annually. Fund dividends and capital gain distributions will be reinvested in the fund unless you instruct the fund otherwise.There are no fees or sales charges on reinvestments.

The fund anticipates that virtually all dividends paid to you will be exempt from federal income tax. However, for federal tax purposes, certain distributions, such as distributions of short-term capital gains, are taxable to you as ordinary income, while long-term capital gains are taxable to you as capital gains.

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The tax status of any distribution generally is the same regardless of how long you have been in the fund and whether you reinvest your distributions or take them in cash.

If you buy shares of a fund when the fund has realized but not yet distributed income or capital gains, you will be “buying a dividend” by paying the full price for the shares and then receiving a portion back in the form of a taxable distribution.

Your sale of shares, including exchanges into other funds, may result in a capital gain or loss for tax purposes. A capital gain or loss on your investment in the fund generally is the difference between the cost of your shares and the amount you receive when you sell them.

The tax status of your distributions will be detailed in your annual tax statement from the fund. Because everyone’s tax situation is unique, please consult your tax adviser before investing.

Your Investment 11

SERVICES FOR FUND INVESTORS

Dreyfus Dividend Sweep

For automatically reinvesting the dividends and distributions from one Dreyfus fund into another, use Dreyfus Dividend Sweep (not available for IRAs). You can set up this service with your application or by calling 1-800-645-6561.

Checkwriting privilege

You may write redemption checks against your account in amounts of $1,000 or more. There is a $2.00 charge for each check written, unless you meet the $50,000 minimum balance requirement at the time of the transaction. The charge is retained by the fund. An additional fee will be charged by the transfer agent if you request a stop payment or if the transfer agent cannot honor a redemption check due to insufficient funds or another valid reason. Please do not postdate your checks or use them to close your account.

Exchange privilege

You can exchange shares worth $1,000 or more from one Dreyfus fund into another. You are allowed only four exchanges out of the fund in a calendar year. You can request your exchange in writing, by phone or online. Be sure to read the current prospectus for any fund into which you are exchanging before investing. Any new account established through an exchange will have the same privileges as your original account (as long as they are available). There is a $5.00 exchange fee, unless you meet the $50,000 minimum balance requirement at the time of the transaction. The charge is retained by the fund. You may be charged a sales load when exchanging into any fund that has one.

Dreyfus TeleTransfer privilege

To move money between your bank account and your Dreyfus fund account with a phone call or online, use the Dreyfus TeleTransfer privilege. You can set up Dreyfus TeleTransfer on your account by providing bank account information and following the instructions on your application. For accounts with a balance below $50,000, there is a $5.00 fee for Dreyfus TeleTransfer redemptions. The charge is retained by the fund.

Dreyfus Express® voice-activated account access

You can easily manage your Dreyfus accounts, check your account balances, purchase fund shares, transfer money between your Dreyfus funds, get price and yield information and much more — when it’s convenient for you — by calling 1-800-645-6561. Certain requests may require the services of a representative.

Account Statements

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Every Dreyfus fund investor automatically receives regular account statements. You will also be sent a yearly statement detailing the tax characteristics of any dividends and distributions you have received.

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Dreyfus Financial Centers

Dreyfus offers a full array of investment services and products through Dreyfus Financial Centers. This includes information on mutual funds, brokerage services, tax-advantaged products and retirement planning.

Experienced financial consultants can help you make informed choices and provide you with personalized attention in handling account transactions. The Financial Centers also offer informative seminars and events. To find out whether a Dreyfus Financial Center is near you, call 1-800-645-6561.

Your Investment 12

NOTES

For More Information

Dreyfus BASIC Municipal Money Market Fund
a series of Dreyfus Municipal Funds, Inc.

SEC file number: 811-6377

More information on this fund is available free upon request, including the following:

Annual/Semiannual Report

Describes the fund’s performance, lists portfolio holdings and contains a letter from the fund’s manager discussing recent market conditions, economic trends and fund strategies that significantly affected the fund’s performance during the last fiscal year.The fund’s most recent annual and semiannual reports are available at www.dreyfus.com.

Statement of Additional Information (SAI)

Provides more details about the fund and its policies. A current SAI is available at www.dreyfus.com and is on file with the Securities and Exchange Commission (SEC). The SAI is incorporated by reference (is legally considered part of this prospectus).

Portfolio Holdings

Dreyfus funds generally disclose their complete schedule of portfolio holdings monthly with a 30-day lag at www.dreyfus.com under Mutual Fund Center –Dreyfus Mutual Funds – Mutual Fund Total Holdings. Complete holdings as of the end of the calendar quarter are disclosed 15 days after the end of such quarter. Dreyfus money market funds generally disclose their complete schedule of holdings daily. The schedule of holdings for a fund will remain on the website until the fund files its Form N-Q or Form N-CSR for the period that includes the dates of the posted holdings.

A complete description of the fund’s policies and procedures with respect to the disclosure of the fund’s portfolio securities is available in the fund’s SAI.

To obtain information:

By telephone Call 1-800-645-6561

By mail Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

By E-mail Send your request to info@dreyfus.com
On the Internet Text-only versions of certain fund documents can be viewed online or downloaded from:
SEC http://www.sec.gov

Dreyfus http://www.dreyfus.com

You can also obtain copies, after paying a duplicating fee, by visiting the SEC’s Public Reference Room in Washington, DC (for
information, call 1-202-551-8090) or by E-mail request to
publicinfo@sec.gov, or by writing to the SEC’s Public Reference
Section, Washington, DC 20549-0102.

© 2008 MBSC Securities Corporation

0122P1208

Dreyfus BASIC New Jersey
Municipal Money Market Fund

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Seeks current income exempt from federal and New Jersey state income taxes, and liquidity, by investing in high quality, short-term municipal obligations

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PROSPECTUS December 15, 2008

Contents

The Fund

Goal and Approach	1
Main Risks	2
Past Performance	3
Expenses	4
Management	5
Financial Highlights	7

Your Investment

Account Policies	8
Distributions and Taxes	11
Services for Fund Investors	12

For More Information

See back cover.

The Fund

Dreyfus BASIC New Jersey
Municipal Money Market Fund

Ticker Symbol: DBJXX

GOAL AND APPROACH

The fund seeks to provide a high level of current income exempt from federal and New Jersey state income taxes to the extent consistent with the preservation of capital and the maintenance of liquidity. As a money market fund, the fund is subject to maturity, quality and diversification requirements designed to help it maintain a stable share price.

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To pursue its goal, the fund normally invests substantially all of its assets in short-term, high quality municipal obligations that provide income exempt from federal and New Jersey state personal income taxes.

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The fund may also invest in high quality short-term structured notes, which are derivative instruments whose value is tied to underlying municipal obligations.

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Although the fund seeks to provide income exempt from federal and New Jersey state income taxes, interest from some of its holdings may be subject to the federal alternative minimum tax. In addition, the fund may invest temporarily in high quality, taxable money market instruments when acceptable municipal obligations are not available for investment.

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Concepts to understand

Money market fund: a specific type of fund that seeks to maintain a $1.00 price per share. Money market funds are subject to strict federal requirements and must:

  maintain an average dollar-weighted portfolio maturity of 90 days or less buy individual securities that have remaining maturities of 13 months or less invest only in high quality, dollar-denominated obligations

Municipal obligations: debt securities that provide income free from federal income tax, and state income tax if the investor lives in the issuing state. Municipal obligations are typically of two types:

  general obligation bonds, which are secured by the full faith and credit of the issuer and its taxing power revenue bonds, which are payable from the revenues derived from a specific revenue source, such as charges for water and sewer service or highway tolls

The Fund 1

MAIN RISKS

The fund’s yield will fluctuate as the short-term securities in its portfolio mature and the proceeds are reinvested in securities with different interest rates.

An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

While the fund has maintained a constant share price since inception, and will continue to try to do so, the following factors could reduce the fund’s income level and/or share price:

  interest rates could rise sharply, causing the value of the fund’s investments and its share price to drop interest rates could drop, thereby reducing the fund’s yield any of the fund’s holdings could have its credit rating downgraded or could default
  New Jersey's economy and the revenues underlying its municipal obligations may decline the fund’s portfolio securities may be more sensitive to risks that are specific to investing primarily in a single state

Derivative securities, such as structured notes, can be volatile, and the possibility of default by the financial institution or counterparty may be greater for these securities than for other types of money market instruments. Structured notes typically are purchased in privately negotiated transactions from financial institutions and, thus, an active trading market for such instruments may not exist.

To be tax-exempt, municipal obligations generally must meet certain regulatory requirements. Although the fund will invest in municipal obligations that pay interest that is exempt, in the opinion of counsel to the issuer (or on the basis of other authority believed by Dreyfus to be reliable), from federal and New Jersey state income taxes, if any such municipal obligations fail to meet these regulatory requirements, the interest received by the fund from its investment in such obligations and distributed to fund shareholders will be taxable.

The fund is non-diversified, which means that a relatively high percentage of the fund’s assets may be invested in a limited number of issuers. Therefore, the fund’s performance may be more vulnerable to changes in the market value of a single issuer or a group of issuers and more susceptible to risks associated with a single economic, political or regulatory occurrence than a diversified fund.

Concept to understand

Credit rating: a measure of the issuer’s expected ability to make all required interest and principal payments in a timely manner. An issuer with the highest credit rating has a very strong degree of certainty (or safety) with respect to making all payments. An issuer with the second-highest credit rating has a strong capacity to make all payments, although the degree of safety is somewhat less.

Generally, the fund is required to invest its assets in securities with the highest or second-highest credit rating, or the unrated equivalent as determined by The Dreyfus Corporation (Dreyfus).

The Fund 2

PAST PERFORMANCE

The bar chart and table shown illustrate the risks of investing in the fund. The bar chart shows the changes in the fund’s performance from year to year.The table shows the fund’s average annual total returns over time. All returns assume reinvestment of dividends and distributions. Of course, past performance (before and after taxes) is no guarantee of future results.

Year-by-year total returns as of 12/31 each year (%)

Best Quarter:	Q4 '00	+0.94%
Worst Quarter:	Q3 '03	+0.15%

The fund’s year-to-date total return as of 9/30/08 was 1.79% .

Average annual total returns as of 12/31/07

1 Year	5 Years	10 Years

3.37%	2.00%	2.30%

For the fund’s current 7-day yield, please call toll-free:

1-800-645-6561.

What this fund is – and isn’t

This fund is a mutual fund: a pooled investment that is professionally managed and gives you the opportunity to participate in financial markets. It strives to reach its stated goal, although as with all mutual funds, it cannot offer guaranteed results.

An investment in this fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency. It is not a complete investment program. You could lose money in this fund, but you also have the potential to make money.

The Fund 3

EXPENSES

As an investor, you pay certain fees and expenses in connection with the fund, which are described in the table below. Shareholder transaction fees are paid from your account. Annual fund operating expenses are paid out of fund assets, so their effect is reflected in the amount of income available for distribution to shareholders. The fund has no sales charge (load) or Rule 12b-1 distribution fees.

From time to time, Dreyfus may further limit expenses to the extent it deems appropriate to enhance the yield of the fund during periods when fixed expenses have a significant impact on the fund's yield because of low interest rates. This expense limitation policy is voluntary and temporary and may be revised or terminated by Dreyfus at any time without notice.

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Fee table

Shareholder transaction fees
charged if your account balance is
less than $50,000
Exchange fee	$5.00
Account closeout fee*	$5.00
Wire and Dreyfus TeleTransfer redemption fee	$5.00
Checkwriting charge	$2.00

Annual fund operating expenses
% of average daily net assets
Management fees	0.50%
Shareholder services fee	0.05%
Other expenses**	0.13%
Total annual fund operating expenses	0.68%
Fee waiver and/or expense reimbursement	(0.23)%

Net operating expenses**	0.45%
*	Unless by exchange or wire for which a charge applies.
**	The Dreyfus Corporation has agreed contractually to waive
receipt of its fees and/or assume the expenses of the fund so that total annual fund operating expenses do not exceed 0.45%.
Dreyfus may terminate this agreement upon at least 90 days prior notice to investors, but has committed not to do so until at least
December 15, 2009.
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Expense example
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1 Year	3 Years	5 Years	10 Years

$46	$194	$356	$825
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This example shows what you could pay in expenses over time. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. The one-year example and the first year of the three-, five- and ten-years examples are based on net operating expenses, which reflect the expense waiver/reimbursement by Dreyfus. Because actual returns and expenses will be different, the example is for comparison only.

Concepts to understand

Management fee: the fee paid to Dreyfus for managing the fund and assisting in all aspects of the fund’s operations.

Shareholder services fee: a fee of up to 0.25% used to reimburse the fund’s distributor for shareholder account service and maintenance.

Other expenses: fees paid by the fund for miscellaneous items such as transfer agency, custody, professional and registration fees. The fund also makes payments to certain financial intermediaries, including affiliates, who provide subadministration, recordkeeping and/or sub-transfer agency services to beneficial owners of the fund.

Shareholder transaction fee: the fee paid from your account and retained by the fund to help keep operating expenses lower.

The Fund 4

MANAGEMENT Investment adviser

The investment adviser for the fund is The Dreyfus Corporation (Dreyfus), 200 Park Avenue, New York, New York 10166. Founded in 1947, Dreyfus manages approximately $362 billion in approximately 188 mutual fund portfolios. A discussion regarding the basis for the Board's approval of the fund's management agreement with Dreyfus is available in the fund's sharholder report for the period ended August 31, 2008. Dreyfus is the primary mutual fund business of The Bank of New York Mellon Corporation (BNY Mellon), a global financial services company focused on helping clients move and manage their financial assets, operating in 34 countries and serving more than 100 markets. BNY Mellon is a leading provider of financial services for institutions, corporations and high-net-worth individuals, providing asset and wealth management, asset servicing, issuer services, and treasury services through a worldwide client-focused team. BNY Mellon has more than $23 trillion in assets under custody and administration and $1.1 trillion in assets under management, and it services more than $13 trillion in outstanding debt. Additional information is available at www.bnymellon.com.

The Dreyfus asset management philosophy is based on the belief that discipline and consistency are important to investment success. For each fund, Dreyfus seeks to establish clear guidelines for portfolio management and to be systematic in making decisions. This approach is designed to provide each fund with a distinct, stable identity.

The Fund 5

Distributor

The fund’s distributor is MBSC Securities Corporation (MBSC), a wholly owned subsidiary of Dreyfus. Dreyfus or MBSC may provide cash payments out of its own resources to financial intermediaries that sell shares of funds in the Dreyfus Family of Funds or provide other services. Such payments are separate from any sales charges, 12b-1 fees and/or shareholder services fees or other expenses paid by a fund to those intermediaries. Because those payments are not made by fund shareholders or the fund, the fund’s total expense ratio will not be affected by any such payments. These payments may be made to intermediaries, including affiliates, that provide shareholder servicing, sub-administration, recordkeeping and/or sub-transfer agency services, marketing support and/or access to sales meetings, sales representatives and management representatives of the financial intermediary. Cash compensation also may be paid from Dreyfus’ or MBSC’s own resources to intermediaries for inclusion of a fund on a sales list, including a preferred or select sales list or in other sales programs. These payments sometimes are referred to as “revenue sharing.” From time to time, Dreyfus or MBSC also may provide cash or non-cash compensation to financial intermediaries or their representatives in the form of occasional gifts; occasional meals, tickets or other entertainment; support for due diligence trips; educational conference sponsorship; support for recognition programs; and other forms of cash or non-cash compensation permissible under broker-dealer regulations. In some cases, these payments or compensation may create an incentive for a financial intermediary or its employees to recommend or sell shares of the fund to you. Please contact your financial representative for details about any payments they or their firm may receive in connection with the sale of fund shares or the provision of services to the fund.

Code of ethics

The fund, Dreyfus and MBSC have each adopted a code of ethics that permits its personnel, subject to such code, to invest in securities, including securities that may be purchased or held by the fund. Each code of ethics restricts the personal securities transactions of employees, and requires portfolio managers and other investment personnel to comply with the code’s preclearance and disclosure procedures. The primary purpose of the code is to ensure that personal trading by employees does not disadvantage any Dreyfus-managed fund.

The Fund 6

FINANCIAL HIGHLIGHTS

These financial highlights describe the performance of the fund’s shares for the fiscal periods indicated. “Total return” shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These financial highlights have been audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the fund’s financial statements, is included in the annual report, which is available upon request.

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			Year Ended August 31,

	2008	2007	2006	2005	2004

Per Share Data ($):

Net asset value, beginning of period	1.00	1.00	1.00	1.00	1.00

Investment operations:

Investment income--net	.026	.033	.027	.016	.007

Net realized and unrealized gain (loss) on investments	.001	-	-	-	-

Total from Investment operations	.027	.033	.027	.016	.007

Distributions:

Dividends from investment income--net	(.026)	(.033)	(.027)	(.016)	(.007)

Dividends from net realized gain on investments	(.001)	-	-	-	-

Total distributions	(.027)	(.033)	(.027)	(.016)	(.007)

Net asset value, end of period	1.00	1.00	1.00	1.00	1.00

Total Return (%)	2.70	3.30	2.78	1.59	.71

Ratios/Supplemental Data (%):

Ratio of total expenses to average net assets	.68	.65	.64	.64	.63

Ratio of net expenses to average net assets	.44	.45	.45	.45	.44

Ratio of net investment income to average net assets	2.58	3.25	2.75	1.57	.70

Net assets, end of period ($ x 1,000)	110,655	103,147	115,191	110,342	136,108
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The Fund 7

Your Investment

ACCOUNT POLICIES Buying shares

You pay no sales charges to invest in this fund. Your price for fund shares is the fund’s net asset value per share (NAV), which is generally calculated at 12:00 noon Eastern time, on days the New York Stock Exchange is open for regular business. Your order will be priced at the next NAV calculated after your order is received in proper form by the fund’s transfer agent or other authorized entity.

When calculating its NAV, the fund compares the NAV using amortized cost to its NAV using available market quotations or market equivalents, which generally are provided by an independent pricing service approved by the fund’s board. The pricing service’s procedures are reviewed under the general supervision of the board. The fund’s portfolio securities are valued based on amortized cost, which does not take into account unrealized gains or losses. As a result, portfolio securities are valued at their acquisition cost, adjusted over time based on the discounts or premiums reflected in their purchase price. The fund uses this valuation method pursuant to Rule 2a-7 under the 1940 Act in order to be able to price its shares at $1.00 per share. In accordance with Rule 2a-7, the fund is subject to certain maturity, quality and diversification requirements to help it maintain the $1.00 share price.

Fund shares may be purchased through the distributor or third party agents that have entered into an agreement with the fund’s distributor. If you invest through a third party (rather than directly with the distributor), the policies and fees may be different than those described herein. Banks, brokers, financial advisers and financial supermarkets may charge transaction fees and may set different minimum investments or limitations on buying or selling shares. Please consult your financial representative, the Statement of Additional Information or call 1-800-645-6561 (Outside the U.S. 516-794-5452) for more information.

Because the fund seeks tax-exempt income, it is not recommended for purchase in IRAs or qualified retirement plans.

Minimum investments

	Initial	Additional

Regular accounts	$25,000	$1,000

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All investments must be in U.S. dollars. Third-party checks, cash, travelers’ checks or money orders will not be accepted. You may be charged a fee for any check that does not clear. Maximum Dreyfus TeleTransfer purchase is $150,000 per day.

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To open an account or purchase additional shares:

Mail. To open an account, complete an application and mail, together with a check, to: The Dreyfus Family of Funds, P.O. Box 55299, Boston, MA 02205-8553. To purchase additional shares, mail a check (with your account number on your check), together with an investment slip, to: The Dreyfus Family of Funds, P.O. Box 105, Newark, NJ 07101-0105. Make checks payable to: The Dreyfus Family of Funds.

Electronic Check or Wire. To purchase shares by wire or electronic check, please call 1-800-645-6561 (Outside the U.S. 516-794-5452) for information.

Dreyfus TeleTransfer. To purchase additional shares by Dreyfus TeleTransfer, which will transfer money from a pre-designated bank account, request the account service on your application. Call 1-800-645-6561 (outside the U.S. 516-794-5452) or visit www.dreyfus.com to request your transaction.

Automatically. You may purchase additional shares by selecting one of Dreyfus’ automatic investment services made available to the fund on your account application or service application. See “Services For Fund Investors.”

In Person. Visit a Dreyfus Financial Center. Please call 1-800-645-6561 (outside the U.S. 516-794-5452) for locations.

Your Investment 8

Selling shares

You may sell (redeem) shares at any time. Your shares will be sold at the next NAV calculated after your order is received in proper form by the fund’s transfer agent or other authorized entity. Any certificates representing fund shares being sold must be returned with your redemption request.Your order will be processed promptly and you will generally receive the proceeds within a week.

Before selling or writing a check against shares recently purchased by check or Dreyfus TeleTransfer, please note that:

  if you send a written request to sell such shares, the fund may delay selling the shares for up to eight business days following the purchase of those shares the fund will not honor redemption checks, or process wire, telephone, online or Dreyfus TeleTransfer redemption requests, for up to eight business days following the purchase of those shares.
Limitations on selling shares by phone or online

through www.dreyfus.com

Proceeds	Minimum	Maximum

sent by	phone/online	phone/online

Check*	no minimum	$250,000 per day

Wire	$5,000	$500,000 for joint

		accounts every30 days/

		$20,000 per day

Dreyfus	$1,000	$500,000 for joint

TeleTransfer		accounts every 30 days/

		$20,000

		per day

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Shareholder transaction fees

charged if your account balance is less than $50,000 at the time of the transaction
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Exchange fee	$5.00

Account closeout fee**	$5.00

Wire and Dreyfus TeleTransfer redemption fee	$5.00

Checkwriting charge	$2.00

*	Not available online on accounts whose address has been changed within the last 30 days.
**	Unless by exchange or wire for which a charge applies

Mail. To redeem shares by mail, send a letter of instruction that includes:

  your name
  your account number
  the name of the fund
  the dollar amount to be redeemed
  how and where to send the proceeds

Mail your request to The Dreyfus Family of Funds, P.O. Box 55268, Boston, MA 02205-8501.

Telephone or Online. To sell shares call 1-800-645-6561 (outside the U.S. 516-794-5452) or visit www.dreyfus.com to request your transaction.

A check will be mailed to your address of record or you may request a wire or electronic check (Dreyfus TeleTransfer) to be sent to the bank account information on file with the fund. For wires or Dreyfus TeleTransfer, be sure that the fund has your bank account information on file. Proceeds will be wired or sent by electronic check to your bank account.

In Person. Visit a Dreyfus Financial Center. Please call 1-800-645-6561 (outside the U.S. 516-794-5452) for locations.

A signature guarantee is required for some written sell orders. These include:

  amounts of $10,000 or more on accounts whose address has been changed within the last 30 days requests to send the proceeds to a different payee or address amounts of $100,000 or more

A signature guarantee helps protect against fraud. You can obtain one from most banks or securities dealers, but not from a notary public. For joint accounts, each signature must be guaranteed. Please call to ensure that your signature guarantee will be processed correctly.

Your Investment 9

General policies

Unless you decline teleservice privileges on your application, the fund’s transfer agent is authorized to act on telephone or online instructions from any person representing himself or herself to be you and reasonably believed by the transfer agent to be genuine. You may be responsible for any fraudulent telephone or online order as long as the fund’s transfer agent takes reasonable measures to confirm that instructions are genuine.

Money market funds generally are used by investors for short-term investments, often in place of bank checking or savings accounts, or for cash management purposes. The fund is designed to benefit investors who do not engage in frequent redemptions or exchanges of fund shares. Because charges may apply to redemptions and exchanges of fund shares, and because the number of exchanges permitted is limited, the fund may not be an appropriate investment for an investor who intends to engage frequently in such transactions. Dreyfus believes that money market funds, such as the fund, are not targets of abusive trading practices, because money market funds seek to maintain a $1.00 per share price and typically do not fluctuate in value based on market prices. However, frequent purchases and redemptions of the fund’s shares could increase the fund’s transaction costs, such as market spreads and custodial fees, and may interfere with the efficient management of the fund’s portfolio, which could detract from the fund’s performance. Accordingly, the fund also reserves the right to refuse any purchase or exchange request. Funds in the Dreyfus Family of Funds that are not money market mutual funds have approved policies and procedures that are intended to discourage and prevent abusive trading practices in those mutual funds, which may apply to exchanges from or into the fund. If you plan to exchange your fund shares for shares of another Dreyfus fund, please read the prospectus of that other Dreyfus fund for more information.

The fund also reserves the right to:

  refuse any purchase or exchange request
  change or discontinue its exchange privilege, or temporarily suspend the privilege during unusual market conditions change its minimum or maximum investment amounts
  delay sending out redemption proceeds for up to seven days (generally applies only during unusual market conditions or in cases of very large redemptions or excessive trading)
  “redeem in kind,” or make payments in securities rather than cash, if the amount redeemed is large enough to affect fund operations (for example, if it exceeds 1% of the fund’s assets)

The fund may also process purchase and sale orders and calculate its NAV on days the fund’s primary trading markets are open and the fund’s management determines to do so.

Small account policies

If your account falls below $10,000, the fund may ask you to increase your balance. If it is still below $10,000 after 45 days, the fund may close your account and send you the proceeds.

Your Investment 10

DISTRIBUTIONS AND TAXES

The fund earns dividends, interest and other income from its investments, and distributes this income (less expenses) to shareholders as dividends. The fund also realizes capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gain distributions. The fund normally pays dividends once a month and capital gain distributions annually. Fund dividends and distributions will be reinvested in the fund unless you instruct the fund otherwise. There are no fees or sales charges on reinvestments.

The fund anticipates that virtually all dividends paid to you will be exempt from federal and and New Jersey state personal income taxes. However, for federal tax purposes, certain distributions, such as distributions of short-term capital gains, are taxable to you as ordinary income, while long-term capital gains are taxable to you as capital gains.

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For and New Jersey state personal income tax purposes, distributions derived from interest on municipal securities of New Jersey issuers and from interest on qualifying securities issued by U.S. territories and possessions are generally exempt from tax. Distributions that are federally taxable as ordinary income or capital gains are generally subject to New Jersey personal income taxes.

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The tax status of any distribution generally is the same regardless of how long you have been in the fund and whether you reinvest your distributions or take them in cash.

If you buy shares of a fund when the fund has realized but not yet distributed income or capital gains, you will be “buying a dividend” by paying the full price for the shares and then receiving a portion back in the form of a taxable distribution.

Your sale of shares, including exchanges into other funds, may result in a capital gain or loss for tax purposes. A capital gain or loss on your investment in the fund generally is the difference between the cost of your shares and the amount you receive when you sell them.

The tax status of your distributions will be detailed in your annual tax statement from the fund. Because everyone’s tax situation is unique, please consult your tax advisor before investing.

Your Investment 11

SERVICES FOR FUND INVESTORS

Dreyfus Dividend Sweep

For automatically reinvesting the dividends and distributions from one Dreyfus fund into another, use Dreyfus Dividend Sweep (not available for IRAs). You can set up this service with your application or by calling 1-800-645-6561.

Checkwriting privilege

You may write redemption checks against your account in amounts of $1,000 or more. There is a $2.00 charge for each check written, unless you meet the $50,000 minimum balance requirement at the time of the transaction. The charge is retained by the fund. An additional fee will be charged by the transfer agent if you request a stop payment or if the transfer agent cannot honor a redemption check due to insufficient funds or another valid reason. Please do not postdate your checks or use them to close your account.

Exchange privilege

You can exchange shares worth $1,000 or more from one Dreyfus fund into another. You are allowed only four exchanges out of the fund in a calendar year. You can request your exchange in writing, by phone or online. Be sure to read the current prospectus for any fund into which you are exchanging before investing. Any new account established through an exchange will have the same privileges as your original account (as long as they are available). There is a $5.00 exchange fee, unless you meet the $50,000 minimum balance requirement at the time of the transaction. The charge is retained by the fund. You may be charged a sales load when exchanging into any fund that has one.

Dreyfus TeleTransfer privilege

To move money between your bank account and your Dreyfus fund account with a phone call or online, use the Dreyfus TeleTransfer privilege. You can set up Dreyfus TeleTransfer on your account by providing bank account information and following the instructions on your application. For accounts with a balance below $50,000, there is a $5.00 fee for Dreyfus TeleTransfer redemptions. The charge is retained by the fund.

Dreyfus Express® voice-activated account access

You can easily manage your Dreyfus accounts, check your account balances, purchase fund shares, transfer money between your Dreyfus funds, get price and yield information and much more — when it’s convenient for you — by calling 1-800-645-6561. Certain requests may require the services of a representative.

Account Statements

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Every Dreyfus fund investor automatically receives regular account statements. You will also be sent a yearly statement detailing the tax characteristics of any dividends and distributions you have received.

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Dreyfus Financial Centers

Dreyfus offers a full array of investment services and products through Dreyfus Financial Centers. This includes information on mutual funds, brokerage services, tax-advantaged products and retirement planning.

Experienced financial consultants can help you make informed choices and provide you with personalized attention in handling account transactions. The Financial Centers also offer informative seminars and events. To find out whether a Dreyfus Financial Center is near you, call 1-800-645-6561.

Your Investment 12

NOTES

For More Information

Dreyfus BASIC New Jersey Municipal Money
Market Fund

a series of Dreyfus Municipal Funds, Inc.

SEC file number: 811-6377

More information on this fund is available free upon request, including the following:

Annual/Semiannual Report

Describes the fund’s performance, lists portfolio holdings and contains a letter from the fund’s manager discussing recent market conditions, economic trends and fund strategies that significantly affected the fund’s performance during the last fiscal year.The fund’s most recent annual and semiannual reports are available at www.dreyfus.com.

Statement of Additional Information (SAI)

Provides more details about the fund and its policies. A current SAI is available at www.dreyfus.com and is on file with the Securities and Exchange Commission (SEC). The SAI is incorporated by reference (is legally considered part of this prospectus).

Portfolio Holdings

Dreyfus funds generally disclose their complete schedule of portfolio holdings monthly with a 30-day lag at www.dreyfus.com under Mutual Fund Center –Dreyfus Mutual Funds – Mutual Fund Total Holdings. Complete holdings as of the end of the calendar quarter are disclosed 15 days after the end of such quarter. Dreyfus money market funds generally disclose their complete schedule of holdings daily. The schedule of holdings for a fund will remain on the website until the fund files its Form N-Q or Form N-CSR for the period that includes the dates of the posted holdings.

A complete description of the fund’s policies and procedures with respect to the disclosure of the fund’s portfolio securities is available in the fund’s SAI.

To obtain information:

By telephone Call 1-800-645-6561

By mail Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

By E-mail Send your request to info@dreyfus.com
On the Internet Text-only versions of certain fund documents can be viewed online or downloaded from:
SEC http://www.sec.gov
Dreyfus http://www.dreyfus.com

You can also obtain copies, after paying a duplicating fee, by visiting the SEC’s Public Reference Room in Washington, DC (for
information, call 1-202-551-8090) or by E-mail request to
publicinfo@sec.gov, or by writing to the SEC’s Public Reference
Section, Washington, DC 20549-0102.

© 2008 MBSC Securities Corporation

0127P1208

DREYFUS MUNICIPAL FUNDS, INC. DREYFUS BASIC MUNICIPAL MONEY MARKET FUND DREYFUS BASIC NEW JERSEY MUNICIPAL MONEY MARKET FUND

STATEMENT OF ADDITIONAL INFORMATION DECEMBER 15, 2008


     This Statement of Additional Information, which is not a prospectus, supplements and should be read in conjunction with the current Prospectus of Dreyfus BASIC Municipal Money Market Fund (“Money Market Fund”), and Dreyfus BASIC New Jersey Municipal Money Market Fund (“New Jersey Fund”), each a separate series (each, a “Fund” and collectively, the “Funds”) of Dreyfus Municipal Funds, Inc. (the “Company”), dated December 15, 2008, as each Prospectus may be revised from time to time. To obtain a copy of the relevant Fund’s Prospectus, please call your financial adviser, or write to the Company at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144, visit www.dreyfus.com, or call one of the following numbers:


Call Toll Free 1-800-645-6561 In New York City -- Call 1-718-895-1206 Outside the U.S. -- Call 516-794-5452

     Each Fund’s most recent Annual Report and Semi-Annual Report to Shareholders are separate documents supplied with this Statement of Additional Information, and the financial statements, accompanying notes and report of the independent registered public accounting firm appearing in the Annual Report are incorporated by reference into this Statement of Additional Information.

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DESCRIPTION OF THE COMPANY AND FUNDS

     The Company is a Maryland corporation that commenced operations on December 16, 1991. The Company is an open-end management investment company, known as a mutual fund. The Money Market Fund and New Jersey Fund are known as municipal money market funds. Each Fund must maintain an average dollar-weighted portfolio maturity of 90 days or less and buy individual securities that have remaining maturities of 13 months or less. As a municipal fund, each Fund invests in debt obligations issued by states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, or multi-state agencies or authorities, and certain other specified securities, the interest from which is, in the opinion of bond counsel to the issuer, exempt from Federal income tax (“Municipal Obligations”).

     The Dreyfus Corporation (the “Manager” or “Dreyfus”) serves as each Fund’s investment adviser.

MBSC Securities Corporation (the “Distributor”) is the distributor of each Fund’s shares.

Certain Portfolio Securities

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     The following information supplements (except as noted) and should be read in conjunction with the relevant Fund’s Prospectus.

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     Municipal Obligations. As a fundamental policy, the Money Market Fund normally invests at least 80% of the value of its net assets (plus any borrowings for investment purposes) in Municipal Obligations. As a fundamental policy, the New Jersey Fund normally invests at least 80% of the value of its net asset (plus any borrowings for investment purposes) in Municipal Obligations issued by the State of New Jersey, its political subdivisions, authorities and corporations, and certain other specified securities, that provide income exempt from Federal and New Jersey State personal income taxes (collectively, “New Jersey Municipal Obligations”). To the extent acceptable New Jersey Municipal Obligations are at any time unavailable for investment by the New Jersey Fund, the New Jersey Fund will invest temporarily in other Municipal Obligations. Municipal Obligations generally include debt obligations issued to obtain funds for various public purposes as well as certain industrial development bonds issued by or on behalf of public authorities. Municipal Obligations are classified as general obligation bonds, revenue bonds and notes. General obligation bonds are secured by the issuer’s pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable from the revenue derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source, but not from the general taxing power. Tax exempt industrial development bonds, in most cases, are revenue bonds that do not carry the pledge of the credit of the issuing municipality, but generally are guaranteed by the corporate entity on whose behalf they are issued. Notes are short-term instruments which are obligations of the issuing municipalities or agencies and are sold in anticipation of a bond sale, collection of taxes or receipt of other revenues. Municipal Obligations include municipal lease/purchase agreements, which are similar to installment purchase contracts for property or equipment issued by municipalities. Municipal Obligations bear fixed, floating or variable rates of interest.

     The yields on Municipal Obligations are dependent on a variety of factors, including general economic and monetary conditions, money market factors, conditions in the Municipal Obligations market, size of a particular offering, maturity of the obligation, and rating of the issue.

     Municipal Obligations include certain private activity bonds (a type of revenue bond), the income from which is subject to the alternative minimum tax (AMT). Each Fund may invest without limitation in such Municipal Obligations if the Manager determines that their purchase is consistent with the Fund’s investment objective.

Certain Tax Exempt Obligations. Each Fund may purchase floating and variable rate demand notes and bonds, which are tax exempt obligations ordinarily having stated maturities in excess of 13 months, but which permit the holder to demand payment of principal at any time, or at specified intervals not exceeding 13 months, in each case upon not more than 30 days’ notice. Variable rate demand notes include master demand notes which are obligations that permit each Fund to invest fluctuating amounts at varying rates of interest pursuant to direct arrangements between the Fund, as lender, and the borrower. These obligations permit daily changes in the amounts borrowed. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded, and there generally is no established secondary market for these obligations, although they are redeemable at face value, plus accrued interest. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the Fund’s right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Each obligation purchased by a Fund will meet the quality criteria established for its purchase of Municipal Obligations.

Derivative Products. Each Fund may purchase various derivative products whose value is tied to underlying Municipal Obligations. A Fund will purchase only those derivative products that are consistent with its investment objective and policies and comply with the quality, maturity and diversification standards of Rule 2a-7 under the Investment Company Act of 1940, as amended (the “1940 Act”). The principal types of derivative products are briefly described below.

     (1) Tax Exempt Participation Interests. Tax exempt participation interests (such as industrial development bonds and municipal lease/purchase agreements) give the Fund an undivided interest in a Municipal Obligation in the proportion that the Fund’s participation interest bears to the total principal amount of the Municipal Obligation. Participation interests may have fixed, floating or variable rates of interest, and are frequently backed by an irrevocable letter of credit or guarantee of a bank.

     (2) Tender Option Bonds. Tender option bonds grant the holder an option to tender an underlying Municipal Obligation at par plus accrued interest at specified intervals to a financial institution that acts as a liquidity provider. The holder of a tender option bond effectively holds a demand obligation that bears interest at the prevailing short-term tax exempt rate.

     (3) Custodial Receipts. In a typical custodial receipt arrangement, an issuer of a Municipal Obligation deposits it with a custodian in exchange for two classes of custodial receipts. One class has the characteristics of a typical auction rate security, where at specified intervals its interest rate is adjusted and ownership changes. The other class’s interest rate also is adjusted, but inversely to changes in the interest rate of the first class.

     (4) Structured Notes. Structured notes typically are purchased in privately negotiated transactions from financial institutions and, therefore, may not have an active trading market. When the Fund purchases a structured note, it will make a payment of principal to the counterparty. Some structured notes have a guaranteed repayment of principal while others place a portion (or all) of the principal at risk. The possibility of default by the counterparty or its credit provider may be greater for structured notes than for other types of money market instruments.

     Ratings of Municipal Obligations. Each Fund may invest only in those Municipal Obligations which are rated in one of the two highest rating categories for debt obligations by at least two rating organizations (or one rating organization if the instrument was rated by only one such organization) or, if unrated, are of comparable quality as determined in accordance with procedures established by the Company’s Board.

     The average distribution of investments (at value) in Municipal Obligations (including notes) by ratings for the fiscal year ended August 31, 2008, in each case computed on a monthly basis, was as follows:

	or	Moody’s Investors	or	Standard & Poor’s
Fitch Ratings		Service, Inc.		Ratings Services	Percentage of Value
(“Fitch”)		(“Moody’s”)		(“S&P”)

					Money Market Fund	New Jersey Fund

F1+/F1		MIG 1/VMIG 1, P-1		SP-1+/SP-1, A-1+/A1	79.2%	46.6%
AAA/AA		Aaa/Aa		AAA/AA	5.9%	21.2%
Not Rated		Not Rated		Not Rated	14.9%(1)	32.2%(2)

					100.0%	100.0%

(1)	Included in the Not Rated category are securities comprising 32.2% of the Money Market Fund’s market value which, while not rated, have been determined by the Manager to be of comparable quality to securities in the MIG 1/VMIG 1 rating category.

(2)	Included in the Not Rated category are securities comprising 32.2% of the New Jersey Fund’s market value which, while not rated, have been determined by the Manager to be of comparable quality to securities in the MIG 1/VMIG 1 rating category.

     If, subsequent to being purchased by a Fund, (a) an issue of rated Municipal Obligations ceases to be rated in the highest rating category by at least two rating organizations (or one rating organization if the instrument was rated by only one organization), or the Company’s Board determines that it is no longer of comparable quality; or (b) the Manager becomes aware that any portfolio security not so highly rated or any unrated security has been given a rating by any rating organization below the rating organization’s second highest rating category, the Company’s Board will reassess promptly whether such security presents minimal credit risk and will cause the Fund to take such action as it determines is in the best interest of the Fund and its shareholders, provided that the reassessment required by clause (b) is not required if the portfolio security is disposed of or matures within five business days of the Manager becoming aware of the new rating and the Company’s Board is subsequently notified of the Manager’s actions.

     To the extent the ratings by Moody’s, S&P or Fitch (collectively, the “Rating Agencies”) for Municipal Obligations may change as a result of changes in such organization or its rating system, each Fund will attempt to use comparable ratings as standards for its investments in accordance with the Fund’s investment policies described in its Prospectus and this Statement of Additional Information. The ratings of the Rating Agencies represent their opinions as to the quality of the Municipal Obligations which they undertake to rate. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality. Although these ratings may be an initial criterion for selection of portfolio investments, the Manager also will evaluate these securities and the creditworthiness of the issuers of such securities.

     Illiquid Securities. Each Fund may invest up to 10% of the value of its net assets in securities as to which a liquid trading market does not exist, provided such investments are consistent with the Fund’s investment objective. Such securities may include securities that are not readily marketable, such as securities subject to legal or contractual restrictions on resale, and repurchase agreements providing for settlement in more than seven days after notice. As to these securities, the Fund investing in such securities is subject to a risk that should the Fund desire to sell them when a ready buyer is not available at a price the Fund deems representative of their value, the value of the Fund’s net assets could be adversely affected.

     Taxable Investments. From time to time, on a temporary basis other than for temporary defensive purposes (but not to exceed 20% of the value of its net assets) or for temporary defensive purposes, a Fund may invest in taxable short-term investments (“Taxable Investments”) consisting of: notes of issuers having, at the time of purchase, a quality rating within the two highest grades of a Rating Agency; obligations of the U.S. Government, its agencies or instrumentalities; commercial paper rated not lower than P-2 by Moody’s, A-2 by S&P or F-2 by Fitch; certificates of deposit of U.S. domestic banks, including foreign branches of domestic banks, with assets of $1 billion or more; time deposits; bankers’ acceptances and other short-term bank obligations; and repurchase agreements in respect of any of the foregoing. Dividends paid by a Fund that are attributable to income earned by the Fund from Taxable Investments will be taxable to investors. See “Dividends, Distributions and Taxes.” Except for temporary defensive purposes, at no time will more than 20% of the value of a Fund’s net assets be invested in Taxable Investments. If a Fund purchases Taxable Investments, it will value them using the amortized cost method and comply with Rule 2a-7 under the 1940 Act relating to purchases of taxable instruments. When the New Jersey Fund has adopted a temporary defensive position, including when acceptable New Jersey Municipal Obligations are unavailable for investment by the New Jersey Fund, in excess of 20% of the New Jersey Fund’s net assets may be invested in securities that are not exempt from State of New Jersey income tax. Under normal market conditions, the Company anticipates that not more than 5% of the value of a Fund’s total assets will be invested in any one category of Taxable Investments.

Investment Techniques

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     The following information supplements (except as noted) and should be read in conjunction with the relevant Fund’s Prospectus. A Fund’s use of certain of the investment techniques described below may give rise to taxable income.

     Borrowing Money. The New Jersey Fund is permitted to borrow to the extent permitted under the 1940 Act, which permits an investment company to borrow in an amount up to 33-1/3% of the value of its total assets. The New Jersey Fund currently intends to, and the Money Market Fund may, borrow money only for temporary or emergency (not leveraging) purposes, in an amount up to 15% of the value of such Fund’s total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made. While such borrowings exceed 5% of the value of the Fund’s total assets, the Fund will not make any additional investments.

     Lending Portfolio Securities. (New Jersey Fund only) The Fund may lend securities from its portfolio to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. In connection with such loans, the Fund remains the owner of the loaned securities and continues to be entitled to payments in amounts equal to the interest or other distributions payable on the loaned securities. The Fund also has the right to terminate a loan at any time. The Fund may call the loan to vote proxies if a material issue affecting the Fund’s investment is to be voted upon. Loans of portfolio securities may not exceed 33-1/3% of the value of the Fund’s total assets (including the value of all assets received as collateral for the loan). The Fund will receive collateral consisting of cash, U.S. Government securities or irrevocable letters of credit which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. If the collateral consists of a letter of credit or securities, the borrower will pay the Fund a loan premium fee. If the collateral consists

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of cash, the Fund will reinvest the cash and pay the borrower a pre-negotiated fee or “rebate” from any return earned on the investment. The Fund may participate in a securities lending program operated by The Bank of New York Mellon, as lending agent (the “Lending Agent”). The Lending Agent will receive a percentage of the total earnings of the Fund derived from lending its portfolio securities. Should the borrower of the securities fail financially, the Fund may experience delays in recovering the loaned securities or exercising its rights in the collateral. Loans are made only to borrowers that are deemed by the Manager to be of good financial standing. In a loan transaction, the Fund will also bear the risk of any decline in value of securities acquired with cash collateral. The Fund will minimize this risk by limiting the investment of cash collateral to repurchase agreements or other high quality instruments with short maturities. The Fund currently does not intend to lend portfolio securities.

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     Stand-By Commitments. Each Fund may acquire “stand-by commitments” with respect to Municipal Obligations held in its portfolio. Under a stand-by commitment, a Fund obligates a broker, dealer or bank to repurchase, at the Fund’s option, specified securities at a specified price and, in this respect, stand-by commitments are comparable to put options. The exercise of a stand-by commitment, therefore, is subject to the ability of the seller to make payment on demand. Each Fund will acquire stand-by commitments solely to facilitate portfolio liquidity and does not intend to exercise any such rights thereunder for trading purposes. Each Fund may pay for stand-by commitments if such action is deemed necessary, thus increasing to a degree the cost of the underlying Municipal Obligation and similarly decreasing such security’s yield to investors. Gains realized in connection with stand-by commitments will be taxable. The New Jersey Fund will acquire stand-by commitments only to the extent consistent with the requirements for a “qualified investment fund” under the New Jersey gross income tax.

     Forward Commitments. Each Fund may purchase or sell Municipal Obligations and other securities on a forward commitment, when-issued or delayed-delivery basis, which means that delivery and payment take place in the future after the date of the commitment to purchase. The payment obligation and the interest rate receivable on a forward commitment, when-issued or delayed-delivery security are fixed when the Fund enters into the commitment, but the Fund does not make payment until it receives delivery from the counterparty. A Fund will commit to purchase such securities only with the intention of actually acquiring the securities, but the Fund may sell these securities before the settlement date if it is deemed advisable. Each Fund will segregate permissible liquid assets at least equal at all times to the amount of the Fund’s purchase commitments.

     Municipal Obligations and other securities purchased on a forward commitment, when-issued or delayed-delivery basis are subject to changes in value (generally changing in the same way, i.e., appreciating when interest rates decline and depreciating when interest rates rise) based upon the public’s perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. Securities purchased on a forward commitment, when-issued or delayed-delivery basis may expose a Fund to risks because they may experience such fluctuations prior to their actual delivery. Purchasing securities on a forward commitment, when-issued or delayed-delivery basis can involve the additional risk that the yield available in the market when the delivery takes place actually may be higher than that obtained in the transaction itself. Purchasing securities on a forward commitment, when-issued or delayed delivery basis when a Fund is fully or almost fully invested may result in greater potential fluctuation in the value of the Fund’s net assets and its net asset value per share.

Certain Investment Considerations and Risks

     General. Each Fund attempts to increase yields by trading to take advantage of short-term market variations. This policy is expected to result in high portfolio turnover but should not adversely affect the

Funds since the Funds usually do not pay brokerage commissions when purchasing short-term obligations. The value of the portfolio securities held by a Fund will vary inversely to changes in prevailing interest rates. Thus, if interest rates have increased from the time a security was purchased, such security, if sold, might be sold at a price less than its purchase cost. Similarly, if interest rates have declined from the time a security was purchased, such security, if sold, might be sold at a price greater than its purchase cost. In either instance, if the security was purchased at face value and held to maturity, no gain or loss would be realized.

     Each Fund is designed to benefit investors who do not engage in frequent redemptions or exchanges of Fund shares. Because charges may apply to redemptions and exchanges of Fund shares, and because the number of exchanges permitted is limited, the Funds may not be an appropriate investment for an investor who intends to engage frequently in such transactions.

     Even though interest-bearing securities are investments which promise a stable stream of income, the prices of such securities are inversely affected by changes in interest rates and, therefore, are subject to the risk of market price fluctuations. The values of fixed-income securities also may be affected by changes in the credit rating or financial condition of the issuing entities. Each Fund seeks to maintain a stable $1.00 share price.

     Investing in Municipal Obligations. Each Fund may invest more than 25% of the value of its total assets in Municipal Obligations which are related in such a way that an economic, business or political development or change affecting one such security also would affect the other securities; for example, securities the interest upon which is paid from revenues of similar types of projects, or securities whose issuers are located in the same state. As a result, each Fund may be subject to greater risk as compared to a comparable municipal money market fund that does not follow this practice.

     Certain municipal lease/purchase obligations in which the Funds may invest may contain “non-appropriation” clauses which provide that the municipality has no obligation to make lease payments in future years unless money is appropriated for such purpose on a yearly basis. Although “non-appropriation” lease/purchase obligations are secured by the leased property, disposition of the leased property in the event of foreclosure might prove difficult. In evaluating the credit quality of a municipal lease/purchase obligation that is unrated, the Manager will consider, on an ongoing basis, a number of factors including the likelihood that the issuing municipality will discontinue appropriating funds for the leased property.

     Certain provisions in the Internal Revenue Code of 1986, as amended (the “Code”), relating to the issuance of Municipal Obligations may reduce the volume of Municipal Obligations qualifying for Federal tax exemption. One effect of these provisions could be to increase the cost of the Municipal Obligations available for purchase by a Fund and thus reduce the available yield. Shareholders should consult their tax advisers concerning the effect of these provisions on an investment in a Fund. Proposals that may restrict or eliminate the income tax exemption for interest on Municipal Obligations may be introduced in the future. If any such proposal were enacted that would reduce the availability of Municipal Obligations for investment by a Fund so as to adversely affect its shareholders, such Fund would reevaluate its investment objective and policies and submit possible changes in its structure to shareholders for their consideration. If legislation were enacted that would treat a type of Municipal Obligation as taxable, each Fund would treat such security as a permissible Taxable Investment within the applicable limits set forth herein.

     Investing in New Jersey Municipal Obligations. (New Jersey Fund only) Since the New Jersey Fund is concentrated in securities issued by New Jersey or entities within New Jersey, an investment in the Fund may involve greater risk than investments in certain other types of funds. You should consider carefully the special risks inherent in the Fund’s investment in New Jersey Municipal Obligations. You should review the information in “Appendix A,” which provides a brief summary of special investment considerations and risk factors relating to investing in New Jersey Municipal Obligations.

     Non-Diversified Status. Each Fund’s classification as a “non-diversified” investment company means that the proportion of the Fund’s assets that may be invested in the securities of a single issuer is not limited by the 1940 Act. The 1940 Act generally requires a “diversified” investment company, with respect of 75% of its total assets, to invest not more than 5% of such assets in securities of a single issuer. Since a relatively high percentage of each Fund’s assets may be invested in the securities of a limited number of issuers or industries, the Funds may be more sensitive to changes in the market value of a single issuer or industry. However, to meet Federal tax requirements, at the close of each quarter a Fund may not have more than 25% of its total assets invested in any one issuer and, with respect to 50% of its total assets, not more than 5% of its total assets invested in any one issuer. These limitations do not apply to U.S. Government securities.

Investment Restrictions

     Each Fund’s investment objective and its policy to normally invest at least 80% of its net assets (plus any borrowings for investment purposes) in Municipal Obligations (New Jersey Municipal Obligations in the case of the New Jersey Fund) (or other instruments with similar economic characteristics) are fundamental policies, which cannot be changed without approval by the holders of a majority (as defined in the 1940 Act) of the Fund’s outstanding voting shares. In addition, the Funds have adopted certain investment restrictions as fundamental policies and certain other investment restrictions as non-fundamental policies, as described below.

     Money Market Fund only. The Fund has adopted investment restrictions numbered 1 through 10 as fundamental policies, which cannot be changed without approval by the holders of a majority (as defined in the 1940 Act) of the Fund’s outstanding voting shares. Investment restriction number 11 is not a fundamental policy and may be changed by a vote of a majority of the Company’s Board members at any time. The Fund may not:

     1. Purchase securities other than Municipal Obligations and Taxable Investments as those terms are defined previously and in the Prospectus for the Fund.

     2. Borrow money, except from banks for temporary or emergency (not leveraging) purposes in an amount up to 15% of the value of the Fund’s total assets (including the amount borrowed) based on the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made. While borrowings exceed 5% of the value of the Fund’s total assets, the Fund will not make any additional investments.

     3. Pledge, hypothecate, mortgage or otherwise encumber its assets, except to secure borrowings for temporary or emergency purposes.

      4. Sell securities short or purchase securities on margin.

     5. Underwrite the securities of other issuers, except that the Fund may bid separately or as part of a group for the purchase of Municipal Obligations directly from an issuer for its own portfolio to take advantage of the lower purchase price available.

     6. Purchase or sell real estate, real estate investment trust securities, commodities or commodity contracts, or oil and gas interests, but this shall not prevent the Fund from investing in Municipal Obligations secured by real estate or interests therein.

     7. Make loans to others except through the purchase of qualified debt obligations and the entry into repurchase agreements referred to above and in the Prospectus for the Fund.

     8. Invest more than 25% of its total assets in the securities of issuers in any single industry; provided that there shall be no such limitation on the purchase of Municipal Obligations and, for temporary defensive purposes, obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

     9. Invest in companies for the purpose of exercising control.

     10. Invest in securities of other investment companies, except as they may be acquired as part of a merger, consolidation or acquisition of assets.

     11. Enter into repurchase agreements providing for settlement in more than seven days after notice or purchase securities which are illiquid if, in the aggregate, more than 10% of its net assets would be so invested.

* * *

     New Jersey Fund. The Fund has adopted investment restrictions numbered 1 through 7 as fundamental policies, which cannot be changed without approval by the holders of a majority (as defined in the 1940 Act) of the Fund’s outstanding voting shares. Investment restrictions numbered 8 through 13 are not fundamental policies and may be changed by vote of a majority of the Company’s Board members at any time. The Fund may not:

     1. Invest more than 25% of its total assets in the securities of issuers in any single industry; provided that there shall be no such limitation on the purchase of Municipal Obligations and, for temporary defensive purposes, obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

     2. Borrow money, except to the extent permitted under the 1940 Act (which currently limits borrowing to no more than 33-1/3% of the value of the Fund’s total assets). For purposes of this investment restriction, the entry into options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices shall not constitute borrowing.

     3. Purchase or sell real estate, commodities or commodity contracts, or oil and gas interests, but this shall not prevent the Fund from investing in Municipal Obligations secured by real estate or interests therein, or prevent the Fund from purchasing and selling options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices.

     4. Underwrite the securities of other issuers, except that the Fund may bid separately or as part of a group for the purchase of Municipal Obligations directly from an issuer for its own portfolio to take advantage of the lower purchase price available, and except to the extent the Fund may be deemed an underwriter under the Securities Act of 1933, as amended, by virtue of disposing of portfolio securities.

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     5. Make loans to others, except through the purchase of debt obligations and the entry into repurchase agreements; however, the Fund may lend its portfolio securities in an amount not to exceed 33-1/3% of the value of its total assets. Any loans of portfolio securities will be made according to guidelines established by the Securities and Exchange Commission (the “SEC”) and the Company’s Board.

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     6. Issue any senior security (as such term is defined in Section 18(f) of the 1940 Act), except to the extent that the activities permitted in Investment Restrictions numbered 2, 3, 10 and 11 may be deemed to give rise to a senior security.

     7. Purchase securities on margin, but the Fund may make margin deposits in connection with transactions in options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices.

     8. Purchase securities other than Municipal Obligations and Taxable Investments and those arising out of transactions in futures and options or as otherwise provided in the Fund’s Prospectus.

     9. Invest in securities of other investment companies, except to the extent permitted under the 1940 Act.

     10. Pledge, hypothecate, mortgage or otherwise encumber its assets, except to the extent necessary to secure permitted borrowings and to the extent related to the deposit of assets in escrow in connection with the purchase of securities on a when-issued or delayed-delivery basis and collateral and initial or variation margin arrangements with respect to options, forward contracts, futures contracts, including those related to indices, and options on futures contracts or indices.

     11. Purchase, sell or write puts, calls or combinations thereof, except as described in the Fund’s Prospectus and Statement of Additional Information.

     12. Enter into repurchase agreements providing for settlement in more than seven days after notice or purchase securities which are illiquid (which securities could include participation interests (including municipal lease/purchase agreements) and floating and variable rate demand obligations as to which the Fund cannot exercise the demand feature as described in the Fund’s Prospectus on less than seven days’ notice and as to which there is no secondary market), if, in the aggregate, more than 10% of its net assets would be so invested.

13. Invest in companies for the purpose of exercising control.

* * *

     For purposes of Investment Restriction No. 8 with respect to the Money Market Fund, and Investment Restriction No. 1 with respect to the New Jersey Fund, industrial development bonds, where the payment of principal and interest is the ultimate responsibility of companies within the same industry, are grouped together as an “industry.”

     If a percentage restriction is adhered to at the time of investment, a later change in such percentage resulting from a change in values or assets will not constitute a violation of such restriction. With respect to Investment Restriction No. 2 of the New Jersey Fund, however, if borrowings exceed 33-

1/3% of the value of the Fund’s total assets as a result of a change in values or assets, the Fund must take steps to reduce such borrowings at least to the extent of such excess.

MANAGEMENT OF THE COMPANY AND FUNDS

     The Company’s Board is responsible for the management and supervision of the Funds, and approves all significant agreements with those companies that furnish services to the Funds. These companies are as follows:

The Dreyfus Corporation	Investment Adviser
MBSC Securities Corporation	Distributor
Dreyfus Transfer, Inc	Transfer Agent
The Bank of New York Mellon	Custodian

Board Members of the Company1

Board members of the Company, together with information as to their positions with the

Company, principal occupations and other board memberships and affiliations, are shown below.

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Name (Age)	Principal Occupation
Position with Company	During Past 5 Years	Other Board Memberships and

(Since)		Affiliations

Joseph S. DiMartino (65)	Corporate Director and	The Muscular Dystrophy Association,
Chairman of the Board	Trustee	Director
(1995)		Century Business Services, Inc., a
provider of outsourcing functions for
small and medium size companies,
Director
The Newark Group, a provider of a
national market of paper recovery
facilities, paperboard mills and
paperboard converting plants, Director
Sunair Services Corporation, a provider
of certain outdoor-related services to
homes and businesses, Director

David W. Burke (72)	Corporate Director and	John F. Kennedy Library Foundation,
Board Member (1994)	Trustee	Director
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[1] None of the Board members are “interested persons” of the Company, as defined in the 1940 Act.

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Name (Age)	Principal Occupation
Position with Company	During Past 5 Years	Other Board Memberships and

(Since)		Affiliations

William Hodding Carter III	Professor of Leadership &	The Century Foundation, a tax-exempt
(73)	Public Policy, University	research foundation, Emeritus Director
Board Member (2006)	of North Carolina, Chapel	The Enterprise Corporation of the Delta,
	Hill (January 1, 2006 –	a non-profit economic development
	present)	organization, Director
President and Chief
Executive Officer of the
John S. and James L.
Knight Foundation
(February 1, 1998 –
February 1, 2006)

Gordon J. Davis (67)	Partner in the law firm of	Consolidated Edison, Inc., a utility
Board Member (1995)	Dewey & LeBoeuf LLP	company, Director
	President, Lincoln Center	Phoenix Companies, Inc., a life insurance
	for the Performing Arts,	company, Director
	Inc.	Board Member/Trustee for several not-
	(2001)	for-profit groups

Joni Evans (66)	Chief Executive Officer,	None
Board Member (1991)	www.wowOwow.com, an

online community
dedicated to women’s
conversations and
publications
Principal, Joni Evans Ltd.
Senior Vice President of the
William Morris Agency
(2005)

Ehud Houminer (68)	Executive-in-Residence at	Avnet Inc., an electronics distributor,
Board Member (2006)	the Columbia Business	Director
	School, Columbia	International Advisory Board to the MBA
	University	Program School of Management, Ben
Gurion University, Chairman
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Name (Age)	Principal Occupation
Position with Company	During Past 5 Years	Other Board Memberships and

(Since)		Affiliations

Richard C. Leone (68)	President of The Century	The American Prospect, Director
Board Member (2006)	Foundation (formerly, The	Center for American Progress, Director
Twentieth Century Fund,
Inc.), a tax exempt
research foundation
engaged in the study of
economic, foreign policy
and domestic issues

Hans C. Mautner (70)	President – International	Capital and Regional PLC, a British co-
Board Member (2006)	Division and an Advisory	investing real estate asset manager,
	Director of Simon	Director
	Property Group, a real	Member, Advisory Board, Lehman
	estate investment company	Brothers European Real Estate Private
	(1998-present)	Equity Fund
Director and Vice Chairman
of Simon Property Group
(1998-2003)
Chairman and Chief
Executive Officer of
Simon Global Limited
(1999-present)

Robin A. Melvin (45)	Director, Boisi Family	None
Board Member (2006)	Foundation, a private
family foundation that
supports youth-serving
organizations that promote
the self sufficiency of
youth from disadvantaged
circumstances
Senior Vice President,
Mentor, a national non-
profit youth mentoring
organization (2005)

Burton N. Wallack (57)	President and co-owner of	None
Board Member (1991)	Wallack Management
Company, a real estate
management company
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Name (Age)	Principal Occupation
Position with Company	During Past 5 Years	Other Board Memberships and

(Since)		Affiliations

John E. Zuccotti (71)	Chairman of Brookfield	Emigrant Savings Bank, Director
Board Member (2006)	Financial Properties, Inc.	Wellpoint, Inc., Director
Columbia University, Trustee
	Senior Counsel of Weil,	Doris Duke Charitable Foundation,
	Gotshal & Manges, LLP	Trustee

Emeritus Chairman of the
Real Estate Board of New
York

     Board members are elected to serve for an indefinite term. The Company has standing audit, nominating and compensation committees, each comprised of its Board members who are not “interested persons” of the Company, as defined in the 1940 Act. The function of the audit committee is (i) to oversee the Company’s accounting and financial reporting processes and the audits of the Funds’ financial statements and (ii) to assist in the Board’s oversight of the integrity of each Fund’s financial statements, the Fund’s compliance with legal and regulatory requirements and the independent registered public accounting firm’s qualifications, independence and performance. The Company’s nominating committee, is responsible for selecting and nominating persons as members of the Board for election or appointment by the Board and for election by shareholders. In evaluating potential nominees, including any nominees recommended by shareholders, the committee takes into consideration various factors listed in the nominating committee charter, including character and integrity, business and professional experience, and whether the committee believes the person has the ability to apply sound and independent business judgment and would act in the interest of the Fund and its shareholders. The nominating committee will consider recommendations for nominees from shareholders submitted to the Secretary of the Company, c/o The Dreyfus Corporation Legal Department, 200 Park Avenue, 8th Floor East, New York, New York 10166, which includes information regarding the recommended nominee as specified in the nominating committee charter. The function of the compensation committee is to establish the appropriate compensation for serving on the Board. Each Fund also has a standing evaluation committee comprised of any one Board member. The function of the evaluation committee is to assist in valuing the Funds’ investments. The Company’s audit committee met four times during the fiscal year ended August 31, 2008. Each Fund’s evaluation, nominating and compensation committees did not meet during the last fiscal year.

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     The table below indicates the dollar range of each Board member’s ownership of Fund shares and shares of other funds in the Dreyfus Family of Funds for which he or she is a Board member, in each case as of December 31, 2007.

Aggregate Holding of Funds in the
Dreyfus Family of Funds for which
Name of Board Member	Money Market Fund	New Jersey Fund	Responsible as a Board Member

Joseph S. DiMartino	$1-$10,000	Over $100,000	Over $100,000
David W. Burke	None	None	Over $100,000
William Hodding Carter III	None	None	Over $100,000
Gordon J. Davis	None	None	$50,001-$100,000
Joni Evans	None	None	None
Ehud Houminer	None	None	Over $100,000
Richard C. Leone	None	None	Over $100,000
Hans C. Mautner	None	None	Over $100,000
Robin A. Melvin	None	None	Over $100,000
Burton N. Wallack	None	None	None
John E. Zuccotti	None	None	Over $100,000

     As of December 31, 2007, none of the Board members or their immediate family members owned securities of the Manager, the Distributor or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Manager or the Distributor.

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     The Company currently pays its Board members its allocated portion of an annual retainer of $50,000 and a fee of $6,500 per meeting (with a minimum of $500 per meeting and per telephone meeting) attended for the Company and 17 other funds (comprised of 28 portfolios) in the Dreyfus Family of Funds, and reimburses them for their expenses. The Chairman of the Board receives an additional 25% of such compensation. Each Emeritus Board member is entitled to receive the annual retainer of one-half the amount paid as a retainer at the time the Board member became Emeritus and a per meeting attended fee of one-half the amount paid to Board members. The aggregate amount of compensation paid to each Board member by the Company for the fiscal year ended August 31, 2008, and by all funds in the Dreyfus Family of Funds for which such person was a Board member (the number of portfolios of such funds is set forth in parenthesis next to each Board member’s total compensation) during the year ended December 31, 2007, were as follows:

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		Total Compensation
	Aggregate	From the Company and
	Compensation	Fund Complex
Name of Board Member	From the Company *	Paid to Board Member (**)

Joseph S. DiMartino	$3,664	$819,865 (196)
David W. Burke	$2,688	$347,479 (83)
William Hodding Carter III	$2,879	$ 84,729 (30)
Gordon J. Davis	$2,697	$137,942 (39)
Joni Evans	$2,466	$ 78,229 (30)
Arnold S. Hiatt+	$ 739	$ 43,346 (30)
Ehud Houminer	$2,697	$223,500 (79)
Richard C. Leone	$2,697	$ 78,000 (30)
Hans C. Mautner	$2,697	$ 77,729 (30)
Robin A. Melvin	$2,879	$ 78,729 (30)
Burton N. Wallack	$2,697	$ 85,229 (30)
John E. Zuccotti	$2,879	$ 84,729 (30)

*	Amount does not include the cost of office space, secretarial services and health benefits for the Chairman and expenses reimbursed to Board members for attending Board meetings, which in aggregate amounted to $982 and $637 for the Money Market Fund and the New Jersey Fund, respectively.

**	Represents the number of separate portfolios comprising the investment companies in the Fund Complex, including the
Funds, for which the Board member serves.

+            Emeritus Board Member since May 26, 2007.

Officers of the Company

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J. DAVID OFFICER, President since December 2006. Chief Operating Officer, Vice Chairman and a Director of the Manager, and an officer of 78 investment companies (comprised of 181 portfolios) managed by the Manager. He is 60 years old and has been an employee of the Manager since April 1998.

PHILLIP N. MAISANO, Executive Vice President since July 2007. Chief Investment Officer, Vice Chair and a director of the Manager, and an officer of 78 investment companies (comprised of 181 portfolios) managed by the Manager. Mr. Maisano also is an officer

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and/or board member of certain other investment management subsidiaries of The Bank of New York Mellon Corporation (“BNY Mellon”), each of which is an affiliate of the Manager. He is 61 years old and has been an employee of the Manager since November 2006. Prior to joining the Manager, Mr. Maisano served as Chairman and Chief Executive Officer of EACM Advisors, an affiliate of the Manager, since August 2004, and served as Chief Executive Officer of Evaluation Associates, a leading institutional investment consulting firm, from 1988 until 2004.

JAMES WINDELS, Treasurer since November 2001. Director-Mutual Fund Accounting of the Manager, and an officer of 79 investment companies (comprised of 201 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since April 1985.

MICHAEL A. ROSENBERG, Vice President and Secretary since August 2005. Assistant General Counsel of BNY Mellon, and an officer of 79 investment companies (comprised of 201 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since October 1991.

JAMES BITETTO, Vice President and Assistant Secretary since August 2005. Senior Counsel of BNY Mellon and Secretary of the Manager, and an officer of 79 investment companies (comprised of 201 portfolios) managed by the Manager. He is 42 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President and Assistant Secretary since August 2005. Senior Counsel of BNY Mellon, and an officer of 79 investment companies (comprised of 201 portfolios) managed by the Manager. She is 52 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005. Senior Counsel of BNY Mellon, and an officer of 79 investment companies (comprised of 201 portfolios) managed by the Manager. He is 46 years old and has been an employee of the Manager since June 2000.

JANETTE E. FARRAGHER, Vice President and Assistant Secretary since August 2005. Assistant General Counsel of BNY Mellon, and an officer of 79 investment companies (comprised of 201 portfolios) managed by the Manager. She is 45 years old and has been an employee of the Manager since February 1984.

JOHN B. HAMMALIAN, Vice President and Assistant Secretary since August 2005. Managing Counsel of BNY Mellon, and an officer of 79 investment companies (comprised of 201 portfolios) managed by the Manager. He is 45 years old and has been an employee of the Manager since February 1991.

ROBERT R. MULLERY, Vice President and Assistant Secretary since August 2005. Managing Counsel of BNY Mellon, and an officer of 79 investment companies (comprised of 201

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portfolios) managed by the Manager. He is 56 years old and has been an employee of the Manager since May 1986.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005. Managing Counsel of BNY Mellon, and an officer of 79 investment companies (comprised of 201 portfolios) managed by the Manager. He is 43 years old and has been an employee of the Manager since October 1990.

RICHARD S. CASSARO, Assistant Treasurer since January 2008. Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 79 investment companies (comprised of 201 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since 1982.

GAVIN C. REILLY, Assistant Treasurer since December 2005. Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 79 investment companies (comprised of 201 portfolios) managed by the Manager. He is 40 years old and has been an employee of the Manager since April 1991.

ROBERT S. ROBOL, Assistant Treasurer since August 2005. Senior Accounting Manager –Fixed Income Funds of the Manager, and an officer of 79 investment companies (comprised of 201 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since July 2007. Senior Accounting Manager –Equity Funds of the Manager, and an officer of 79 investment companies (comprised of 201 portfolios) managed by the Manager. He is 41 years old and has been an employee of the Manager since June 1989.

ROBERT SVAGNA, Assistant Treasurer since August 2005. Senior Accounting Manager –Equity Funds of the Manager, and an officer of 79 investment companies (comprised of 201 portfolios) managed by the Manager. He is 41 years old and has been an employee of the Manager since November 1990.

WILLIAM GERMENIS, Anti-Money Laundering Compliance Officer since October 2002. Vice President and Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 75 investment companies (comprised of 197 portfolios) managed by the Manager. He is 38 years old and has been an employee of the Distributor since October 1998.

JOSEPH W. CONNOLLY, Chief Compliance Officer since September 2004. Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (79 investment companies, comprised of 201 portfolios). From November 2001 through March 2004, Mr. Connolly was first Vice-President, Mutual Fund Servicing for Mellon Global Securities Services.  In that capacity, Mr. Connolly was responsible for managing Mellon’s Custody, Fund Accounting and Fund Administration services to third-party mutual fund clients. He is

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51 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

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     The address of each Board member and officer of the Company is 200 Park Avenue, New York, New York 10166.

     As of December 1, 2008, the Company’s Board members and officers, as a group, owned less than 1% of each Fund’s outstanding shares of common stock.

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     As of December 1, 2008, the following shareholders were known by the Company to own of record 5% or more of the outstanding shares of the Money Market Fund:

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F. Paul Ohadi Trust	12.96%
4501 S Western Blvd, 4th Flr.
Chicago, IL 60609-3026

Thomas A Garritano	9.82%
P.O. Box 411144
Chicago, IL 60641-1144
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Robert P. Garritano TTEE	6.71%
Robert P. Garritano Declaration
of Trust UA dtd 01/13/1989
P.O. Box 774444
Steamboat Springs CO 80477-4444

C M P	5.36%
P.O. Box 411144
Chicago IL 60641-1144

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     As of December 1, 2008, the following shareholders were known by the Company to own of record 5% or more of the outstanding shares of the New Jersey Fund:

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First Clearing, LLC	7.48%
10750 Wheat First Drive
Glen Allen, VA 23060-9243

Sanford H Glassman	7.0%
P.O. Box 317
High Bridge, NJ 08829-0317

Hebert W Glaser	5.57%
102 Old Tappan Rd
Old Tappan, NJ 07675-7434

MANAGEMENT ARRANGEMENTS

     Investment Adviser. The Manager is a wholly-owned subsidiary of BNY Mellon, a global financial holding company focused on helping clients move and manage their financial assets, operating in 34 countries and serving more than 100 markets. BNY Mellon is a leading provider of financial services for institutions, corporations, and high-net-worth individuals, providing asset and wealth management, asset servicing, issuer services, and treasury services through a worldwide client-focused team.

     The Manager provides management services pursuant to a Management Agreement (the “Agreement”) between the Manager and the Company. As to each Fund, the Agreement is subject to annual approval by (i) the Company’s Board or (ii) vote of a majority (as defined in the 1940 Act) of the Fund’s outstanding voting securities, provided that in either event the continuance also is approved by a majority of the Board members who are not “interested persons” (as defined in the 1940 Act) of the Company or the Manager, by vote cast in person at a meeting called for the purpose of voting on such approval. As to each Fund, the Agreement is terminable without penalty, on 60 days’ notice, by the Company’s Board or by vote of the holders of a majority of the Fund’s shares, or, upon not less than 90 days’ notice, by the Manager. The Agreement will terminate automatically, as to the relevant Fund, in the event of its assignment (as defined in the 1940 Act).

     The following persons are officers and/or directors of the Manager: Jonathan Little, Chair of the Board; Jonathan Baum, Chief Executive Officer and a director; J. Charles Cardona, President and a director; Diane P. Durnin, Vice Chair and a director; Phillip N. Maisano, Chief Investment Officer, Vice Chair and a director; J. David Officer, Chief Operating Officer, Vice Chair and a director; Dwight Jacobsen, Executive Vice President; Patrice M. Kozlowski, Senior Vice President-Corporate Communications; Jill Gill, Vice President-Human Resources; Anthony Mayo, Vice President-Information Systems; Theodore A. Schachar, Vice President-Tax; John E. Lane, Vice President; Jeanne M. Login, Vice President; Gary Pierce, Controller; Joseph W. Connolly, Chief Compliance Officer; James Bitetto, Secretary; and Mitchell E. Harris, Ronald P. O'Hanley III and Scott E. Wennerholm, directors.

     The Company, the Manager, and the Distributor each have adopted a Code of Ethics that permits its personnel, subject to such Code of Ethics, to invest in securities that may be purchased or held by the Funds. The Code of Ethics subjects the personal securities transactions of the Manager’s employees to various restrictions to ensure that such trading does not disadvantage any fund advised by the Manager. In that regard, portfolio managers and other investment personnel of the Manager must preclear and report their personal securities transactions and holdings, which are reviewed for compliance with the Code of Ethics and are also subject to the oversight of BNY Mellon’s Investment Ethics Committee (the “Committee”). Portfolio managers and other investment personnel of the Manager who comply with the preclearance and disclosure procedures of the Code of Ethics and the requirements of the Committee may be permitted to purchase, sell or hold securities which also may be or are held in fund(s) they manage or for which they otherwise provide investment advice.

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     BNY Mellon and its affiliates may have deposit, loan and commercial banking or other relationships with the issuers of securities purchased by the Funds. The Manager has informed the Company that in making investment decisions for a Fund it does not obtain or use material inside information that BNY Mellon or its affiliates may possess with respect to such issuers.

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     The Manager maintains office facilities on behalf of each Fund, and furnishes statistical and research data, clerical help, accounting, data processing, bookkeeping and internal auditing and certain other required services to the Funds. The Manager may pay the Distributor for shareholder services from the Manager’s own assets, including past profits but not including the management fee paid by the Funds. The Distributor may use part or all of such payments to pay certain financial institutions (which may include banks), securities dealers and other industry professionals (collectively, “Service Agents”) in respect of these services. The Manager also may make such advertising and promotional expenditures, using its own resources, as it from time to time deems appropriate.

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     Portfolio Managers. The Manager provides day-to-day management of each Fund’s portfolio of investments in accordance with the stated policies of the Fund, subject to the approval of the Company’s Board. The Manager is responsible for investment decisions and provides each Fund with portfolio managers who are authorized by the Company’s Board to execute purchases and sales of securities. The Funds’ portfolio managers are Joseph P. Darcy, A. Paul Disdier, Douglas J. Gaylor, Joseph Irace, Colleen Meehan, W. Michael Petty, Bill Vasiliou and James Welch. The Manager also maintains a research department with a professional staff of portfolio managers and securities analysts who provide research services for each Fund and for other funds advised by the Manager.

     Expenses. All expenses incurred in the operation of the Company, with respect to the Funds, are borne by the Company, except to the extent specifically assumed by the Manager. The expenses borne by the Company, with respect to each Fund, include, without limitation, the following: taxes, interest, loan commitment fees, interest and distributions paid on securities sold short, brokerage fees and commissions, if any, fees of Board members who are not officers, directors, employees or holders of 5% or more of the outstanding voting securities of the Manager or its affiliates, SEC fees, state Blue Sky qualification fees, advisory fees, charges of custodians, transfer and dividend disbursing agents’ fees, certain insurance premiums, industry association fees, outside auditing and legal expenses, costs of maintaining the Company’s existence, costs of independent pricing services, costs attributable to investor services (including, without limitation, telephone and personnel expenses), costs of shareholders’ reports and corporate meetings, costs of preparing and printing prospectuses and statements of additional information for regulatory purposes and for distribution to existing shareholders, and any extraordinary expenses. Expenses attributable to a particular Fund are charged against the assets of that Fund; other expenses of the Company are allocated among the Funds and the Company’s other series on the basis determined by the Board, including, but not limited to, proportionately in relation to the net assets of each Fund and other series.

     See “Shareholder Services Plan.” All fees and expenses are accrued daily and deducted before the declaration of dividends to shareholders.

     As compensation for the Manager’s services, the Company has agreed to pay the Manager a monthly management fee at the annual rate of 0.50% of the value of each Fund’s average daily net assets. For the fiscal years ended August 31, 2006, 2007, and 2008, the management fees payable, reduction in fees and net fees paid by the Funds were as follows:

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Fund		Management Fee Payable			Reduction in Fee			Net Fees Paid by Fund

	2006	2007	2008	2006	2007	2008	2006	2007	2008

Money Market Fund	$1,815,502	$1,734,385	$1,766,949	$ 571,966	$ 526,157	$ 519,431	$1,243,536	$1,208,228	$1,247,518
New Jersey Fund	$ 552,703	$ 562,938	$ 521,780	$ 215,408	$ 221,299	$ 237,624	$ 337,295	$ 341,639	$ 284,156

     As to each Fund, the Manager has agreed that if in any fiscal year the aggregate expenses of such Fund, exclusive of taxes, brokerage, interest on borrowings and (with the prior written consent of the necessary state securities commissions) extraordinary expenses, but including the management fee, exceed the expense limitation of any state having jurisdiction over the Fund, the Fund may deduct from the payment to be made to the Manager under the Agreement, or the Manager will bear, such excess expense to the extent required by state law. Such deduction or payment, if any, will be estimated daily, and reconciled and effected or paid, as the case may be, on a monthly basis.

     The aggregate of the fees payable to the Manager is not subject to reduction as the value of a Fund’s net assets increases.

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     Distributor. The Distributor, a wholly-owned subsidiary of the Manager, located at 200 Park Avenue, New York, New York 10166, serves as each Fund’s distributor on a best efforts basis pursuant to an agreement with the Company which is renewable annually. The Distributor also serves as distributor for the other funds in the Dreyfus Family of Funds and BNY Mellon Funds. Before June 30, 2007, the Distributor was known as “Dreyfus Service Corporation.”

     The Manager or the Distributor may provide cash payments out of its own resources to financial intermediaries that sell shares of the Funds or provide other services. Such payments are separate from any shareholder services fees or other expenses paid by a Fund to those intermediaries. Because those payments are not made by you or the Funds, a Fund’s total expense ratio will not be affected by any such payment. These additional payments may be made to certain Service Agents, including affiliates that provide shareholder servicing, sub-administration, recordkeeping and/or sub-transfer agency services, marketing support and/or access to sales meetings, sales representatives and management representatives of the Service Agent. Cash compensation also may be paid from the Manager’s or the Distributor’s own resources to Service Agents for inclusion of a Fund on a sales list, including a preferred or select sales list or in other sales programs. These payments sometimes are referred to as “revenue sharing”. From time to time, the Manager or the Distributor also may provide cash or non-cash compensation to Service Agents in the form of: occasional gifts; occasional meals, tickets or other entertainment; support for due diligence trips; educational conference sponsorships; support for recognition programs; and other forms of cash or non-cash compensation permissible under broker-dealer regulations. In some cases, these payments or compensation may create an incentive for a Service Agent to recommend or sell shares of the Funds to you. Please contact your Service Agent for details about any payments they may receive in connection with the sale of Fund shares or the provision of services to the Funds.

     Transfer and Dividend Disbursing Agent and Custodian. Dreyfus Transfer, Inc. (the “Transfer Agent”), a wholly-owned subsidiary of the Manager, located at 200 Park Avenue, New York, New York 10166, is each Fund’s transfer and dividend disbursing agent. Under a transfer agency agreement with the Company, the Transfer Agent arranges for the maintenance of shareholder account records for each Fund, the handling of certain communications between shareholders and the Fund and the payment of dividends and distributions payable by the Fund. For these services, the Transfer Agent receives a monthly fee computed on the basis of the number of shareholder accounts it maintains for each Fund during the month, and is reimbursed for certain out-of-pocket expenses. Each Fund also makes payments to certain financial intermediaries, including affiliates, who provide sub-administration, recordkeeping and/or sub-transfer agency services to beneficial owners of Fund shares.

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     The Bank of New York Mellon (the “Custodian”), located at One Wall Street, New York, New York 10286, acts as the custodian of each Fund’s investments. The Custodian has no part in determining the investment policies of either Fund or which securities are to be purchased or sold by a Fund. Under a custody agreement with the Company, the Custodian holds each Fund’s securities and keeps all necessary accounts and records. For its custody services, the Custodian receives a monthly fee from each Fund based on the market value of the Fund’s assets held in custody and receives certain securities transaction charges.

SHAREHOLDER SERVICES PLAN

     The Company has adopted a Shareholder Services Plan (the “Plan”) pursuant to which each Fund reimburses the Distributor an amount not to exceed an annual rate of 0.25% of the value of the Fund’s average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries and providing reports and other information, and services related to the maintenance of shareholder accounts.

     A quarterly report of the amounts expended under the Plan, with respect to each Fund, and the purposes for which such expenditures were incurred, must be made to the Company’s Board for their review. In addition, the Plan provides that material amendments of the Plan must be approved by the Company’s Board, and by the Board members who are not “interested persons” (as defined in the 1940 Act) of the Company and have no direct or indirect financial interest in the operation of the Plan, by vote cast in person at a meeting called for the purpose of considering such amendments. The Plan is subject to annual approval by such vote of the Board members cast in person at a meeting called for the purpose of voting on the Plan. As to each Fund, the Plan is terminable at any time by vote of a majority of the Board members who are not “interested persons” and have no direct or indirect financial interest in the operation of the Plan.

     For the fiscal year ended August 31, 2008, the Money Market Fund paid $113,492 and the New Jersey Fund paid $47,575 under the Plan.

HOW TO BUY SHARES

     General. Fund shares may be purchased through the Distributor or Service Agents that have entered into service agreements with the Distributor. Fund shares are sold without a sales charge. You may be charged a fee if you effect transactions in Fund shares through a Service Agent. You will be charged a fee if an investment check is returned unpayable. Share certificates are issued only upon your written request. No certificates are issued for fractional shares. It is not recommended that either Fund be used as a vehicle for Keogh, IRA or other qualified retirement plans.

     The Company reserves the right to reject any purchase order. Neither Fund will establish an account for a “foreign financial institution,” as that term is defined in Department of the Treasury rules implementing section 312 of the USA PATRIOT Act of 2001. Foreign financial institutions include: foreign banks (including foreign branches of U.S. depository institutions); foreign offices of U.S. securities broker-dealers, future commission merchants, and mutual funds; non-U.S. entities that, if they were located in the United States, would be securities broker-dealers, future commission merchants or mutual funds; and non-U.S. entities engaged in the business of currency dealer or exchange or money transmitter. Neither Fund will accept cash, travelers checks, or money orders as payment for shares.

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     Management understands that some Service Agents may impose certain conditions on their clients which are different from those described in the relevant Fund’s Prospectus and this Statement of Additional Information, and, to the extent permitted by applicable regulatory authority, may charge their clients direct fees. You should consult your Service Agent in this regard. As discussed under “Management Arrangements--Distributor,” Service Agents may receive revenue sharing payments from the Manager or the Distributor. The receipt of such payments could create an incentive for a Service Agent to recommend or sell shares of the Funds instead of other mutual funds where such payments are not received. Please contact your Service Agent for details about any payments they may receive in connection with the sale of Fund shares or the provision of services to the Funds.

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     The minimum initial investment is $25,000 for each Fund. Subsequent investments in each Fund must be at least $1,000. The initial investment must be accompanied by the Account Application. Fund shares are offered without regard to the minimum initial investment requirements to Board members of a fund advised by the Manager, including members of the Company’s Board, who elect to have all or a portion of their compensation for serving in that capacity automatically invested in a Fund. In addition, for the Money Market Fund only, the minimum initial investment is $10,000 for accounts established with the cash proceeds from an investor’s exercise of employment-related stock options, provided that the proceeds are processed through an entity that has entered into an agreement with the Distributor specifically relating to processing stock options.

     Shares of each Fund are sold on a continuous basis as the net asset value per share next determined after an order in proper form and Federal Funds (monies of member banks within the Federal Reserve System which are held on deposit at a Federal Reserve Bank) are received by the Transfer Agent or other entity authorized to receive orders on behalf of the Fund. If you do not remit Federal Funds, your payment must be converted into Federal Funds. This usually occurs within one business day of receipt of a bank wire or within two business days of receipt of a check drawn on a member bank of the Federal Reserve System. Checks drawn on banks which are not members of the Federal Reserve System may take considerably longer to convert into Federal Funds. Prior to receipt of Federal Funds, your money will not be invested.

     The net asset value per share of each Fund is determined as of 12:00 Noon, Eastern time, on each day the New York Stock Exchange is open for regular business. Each Fund also may process purchase and sale orders and calculate its net asset value on days that the Fund’s primary trading markets are open and the Fund’s management determines to do so. Net asset value per share is computed by dividing the value of the Fund’s net assets (i.e., the value of its assets less liabilities) by the total number of such Fund’s shares outstanding. See ”Determination of Net Asset Value.”

     If your payments for shares of a Fund are received in or converted into Federal Funds by 12:00 Noon, Eastern time, by the Transfer Agent, you will receive the dividend declared that day. If your payments are received in or converted into Federal Funds after 12:00 Noon, Eastern time, by the Transfer Agent, you will begin to accrue dividends on the following business day.

     Qualified institutions may place telephone orders for purchase of a Fund’s shares. These orders will become effective at the price determined at 12:00 Noon, Eastern time, and the shares purchased will receive the dividend on Fund shares declared on that day, if the telephone order is placed by 12:00 Noon, Eastern time, and Federal Funds are received by 4:00 p.m., Eastern time, on that day.

     Using Federal Funds. The Transfer Agent or the Fund may attempt to notify you upon receipt of checks drawn on banks that are not members of the Federal Reserve System as to the possible delay in conversion into Federal Funds and may attempt to arrange for a better means of transmitting the money. If you are a customer of a Service Agent and your order to purchase shares of a Fund is paid for other than in Federal Funds, the securities dealer, bank or other financial institution, acting on your behalf, will complete the conversion into, or itself advance, Federal Funds generally on the business day following receipt of your order. The order is effective only when so converted and received by the Transfer Agent. If you have sufficient Federal Funds or a cash balance in your brokerage account with a Service Agent, your order to purchase Fund shares will become effective on the day that the order, including Federal Funds, is received by the Transfer Agent.

     Dreyfus TeleTransfer Privilege. You may purchase shares by telephone or online if you have checked the appropriate box and supplied the necessary information on the Account Application or have filed a Shareholder Services Form with the Transfer Agent. The proceeds will be transferred between the bank account designated in one of these documents and your Fund account. Only a bank account maintained in a domestic financial institution which is an Automated Clearing House (“ACH”) member may be so designated.

     Dreyfus TeleTransfer purchase orders may be made at any time. If purchase orders are received by 4:00 p.m., Eastern time, on any day the Transfer Agent and the New York Stock Exchange are open for regular business, Fund shares will be purchased at the share price determined on that day. If purchase orders are made after 4:00 p.m., Eastern time, on any day the Transfer Agent and the New York Stock Exchange are open for regular business, or on Saturday, Sunday or any Fund holiday (e.g., when the New York Stock Exchange is not open for business), Fund shares will be purchased at the share price determined on the next business day following such purchase order. To qualify to use the Dreyfus TeleTransfer Privilege, the initial payment for purchase of Fund shares must be drawn on, and redemption proceeds paid to, the same bank and account as are designated on the Account Application or Shareholder Services Form on file. If the proceeds of a particular redemption are to be sent to an account at any other bank, the request must be in writing and signature-guaranteed. See “How to Redeem Shares--Dreyfus TeleTransfer Privilege.”

     Reopening an Account. You may reopen an account with a minimum investment of $10,000 without filing a new Account Application during the calendar year the account is closed or during the following calendar year, provided the information on the old Account Application is still applicable.

HOW TO REDEEM SHARES

     General. The Company ordinarily will make payment for all shares redeemed within seven days after receipt by the Transfer Agent of a redemption request in proper form, except as provided by the rules of the SEC. However, if you have purchased Fund shares by check or by Dreyfus TeleTransfer Privilege and subsequently submit a written redemption request to the Transfer Agent, the Fund may delay the redemption of such shares for up to eight business days after the purchase of such shares. In addition, the Fund will not honor redemption checks under the Checkwriting Privilege, and will reject requests to redeem shares by wire or telephone, online or pursuant to the Dreyfus TeleTransfer Privilege, for a period of up to eight business days after receipt by the Transfer Agent of the purchase check or the Dreyfus TeleTransfer purchase against which such redemption is requested. These procedures will not apply if your shares were purchased by wire payment, or if you otherwise have a sufficient collected balance in your account to cover the redemption request. Prior to the time any redemption of shares of a Fund is effective, dividends on such shares will accrue and be payable, and you will be entitled to exercise all other rights of beneficial ownership. Fund shares may not be redeemed until the Transfer Agent has received your Account Application.

     Transaction Fees. You will be charged $5.00 when you redeem all shares in your account or your account is otherwise closed out. The fee will be deducted from your redemption proceeds and paid to the Transfer Agent. The account closeout fee does not apply to exchanges out of a Fund or to wire or Dreyfus TeleTransfer redemptions, for each of which a $5.00 fee may apply; however, the Fund will waive the account closeout fee if the closing balance in your account on the business day immediately preceding the effective date of such transaction is $50,000 or more. Service Agents may charge their clients a fee for effecting redemptions of Fund shares.

     Checkwriting Privilege. Each Fund provides redemption checks (“Checks”) automatically upon opening an account, unless you specifically refuse the Privilege by checking the applicable “No” box on the Account Application. Checks will be sent only to the registered owner(s) of the account and only to the address of record. The Checkwriting Privilege may be established for an existing account by a separate signed Shareholder Services Form. The Account Application or Shareholder Services Form must be manually signed by the registered owner(s). Checks are drawn on your Fund account and may be made payable to the order of any person in an amount of $1,000 or more. Your account will be charged $2.00 for each Check you write; however, the Fund will waive this fee if the closing balance in your account on the business day immediately preceding the effective date of such transaction is $50,000 or more. When a Check is presented to the Transfer Agent for payment, the Transfer Agent, as your agent, will cause the Fund to redeem a sufficient number of shares in your account to cover the amount of the Check and the $2.00 charge. Dividends are earned until the Check clears. After clearance, a copy of the Check will be returned to you. You generally will be subject to the same rules and regulations that apply to checking accounts, although election of this Privilege creates only a shareholder-transfer agent relationship with the Transfer Agent.

     You should date your Checks with the current date when you write them. Please do not postdate your Checks. If you do, the Transfer Agent will honor, upon presentment, even if presented before the date of the Check, all postdated Checks which are dated within six months of presentment for payment, if they are otherwise in good order.

     Checks are free, but the Transfer Agent will impose a fee for stopping payment of a Check upon your request or if the Transfer Agent cannot honor a Check due to insufficient funds or other valid reason. If the amount of the Check, plus any applicable charges, is greater than the value of the shares in your account, the Check will be returned marked insufficient funds and you may be subject to extra charges. Checks should not be used to close an account.

     Wire Redemption Privilege. By using this Privilege, you authorize the Transfer Agent to act on telephone, letter or online redemption instructions from any person representing himself or herself to be you and reasonably believed by the Transfer Agent to be genuine. You will be charged a $5.00 fee for each wire redemption, which will be deducted from your account and paid to the Transfer Agent; however, the Fund will waive this fee if the closing balance in your account on the business day immediately preceding the effective date of such transaction is $50,000 or more. Ordinarily, the Company will initiate payment for shares of a Fund redeemed pursuant to this Privilege on the same business day if the Transfer Agent receives the redemption request in proper form prior to Noon on such day; otherwise, the Company will initiate payment on the next business day. Redemption proceeds ($5,000 minimum) will be transferred by Federal Reserve wire only to the commercial bank account specified by you on the Account Application or Shareholder Services Form, or to a correspondent bank if your bank is not a member of the Federal Reserve System. Fees ordinarily are imposed by such bank and usually are borne by the investor. Immediate notification by the correspondent bank to your bank is necessary to avoid a delay in crediting the funds to your bank account.

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     To change the commercial bank or account designated to receive redemption proceeds, a written request must be sent to the Transfer Agent. This request must be signed by each shareholder, with each signature guaranteed as described below under “Share Certificates; Signatures.”

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     Dreyfus TeleTransfer Privilege. You may request by telephone or online that redemption proceeds be transferred between your Fund account and your bank account. Only a bank account maintained in a domestic financial institution which is an ACH member may be designated. You should be aware that if you have selected the Dreyfus TeleTransfer Privilege, any request for a Dreyfus

TeleTransfer transaction will be effected through the ACH system unless more prompt transmittal specifically is requested. Redemption proceeds will be on deposit in your account at an ACH member bank ordinarily two business days after receipt of the redemption request. You will be charged a $5.00 fee for each redemption made pursuant to this Privilege, which will be deducted from your account and paid to the Transfer Agent; however, the Fund will waive this fee if the closing balance in your account on the business day immediately preceding the effective date of such transaction is $50,000 or more. See “How to Buy Shares--Dreyfus TeleTransfer Privilege.”

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     Share Certificates; Signatures. Any certificates representing Fund shares to be redeemed must be submitted with the redemption request. A fee may be imposed to replace lost or stolen certificates, or certificates that were never received. Written redemption requests must be signed by each shareholder, including each holder of a joint account, and each signature must be guaranteed. Signatures on endorsed certificates submitted for redemption also must be guaranteed. The Transfer Agent has adopted standards and procedures pursuant to which signature-guarantees in proper form generally will be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program, the Securities Transfer Agents Medallion Program (“STAMP”), and the Stock Exchanges Medallion Program. Guarantees must be signed by an authorized signatory of the guarantor and “Signature-Guaranteed” must appear with the signature. The Transfer Agent may request additional documentation from corporations, executors, administrators, trustees or guardians, and may accept other suitable verification arrangements from foreign investors, such as consular verification. For more information with respect to signature-guarantees, please call one of the telephone numbers listed on the cover.

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     Redemption Commitment. The Company has committed itself to pay in cash all redemption requests by any shareholder of record of a Fund, limited in amount during any 90-day period to the lesser of $250,000 or 1% of the value of such Fund’s net assets at the beginning of such period. Such commitment is irrevocable without the prior approval of the SEC. In the case of requests for redemption from a Fund in excess of such amount, the Company’s Board reserves the right to make payments in whole or in part in securities or other assets in case of an emergency or any time a cash distribution would impair the liquidity of the Fund to the detriment of the existing shareholders. In such event, the securities would be valued in the same manner as the portfolio of the Fund is valued. If the recipient sells such securities, brokerage charges might be incurred.

     Suspension of Redemptions. The right of redemption may be suspended or the date of payment postponed (a) during any period when the New York Stock Exchange is closed (other than customary weekend and holiday closings), (b) when trading in the markets the Fund ordinarily utilizes is restricted, or when an emergency exists as determined by the SEC so that disposal of the Fund’s investments or determination of its net asset value is not reasonably practicable, or (c) for such other periods as the SEC by order may permit to protect the Fund’s shareholders.

SHAREHOLDER SERVICES

     Fund Exchanges. You may purchase up to four times per calendar year, in exchange for shares of a Fund, shares of certain other funds managed or administered by the Manager, to the extent such shares are offered for sale in your state of residence. Shares of other funds purchased by exchange will be purchased on the basis of relative net asset value per share as follows:

A.	Exchanges for shares of funds offered without a sales load will be made without a sales load.

B.	Shares of funds purchased without a sales load may be exchanged for shares of other funds sold with a sales load, and the applicable sales load will be deducted.

C.	Shares of funds purchased with a sales load may be exchanged without a sales load for shares of other funds sold without a sales load.

D.	Shares of funds purchased with a sales load, shares of funds acquired by a previous exchange from shares purchased with a sales load and additional shares acquired through reinvestment of dividends or distributions of any such funds (collectively referred to herein as “Purchased Shares”) may be exchanged for shares of other funds sold with a sales load (referred to herein as “Offered Shares”), but if the sales load applicable to the Offered Shares exceeds the maximum sales load that could have been imposed in connection with the Purchased Shares (at the time the Purchased Shares were acquired), without giving effect to any reduced loads, the difference may be deducted.

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     To accomplish an exchange under item D above, you must notify the Transfer Agent of your prior ownership of Fund shares and your account number.

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     To request an exchange, you or your Service Agent acting on your behalf must give exchange instructions to the Transfer Agent in writing, by telephone or online. The ability to issue exchange instructions by telephone or online is given to all Fund shareholders automatically, unless you check the applicable “No” box on the Account Application, indicating that you specifically refuse this privilege. By using this privilege, you authorize the Transfer Agent to act on telephonic and online instructions (including over the Dreyfus Express® voice response telephone system) from any person representing himself or herself to be you, and reasonably believed by the Transfer Agent to be genuine. Exchanges may be subject to limitations as to the amount involved or the number of exchanges permitted. Shares issued in certificate form are not eligible for telephone or online exchange. You will be charged a $5.00 fee for each exchange made out of a Fund, which will be deducted from your account and paid to the Transfer Agent; however, the Fund will waive this fee if the closing balance in your account on the business day immediately preceding the effective date of such transaction is $50,000 or more.

     To establish a personal retirement plan by exchange, shares of the fund being exchanged must have a value of at least the minimum initial investment required for the fund into which the exchange is being made.

     During times of drastic economic or market conditions, the Company may suspend Fund Exchanges temporarily without notice and treat exchange requests based on their separate components--redemption orders with a simultaneous request to purchase the other fund’s shares. In such a case, the redemption request would be processed at the Fund’s next determined net asset value but the purchase order would be effective only at the net asset value next determined after the fund being purchased receives the proceeds of the redemption, which may result in the purchase being delayed.

     Shareholder Services Forms and prospectuses of the other funds may be obtained by calling 1-800-645-6561, or visiting www.dreyfus.com. The Fund reserves the right to reject any exchange request in whole or in part. Shares may be exchanged only between accounts having certain identical identifying designations. The Fund Exchanges service may be modified or terminated at any time upon notice to shareholders.

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     Dreyfus Dividend Sweep. Dreyfus Dividend Sweep allows you to invest automatically your dividends or dividends and capital gain distributions, if any, from a Fund in shares of other funds in the Dreyfus Family of Funds of which you are a shareholder. Shares of other funds purchased pursuant to this privilege will be purchased on the basis of relative net asset value per share as follows:

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A.	Dividends and distributions paid by a fund may be invested without a sales load in shares of other funds offered without a sales load.

B.	Dividends and distributions paid by a fund that does not charge a sales load may be invested in shares of other funds sold with a sales load, and the applicable sales load will be deducted.

C.	Dividends and distributions paid by a fund that charges a sales load may be invested in shares of other funds sold with a sales load (referred to herein as “Offered Shares”), but if the sales load applicable to the Offered Shares exceeds the maximum sales load charged by the fund from which dividends or distributions are being swept (without giving effect to any reduced loads), the difference may be deducted.

D.	Dividends and distributions paid by a fund may be invested in shares of other funds that impose a contingent deferred sales charge (“CDSC”) and the applicable CDSC, if any, will be imposed upon redemption of such shares.

DETERMINATION OF NET ASSET VALUE

     Amortized Cost Pricing. The valuation of each Fund’s portfolio securities is based upon their amortized cost which does not take into account unrealized capital gains or losses. This involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the instrument.

     The Company’s Board has established, as a particular responsibility within the overall duty of care owed to the Funds’ investors, procedures reasonably designed to stabilize each Fund’s price per share as computed for purposes of purchases and redemptions at $1.00. Such procedures include review of each Fund’s portfolio holdings by the Company’s Board at such intervals as it deems appropriate, to determine whether the Fund’s net asset value calculated by using available market quotations or market equivalents deviates from $1.00 per share based on amortized cost. Market quotations and market equivalents used in such review are obtained from an independent pricing service (the “Service”) approved by the Company’s Board. The Service values each Fund’s investments based on methods which include consideration of: yields or prices of Municipal Obligations of comparable quality, coupon, maturity and type; indications of values from dealers; and general market conditions. The Service also may employ electronic data processing techniques and/or a matrix system to determine valuations.

     The extent of any deviation between a Fund’s net asset value based upon available market quotations or market equivalents and $1.00 per share based on amortized cost will be examined by the Company’s Board. If such deviation exceeds 1/2%, the Company’s Board will consider what actions, if any, will be initiated. In the event the Company’s Board determines that a deviation exists which may result in material dilution or other unfair results to investors or existing shareholders, it has agreed to take such corrective action as it regards as necessary and appropriate, including: selling portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; withholding dividends or paying distributions from capital or capital gains; redeeming shares in kind; or establishing a net asset value per share by using available market quotations or market equivalents.

     New York Stock Exchange Closings. The holidays (as observed) on which the New York Stock Exchange is closed currently are: New Year’s Day, Martin Luther King Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

DIVIDENDS, DISTRIBUTIONS AND TAXES

     Management believes that each Fund qualified for treatment as a “regulated investment company” under the Code for the fiscal year ended August 31, 2008. Each Fund intends to continue to so qualify if such qualification is in the best interests of its shareholders. As a regulated investment company, a Fund will pay no Federal income tax on net investment income and net realized capital gains to the extent that such income and gains are distributed to shareholders in accordance with applicable provisions of the Code. To qualify as a regulated investment company, the Fund must distribute at least 90% of its net income (consisting of net investment income from tax exempt obligations and net short-term capital gains) to its shareholders, and must meet certain asset diversification and other requirements. If a Fund does not qualify as a regulated investment company, it will be treated for tax purposes as an ordinary corporation subject to Federal income tax. The term “regulated investment company” does not imply the supervision of management or investment practices or policies by any government agency.

     Each Fund ordinarily declares dividends from its net investment income on each day the New York Stock Exchange is open for regular business. Dividends usually are paid on the calendar day of each month and are automatically reinvested in additional Fund shares at net asset value or, at your option, paid in cash. The Fund’s earnings for Saturdays, Sundays and holidays are declared as dividends on the preceding business day. If you redeem all shares in your account at any time during the month, all dividends to which you are entitled will be paid to you along with the proceeds of the redemption, after deduction of any fees. If you are an omnibus accountholder and indicate in a partial redemption request that a portion of any accrued dividends to which such account is entitled belongs to an underlying accountholder who has redeemed all shares in his or her account, such portion of the accrued dividends will be paid to you along with the proceeds of the redemption, after the deduction of any fees. Distributions from net realized securities gains, if any, generally are declared and paid once a year, but each Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Code, in all events in a manner consistent with the provisions of the 1940 Act.

     If you elect to receive dividends and distributions in cash, and your dividend or distribution check is returned to the Fund as undeliverable or remains uncashed for six months, the Fund reserves the right to reinvest such dividend or distribution and all future dividends and distributions payable to you in additional Fund shares at net asset value. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

     In the case of a Fund’s shares redeemed in connection with any transaction fees, a shareholder will recognize a capital loss in the amount of the fee paid. In general, such loss will be treated as a short-term capital loss if the shares were held for one year or less, or, in the case of shares held for greater than one year, a long-term capital loss.

     Ordinarily, gains and losses realized from portfolio transactions will be treated as capital gain or loss. However, all or a portion of the gain realized from the disposition of certain market discount bonds will be treated as ordinary income.

     With respect to each Fund, if, at the close of each quarter of its taxable year, at least 50% of the value of the Fund’s total assets consists of Federal tax exempt obligations, then the Fund may designate and pay Federal exempt-interest dividends from interest earned on all such tax exempt obligations. Such exempt-interest dividends may be excluded by shareholders of the Fund from their gross income for Federal income tax purposes. Dividends derived from Taxable Investments, together with distributions from any net realized short-term securities gains, generally are taxable as ordinary income for Federal income tax purposes whether or not reinvested. Distributions from net realized long-term securities gains generally are taxable as long-term capital gains to a shareholder who is a citizen or resident of the United States, whether or not reinvested and regardless of the length of time the shareholder has held his or her shares.

     Management of the Company believes that the New Jersey Fund has qualified as a “qualified investment fund” within the meaning of the New Jersey gross income tax. The primary criteria for constituting the New Jersey Fund as a “qualified investment fund” are that (i) the Fund is an investment company registered with the Securities and Exchange Commission which, for the calendar year in which the dividends and distributions (if any) are paid, has no investments other than interest-bearing obligations, obligations issued at a discount, and cash and cash items, including receivables, and financial options, futures and forward contracts, or other similar financial instruments relating to interest-bearing obligations, obligations issued at a discount or bond indices related thereto and (ii) at the close of each quarter of the taxable year, the Fund has not less than 80% of the aggregate principal amount of all of its investments, excluding financial options, futures and forward contracts, or other similar financial instruments, related to interest-bearing obligations, obligations issued at a discount or bond indices related thereto, cash and cash items, which cash items shall include receivables, in New Jersey Municipal Obligations, including obligations of Puerto Rico, the Virgin Islands and other territories and possessions of the United States and certain other specified securities exempt from Federal and New Jersey income taxes. Additionally, a qualified investment fund must comply with certain continuing reporting requirements.

     If the New Jersey Fund continues to qualify as a qualified investment fund and complies with its reporting obligations, (a) dividends and distributions paid by the New Jersey Fund to a New Jersey resident individual shareholder will not be subject to New Jersey gross income tax to the extent that the dividends and distributions are attributable to income earned by the New Jersey Fund as interest on or gain from New Jersey Municipal Obligations, and (b) gain from the sale of New Jersey Fund shares by a New Jersey resident individual shareholder will not be subject to the New Jersey gross income tax. Shares of the New Jersey Fund are not subject to property taxation by New Jersey or its political subdivisions. To the extent that you are subject to state and local taxes outside of New Jersey, dividends and distributions earned by an investment in the New Jersey Fund may represent taxable income.

     Federal regulations require that you provide a certified taxpayer identification number (“TIN”) upon opening or reopening an account. See the Account Application for further information concerning this requirement. Failure to furnish a certified TIN to the Fund could subject you to a $50 penalty imposed by the Internal Revenue Service.

PORTFOLIO TRANSACTIONS

     General. The Manager assumes general supervision over the placement of securities purchase and sale orders on behalf of the funds it manages. In cases where the Manager or fund employs a sub-adviser, the sub-adviser, under the supervision of the Manager, places orders on behalf of the applicable fund(s) for the purchase and sale of portfolio securities.

     Certain funds are managed by dual employees of the Manager and an affiliated entity in the Mellon organization. Funds managed by dual employees use the research and trading facilities, and are subject to the internal policies and procedures, of the affiliated entity. In this regard, the Manager places orders on behalf of those funds for the purchase and sale of securities through the trading desk of the affiliated entity, applying the written trade allocation procedures of such affiliate.

     The Manager (and where applicable, a sub-adviser or Dreyfus affiliate) generally has the authority to select brokers (for equity securities) or dealers (for fixed income securities) and the commission rates or spreads to be paid. Allocation of brokerage transactions, including their frequency, is made in the best judgment of the Manager (and where applicable, a sub-adviser or Dreyfus affiliate) and in a manner deemed fair and reasonable to shareholders. The primary consideration in placing portfolio transactions is prompt execution of orders at the most favorable net price. In choosing brokers or dealers, the Manager (and where applicable, a sub-adviser or Dreyfus affiliate) evaluates the ability of the broker or dealer to execute the particular transaction (taking into account the market for the security and the size of the order) at the best combination of price and quality of execution.

     In general, brokers or dealers involved in the execution of portfolio transactions on behalf of a fund are selected on the basis of their professional capability and the value and quality of their services. The Manager (and where applicable, a sub-adviser or Dreyfus affiliate) attempts to obtain best execution for the funds by choosing brokers or dealers to execute transactions based on a variety of factors, which may include, but are not limited to, the following: (i) price; (ii) liquidity; (iii) the nature and character of the relevant market for the security to be purchased or sold; (iv) the measured quality and efficiency of the broker’s or dealer’s execution; (v) the broker’s or dealer’s willingness to commit capital; (vi) the reliability of the broker or dealer in trade settlement and clearance; (vii) the level of counter-party risk (i.e., the broker’s or dealer’s financial condition); (viii) the commission rate or the spread; (ix) the value of research provided; (x) the availability of electronic trade entry and reporting links; and (xi) the size and type of order (e.g., foreign or domestic security, large block, illiquid security). In selecting brokers or dealers no factor is necessarily determinative; however, at various times and for various reasons, certain factors will be more important than others in determining which broker or dealer to use. Seeking to obtain best execution for all trades takes precedence over all other considerations.

     With respect to the receipt of research, the brokers or dealers selected may include those that supplement the Manager’s (and where applicable, a sub-adviser’s or Dreyfus affiliate’s) research facilities with statistical data, investment information, economic facts and opinions. Such information may be useful to the Manager (and where applicable, a sub-adviser or Dreyfus affiliate) in serving funds or accounts that it advises and, conversely, supplemental information obtained by the placement of business of other clients may be useful to the Manager (and where applicable, a sub-adviser or Dreyfus affiliate) in carrying out its obligations to the funds. Information so received is in addition to, and not in lieu of, services required to be performed by the Manager (and where applicable, a sub-adviser or Dreyfus affiliate), and the Manager’s (and where applicable, a sub-adviser’s or Dreyfus affiliate’s) fees are not reduced as a consequence of the receipt of such supplemental information. Although the receipt of such research services does not reduce the Manager’s (and where applicable, a sub-adviser’s or Dreyfus affiliate’s) normal independent research activities, it enables it to avoid the additional expenses that might otherwise be incurred if it were to attempt to develop comparable information through its own staff.

     Under the Manager’s (and where applicable, a sub-adviser’s or Dreyfus affiliate’s) procedures, portfolio managers and their corresponding trading desks may seek to aggregate (or “bunch”) orders that are placed or received concurrently for more than one fund or account. In some cases, this policy may adversely affect the price paid or received by a fund or an account, or the size of the position obtained or liquidated. As noted above, certain brokers or dealers may be selected because of their ability to handle special executions such as those involving large block trades or broad distributions, provided that the primary consideration of best execution is met. Generally, when trades are aggregated, each fund or account within the block will receive the same price and commission. However, random allocations of aggregate transactions may be made to minimize custodial transaction costs. In addition, at the close of the trading day, when reasonable and practicable, the completed securities of partially filled orders will generally be allocated to each participating fund and account in the proportion that each order bears to the total of all orders (subject to rounding to “round lot” amounts).

     To the extent that a fund invests in foreign securities, certain of such fund’s transactions in those securities may not benefit from the negotiated commission rates available to funds for transactions in securities of domestic issuers. For funds that permit foreign exchange transactions, such transactions are made with banks or institutions in the interbank market at prices reflecting a mark-up or mark-down and/or commission.

     The Manager (and where applicable, a sub-adviser or Dreyfus affiliate) may deem it appropriate for one fund or account it manages to sell a security while another fund or account it manages is purchasing the same security. Under such circumstances, the Manager (and where applicable, a sub-adviser or Dreyfus affiliate) may arrange to have the purchase and sale transactions effected directly between the funds and/or accounts (“cross transactions”). Cross transactions will be effected in accordance with procedures adopted pursuant to Rule 17a-7 under the 1940 Act.

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     All portfolio transactions of each money market fund are placed on behalf of the fund by the Manager. Debt securities purchased and sold by a fund generally are traded on a net basis (i.e., without a commission) through dealers acting for their own account and not as brokers, or otherwise involve transactions directly with the issuer of the instrument. This means that a dealer makes a market for securities by offering to buy at one price and sell at a slightly higher price. The difference between the prices is known as a “spread.” Other portfolio transactions may be executed through brokers acting as agent. A fund will pay a spread or commission in connection with such transactions. The Manager uses its best efforts to obtain execution of portfolio transactions at prices that are advantageous to a fund and at spreads and commission rates (if any) that are reasonable in relation to the benefits received. The Manager also places transactions for other accounts that it provides with investment advice. For the fiscal years ended August 31, 2006, 2007, and 2008, the Funds did not pay any brokerage commissions.

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     When more than one fund or account is simultaneously engaged in the purchase or sale of the same investment instrument, the prices and amounts are allocated in accordance with a formula considered by the Manager (and where applicable, a sub-adviser or Dreyfus affiliate) to be equitable to each fund or account. In some cases this system could have a detrimental effect on the price or volume of the investment instrument as far as a fund or account is concerned. In other cases, however, the ability of a fund or account to participate in volume transactions will produce better executions for the fund or account.

     When transactions are executed in the over-the-counter market (i.e., with dealers), the Manager will typically deal with the primary market makers unless a more favorable price or execution otherwise is obtainable.

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     Disclosure of Portfolio Holdings. It is the policy of Dreyfus to protect the confidentiality of fund portfolio holdings and prevent the selective disclosure of non-public information about such holdings. Each fund, or its duly authorized service providers, publicly discloses its portfolio holdings in accordance with regulatory requirements, such as periodic portfolio disclosure in filings with the SEC. Each non-money market fund, or its duly authorized service providers, may publicly disclose its complete schedule of portfolio holdings at month-end, with a one-month lag, on the Dreyfus website at www.dreyfus.com. In addition, fifteen days following the end of each calendar quarter, each non-money market fund, or its duly authorized service providers, may publicly disclose on the website its complete schedule of portfolio holdings as of the end of such quarter. Each money market fund will disclose daily, on www.dreyfus.com, the fund's complete schedule of holdings as of the end of the previous business day. The schedule of holdings will remain on the website until the fund files its Form N-Q or Form N-CSR for the period that includes the date of the posted holdings.

     If a fund’s portfolio holdings are released pursuant to an ongoing arrangement with any party, the Fund must have a legitimate business purpose for doing so, and neither the Fund, nor Manager or its affiliates, may receive any compensation in connection with an arrangement to make available information about the fund’s portfolio holdings. Funds may distribute portfolio holdings to mutual fund evaluation services such as Standard & Poor's, Morningstar or Lipper Analytical Services; due diligence departments of broker-dealers and wirehouses that regularly analyze the portfolio holdings of mutual funds before their public disclosure; and broker-dealers that may be used by the fund, for the purpose of efficient trading and receipt of relevant research, provided that: (a) the recipient does not distribute the portfolio holdings to persons who are likely to use the information for purposes of purchasing or selling fund shares or fund portfolio holdings before the portfolio holdings become public information; and (b) the recipient signs a written confidentiality agreement.

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     Funds may also disclose any and all portfolio information to their service providers and others who generally need access to such information in the performance of their contractual duties and responsibilities and are subject to duties of confidentiality, including a duty not to trade on non-public information, imposed by law and/or contract. These service providers include the fund’s custodian, independent registered public accounting firm, investment advisers, administrators, and each of their respective affiliates and advisers.

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     Disclosure of portfolio holdings may be authorized only by the fund’s Chief Compliance Officer, and any exceptions to this policy are reported quarterly to the fund's Board.

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INFORMATION ABOUT THE COMPANY AND FUNDS

     Each Fund share has one vote and, when issued and paid for in accordance with the terms of the offering, is fully paid and non-assessable. Fund shares are of one class and have equal rights as to dividends and in liquidation. Shares have no preemptive, subscription or conversion rights and are freely transferable.

     Unless otherwise required by the 1940 Act, ordinarily it will not be necessary for the Company to hold annual meetings of shareholders. As a result, shareholders may not consider each year the election of Board members or the appointment of auditors. However, the holders of at least 10% of the shares outstanding and entitled to vote may require the Company to hold a special meeting of shareholders for purposes of removing a Board member from office. Shareholders may remove a Board member by the affirmative vote of a majority of the Company’s outstanding voting shares. In addition, the Board will call a meeting of shareholders for the purpose of electing Board members if, at any time, less than a majority of the Board members then holding office have been elected by shareholders.

     The Company is a “series fund,” which is a mutual fund divided into separate portfolios, each of which is treated as a separate entity for certain matters under the 1940 Act and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. For certain matters shareholders vote together as a group; as to others they vote separately by series.

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     To date, the Board has authorized the creation of four series of shares. All consideration received by the Company for shares of one of the Funds and all assets in which such consideration is invested will belong to that Fund (subject only to the rights of creditors of the Fund) and will be subject to the liabilities related thereto. The income attributable to, and the expenses of, one Fund are treated separately from those of the other Funds. The Company has the ability to create, from time to time, new Funds without shareholder approval.

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     Rule 18f-2 under the 1940 Act provides that any matter required to be submitted under the provisions of the 1940 Act or applicable state law or otherwise to the holders of the outstanding voting securities of an investment company, such as the Fund, will not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each Fund affected by such matter. Rule 18f-2 further provides that a Fund shall be deemed to be affected by a matter unless it clear that the interests of each Fund in the matter are identical or that the matter does not affect any interest of such Fund. However, the Rule exempts the selection of independent accountants and the election of Board members from the separate voting requirements of the Rule.

Each Fund sends annual and semi-annual financial statements to its shareholders.

COUNSEL AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

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     Stroock & Stroock & Lavan LLP, 180 Maiden Lane, New York, New York 10038-4982, as counsel for the Company, has rendered its opinion as to certain legal matters regarding the due authorization and valid issuance of Fund shares being sold pursuant to the Funds’ Prospectuses.

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     Ernst & Young LLP, 5 Times Square, New York, New York 10036, an independent registered public accounting firm, has been selected to serve as the independent public registered accounting firm for the Company.

APPENDIX A

RISK FACTORS — INVESTING IN NEW JERSEY MUNICIPAL OBLIGATIONS

     The following information constitutes only a brief summary, does not purport to be a complete description, and is based on information drawn from official statements relating to securities offerings of the State of New Jersey (the "State") and various local agencies available as of the date of this Statement of Additional Information. While the Fund has not independently verified this information, it has no reason to believe that such information is not correct in all material respects.

General Information

     Demographics. New Jersey is the eleventh largest state in population and the fifth smallest in land area. With an average of 1,172 persons per square mile, it is the most densely populated of all the states. New Jersey is located at the center of the megalopolis that extends from Boston to Washington D.C., which includes over one-fifth of the nation's population. New Jersey's extensive port developments augment the air, land and water transportation complex that influences much of the State's economy. The State's central location also makes it an attractive location for corporate headquarters and international business offices.

The State's economic base is diversified, consisting of a variety of manufacturing, construction and service industries, supplemented by rural areas with selective commercial agriculture. New Jersey is bordered on the east by the Atlantic Ocean and on the north and northwest by lakes and mountains, providing recreation for both residents and tourists. Since 1976, casino gambling in Atlantic City has been an important State tourist attraction.

New Jersey's population grew rapidly following World War II, but slowed to an annual rate of 0.27% in the 1970's. Between 1980 and 1990, the annual growth rate increased to 0.51%, and to 0.83% in the 1990's and 2000's. While this growth rate is below that of the nation, it compares favorably with other Middle Atlantic states. However, the increase in the State's population since the 1970's masks the redistribution of the population within the State. There has been a significant shift from the northeastern industrial areas towards coastal and central counties within the State. The State's population was estimated to be 8,686,000 as of December 2007.

     Economic Outlook. The State, the region and the nation have been affected by a global financial crisis which intensified in September and October 2008. Interventions in the financial sector by the U.S. and European governments have averted several potential large scale failures of global financial institutions. Global central bank coordination also has been implemented on multiple occasions to support the global financial system. As a result of this ongoing crisis, there has been deterioration in State, regional and national economic growth and the expected rate of future economic growth is expected to decline. The State's unemployment rate increased to 5.9% in August 2008 and decreased slightly to 5.8% in September 2008, after remaining below 5% for 46 months in a row through March 2008. The latest unemployment rate matches the pace reported during the economic slow down in 2002 and 2003; however, the State's unemployment rate remained below the national rate of 6.1% as of September 2008. The lower than expected rate of economic growth is anticipated to impact the State's revenues for the remainder of Fiscal Year 2009 and thereafter.

     On October 16, 2008, the Governor proposed an economic stimulus plan (the "ESP") that contained an estimated $150 million of additional expenditures to provide: (i) immediate assistance to citizens in need; (ii) incentives to support short-term employment and economic activity; and (iii) enhancements to the State's business climate and long-term economic prospects. Some aspects of the ESP may be implemented in the near term, while other aspects requirement legislative action. The Governor also estimated that Fiscal Year 2009 revenues will be approximately $400 million lower than estimated at the time the Fiscal Year 2009 Budget was approved.

State Funds and Accounting

     The State operates on a fiscal year beginning July 1 and ending June 30. Annual budgets are adopted for the General Fund and certain special revenue funds. The Legislature enacts the annual budget through specific departmental appropriations, the sum of which may not exceed estimated resources. It is a Constitutional requirement that the annual State budget be balanced. Pursuant to the State Constitution, no money may be drawn from the State Treasury except for appropriations made by law. In addition, all monies for the support of State government and all other State purposes, as far as can be reasonably ascertained or predicted, must be provided for in one general appropriation law covering the span of a single fiscal year. No general appropriations law or other law appropriating money for any State purpose may be enacted if the amount of money appropriated, together with all other appropriations for that fiscal year, exceeds the total amount of revenue available (current and anticipated) for such fiscal year, as certified by the Governor.

State Funds.

     General Fund. This fund is the fund into which all State revenues, not otherwise restricted by State statute, are deposited and from which appropriations are made. The largest part of the total financial operations of the State is accounted for in the General Fund. Most revenues received from taxes, most Federal sources, and certain miscellaneous revenue items are recorded in this fund. The Appropriations Act, annually enacted by the Legislature, provides the basic framework for the operations of the General Fund.

     Property Tax Relief Fund. This fund accounts for revenues from the Gross Income Tax, which are dedicated by the State Constitution. All receipts from taxes levied on personal income of individuals, estates and trusts must be appropriated exclusively for the purpose of reducing or offsetting property taxes. Annual appropriations are made from the fund, pursuant to formulas established by the Legislature, to counties, municipalities and school districts. During Fiscal Year 2007, $11.7 billion of property tax relief expenditures were made. The Property Tax Relief Fund's Fiscal Year 2007 ending unreserved-undesignated fund balance was $690.7 million. Of this amount, $649.3 million represents the 0.5% of the Sales and Use Tax constitutional dedication to property tax relief that was enacted in Fiscal Year 2007 and not appropriated until Fiscal Year 2008.

     State Lottery Fund. Monies derived from the sale of State lottery tickets are deposited into this fund. Disbursements are authorized for the payment of prizes to holders of winning lottery tickets and for the administrative expenses of the Division of State Lottery. Available fund balances are transferred to the State's General Fund in support of the amounts annually appropriated for State institutions and for education. The present value of obligations for future installment payments of lottery prizes, which are funded by the purchase of deposit fund contracts, are accounted for in this fund. The Lottery is a major source of revenue for State education and institutions. In Fiscal Year 2007, gross revenues totaled $2.4 billion, of which $1.4 billion was returned in prizes, $828.3 million went to state education and institutions, $184.8 million was paid to sales agents and ticket vendors, and $28.3 million covered Lottery operational and promotional expenses. As of June 30, 2007, the State Lottery, since its inception, has generated over $41.8 billion in gross revenues, $21.9 billion in prizes, and contributed $16.4 billion to the State.

     Special Revenue Funds. These funds account for the resources legally restricted to expenditure for specified purposes. Such purposes must be other than special assessments, private-purpose trusts, or major capital projects. Special Revenue Funds include the Casino Control Fund, the Casino Revenue Fund and the Gubernatorial Elections Fund. Other Special Revenue Funds have been created that are either reported ultimately in the General Fund or are created to hold revenues derived from private sources.

     Capital Projects Funds. These funds are used to account for financial resources, usually general obligation bonds, to be used for the acquisition or construction of major capital facilities for the State. Such projects may include mental health, educational and correctional facilities and public transportation projects.

     Fiduciary Funds. These funds include the Pension Trust Fund, the Investment Trust Fund, the Agency Funds, Private-Purpose Trust Funds and Agency Funds. These funds hold and report financial resources for their respective beneficiaries.

     Proprietary Funds. These funds may be used to report any activity for which a fee is charged to external use for goods and services. Activities are required to be reported as enterprise funds if laws or regulations require that the activity's cost of providing services be recovered with fees and charges, rather than with taxes or similar revenues.

Other Revenue Sources.

     Federal Aid. Actual Federal aid receipts in the General Fund and Special Transportation Fund for Fiscal Years 2005 through 2007 amounted to approximately $8.01 billion, $8.48 billion and $8.76 billion, respectively. Estimated Federal receipts in the General Fund and the Special Transportation Fund for Fiscal Year 2008 were estimated to be $9.59 billion, subject to adjustment, pending completion of the annual audit. Federal aid receipts in the General Fund and the Special Transportation Fund for Fiscal Year 2009 are estimated to be $9.75 billion.

     Atlantic City and Legalized Gambling. Legalized casino gambling was introduced into Atlantic City in 1977. The Casino Revenue Fund accounts for the taxes imposed on the casinos and other related activities. Collections for Fiscal Year 2007 were approximately $447 million. Fiscal Year 2008 collections are estimated to total $411.1 million, an 8.7% decrease from Fiscal Year 2007. Fiscal Year 2009 estimates are $414.8 million. Both estimates reflect the phase down of certain provisions included in legislation enacted in Fiscal Year 2004 as well as taking into account the negative impact of slot machine venues that have opened in Pennsylvania.

State Economy and Finances

     Fiscal Year 2006 Summary. The General Fund's fiscal year ending fund balance totaled $4.4 billion, of which, $2.5 billion represented unreserved fund balances. During Fiscal Year 2006, the total fund balance increased by $1.2 billion. On a budgetary basis, general revenues of $26.9 billion were $2.5 billion lower than the final 2006 Budget. The negative variance of $1.5 billion was primarily the result of unearned Federal and other grant revenues, services and assessments of $464.7 million and licenses and fees of $171.6 million.

     In Fiscal Year 2006, total revenues, including transfers, totaled $50 billion, an increase of $4.9 billion from the prior fiscal year. General taxes totaled $26.7 billion and accounted for 53.4% of total State revenues for Fiscal Year 2006. This number reflects a $3.4 billion increase from the prior fiscal year. The State's gross income tax totaled $11.1 billion, the Sales and Use Tax totaled $6.8 billion and the corporation business tax totaled $3.2 billion. The State's three key taxes comprised 79% of the total general taxes that were collected during Fiscal Year 2006.

     Fiscal Year 2006 expenditures totaled $50.7 billion, an increase of $2.3 billion from the prior fiscal year. The areas in which the largest increase in expenditures occurred were economic planning, development, and security. This increase of $791.2 million represented a 19.2% increase over the prior fiscal year. Overall, 47.2% of all State expenditures occurred in the areas of education, higher education and physical and mental health. Total expenditures were $3.2 billion lower than original appropriations enacted throughout Fiscal Year 2006. A major cause of the State's under spending resulted from the historic practice of over appropriating Federal funds, which permits the State to receive the maximum amount of Federal dollars that become available throughout the fiscal year. During Fiscal Year 2006, the State over appropriated $1.5 billion of Federal funds and other grants, which are now available for use in future years. Other programs that were affected by under spending included physical and mental health ($574.1 million), economic planning, development and security ($615.3 million), community development and environmental management ($47.0 million), government direction, management and control ($460.0 million) and educational, cultural, and intellectual development ($426.5 million).

     The State made appropriations for principal and interest payments for general obligation bonds for Fiscal Year 2006 in the amount of $169.3 million. The Fiscal Year 2006 appropriation for debt service reflected the effect of the issuance of general obligation refunding bonds in November 2005. Of the approximately $28 billion appropriated for Fiscal Year 2006 from the General Fund, the Property Tax Relief Fund, the Casino Control Fund, the Casino Revenue Fund and the Gubernatorial Elections Fund, approximately $11.4 billion (40.9%) was appropriated for State Aid, $9.3 billion (33.3%) is appropriated for Grants-in-Aid, $5.9 billion (21.3%) was appropriated for direct State services, $169.3 million (0.6%) was appropriated for debt service payments and $1.1 billion (3.9%) was appropriated for capital construction.

     State Aid. State Aid constituted the largest portion of Fiscal Year 2006 appropriations, with the largest appropriation, in the amount of approximately $9.36 billion, provided for local elementary and secondary education programs. Of this amount, $3.1 billion was for core curriculum standards. The Department of Community Affairs ("DCA") planned to receive $1.03 billion in State Aid for Fiscal Year 2006. Fiscal Year 2006 State Aid appropriations for the Department for Human Services ("DHS") were $468.6 million and for the Department of the Treasury ("DOT") are $470 million.

     Grants-in-Aid. The second largest appropriation in Fiscal Year 2006 was for Grants-in-Aid, which represented payments to individuals or public or private agencies for benefits to whom a recipient is entitled by law, or for the provision of services on behalf of the State. Fiscal Year 2006 appropriations totaled approximately $9.3 billion. This amount reflected a reduction of approximately $1.3 billion from Fiscal Year 2005, which was predominantly due to reduction of the FAIR (Fair and Immediate Relief) program. Included in Fiscal Year 2006 appropriations was $1.02 billion for DOT, $4.03 billion for DHS, $1.59 billion for programs administered by the Department of Health and Senior Services, $273.7 million for the Department of Transportation, $914.3 million for State colleges and universities and $116.7 million for the Department of Corrections.

     Direct State Services. The third largest portion of Fiscal Year 2006 appropriations was applied to direct State services, which supported the operation of State government's departments, the Executive Office, several commissions, the Legislature and the Judiciary. In Fiscal Year 2006, appropriations were estimated to aggregate approximately $5.94 billion.

     Fiscal Year 2007 Summary. For Fiscal Year 2007, the General Fund's ending fund balance totaled $4.6 billion, of which $2.9 billion represented unreserved fund balances. During Fiscal Year 2007, the States' total fund balance increased by $243.6 million. The Surplus Revenue Fund is an account within the State's General Fund that is used as a "Rainy Day Fund." Surplus revenue is defined as an amount equivalent to 50% of the excess between the amount certified by the Governor at the time of the approval of the annual budget and the amount of General Fund revenue reported from the annual financial report of the General Fund for that fiscal year. During Fiscal Year 2007, the State withdrew $100 million from the Surplus Revenue Fund. This amount was offset by $24.8 million in interest earnings that accrued on its fund balance during the fiscal year.

     Fiscal Year 2007 expenditures totaled $49.4 billion, a decrease of $1.3 billion from the prior fiscal year. This decrease was primarily due to the mandated reclassification of certain funds. Offsets included increases of $767.9 million for educational, cultural and intellectual development, $477.9 million for transportation programs, $385.7 million for economic planning, development, and security, and $361.9 million for public safety and criminal justice. Overall, 49.9% of all State expenditures occurred in the areas of education, higher education, and physical and mental health. Total expenditures were $3.6 billion lower than original appropriations set forth in the annual budget plus supplemental appropriations enacted during the fiscal year. A major cause for under spending resulted from the State's historical practice of over appropriating Federal funds. This practice allows the State to receive the maximum Federal dollars that become available. During Fiscal Year 2007, the State's appropriation of federal funds and other grants exceeded expenditures by $1.6 billion. These excess appropriations are available for use in future years. From a program perspective, under spending in Fiscal Year 2007 includes $907.4 million from physical and mental health, $618.6 million from economic planning, development and security, $559.6 million from community development and environmental management, $554.0 million from government direction, management, and control, $416.4 million from public safety and criminal justice, $370.5 million from educational, cultural, and intellectual development, $107.3 million from special government services, and $62.7 million from transportation.

     During Fiscal Year 2007, State revenues, including transfers, totaled $49 billion, a decrease of $1 billion from the prior fiscal year. This decrease was primarily due to the mandated reclassification of certain funds. General taxes totaled $29 billion and accounted for 59.2% of total State revenues for Fiscal Year 2007. This amount reflects a $2.3 billion increase from the prior fiscal year and reflects a partial year effect of an increase in the Sales and Use Tax rate to 7% from 6% and broadening of the Sales and Use Tax base to include certain services. The State's Gross Income Tax totaled $11.7 billion, the Sales and Use Tax totaled $8.8 billion, and the Corporation Business Tax totaled $3.1 billion. The State's three major taxes comprised 81.5% of the total general taxes that were collected during Fiscal Year 2007. On a budgetary basis, general revenues of $28 billion were $3.6 billion lower than the final Fiscal Year 2007 budget. The negative variance was primarily the result of unearned Federal and other grant revenues of $1.6 billion, taxes of $375.6 million, services and assessments of $295.9 million, and licenses and fees of $186.6 million.

     Fiscal Years 2008 and 2009 Summary. On January 8, 2008, the Governor proposed a four point plan to restructure the State's financial condition. The plan would (i) freeze Fiscal Year 2009 spending at Fiscal Year 2008 levels, (ii) enact legislation to limit future fiscal year spending growth to the amount of recurring revenues, beginning in Fiscal Year 2010, (iii) create a public benefit corporation to operate the State's toll roads and use the initial proceeds from a concession agreement with that corporation to pay off approximately 50% of the State's bonded indebtedness and (iv) submit for voter approval a constitutional amendment requiring voter approval, with limited exception, for the future issuance of obligations supported by State revenue subject to annual appropriation.

     The Fiscal Year 2009 Budget accomplished the first element of this plan by reducing Fiscal Year 2009 appropriations by $600 million to $32.868 billion, compared to the $33.471 billion appropriated in the Fiscal Year 2008 Budget. The Governor has issued an executive order to implement element number two of the plan. The third element of the plan has not been implemented; however, the Legislature has taken steps to retire and defease State indebtedness, including the appropriation of $650 million of non-recurring revenue from Fiscal Year 2008. The fourth element of the plan was submitted for voter approval at the general election in November.

     Sales and Use Tax. Collections for Fiscal Year 2008 are estimated to total $8.94 billion, a 3.9% increase from Fiscal Year 2007. The Fiscal Year 2009 estimate of $9.136 billion is a 2.1% increase from Fiscal Year 2008.

     Gross Income Tax. Collections for Fiscal Year 2008 are estimated to total $12.600 billion, a 7.4% increase from Fiscal Year 2007. The Fiscal Year 2009 estimate of $12.700 billion is a 0.8% increase from Fiscal Year 2008. The Fiscal Year 2008 and 2009 estimates include changes to the Gross Income Tax to take into account the expansion of the State's earned income tax credit in the amount of $40 million and $60 million, respectively.

     Corporation Business Tax. Collections for Fiscal Year 2008 are estimated to total $2.979 billion, a 3.4% decrease from Fiscal Year 2007. The Fiscal Year 2009 estimate of $2.811 billion is a 5.6% decrease from Fiscal Year 2008. The Fiscal Year 2008 estimated decrease is based on the expiration of the alternative minimum tax assessment, the complete phase-in of the net operating loss deduction and the reduction in the tax rate on certain corporations to 0.67% from 1.33% . It also assumes an anticipated slowdown in corporate pre-tax profit growth in 2007 and 2008.

     Approximately $33.619 billion and $32.969 billion has been appropriated for Fiscal Year 2008 and Fiscal Year 2009, respectively. Of that amount, for Fiscal Year 2009, approximately $13.531 billion (41.2%) is for State Aid, $11.341 billion (34.5%) is for Grants-in-Aid, $6.519 billion (19.8%) is for Direct State Services, $270.9 million (0.8%) is for Debt Service and $1.206 billion (3.7%) is for Capital Construction.

State Indebtedness

     General. As of June 30, 2007, New Jersey's outstanding long-term debt totaled $38.1 billion, a $0.7 billion increase over the prior fiscal year. In addition, the State has $10.9 billion of legislatively authorized bonding capacity that has not yet been issued. During Fiscal Year 2007, the legislatively authorized bonding capacity decreased by $313.2 million.

     General Obligation Bonds. The State finances certain capital projects through the sale of general obligation bonds of the State. These bonds are backed by the full faith and credit of the State. Certain State tax revenues and certain other fees are pledged to meet the principal payments, interest payments and redemption premium payments, if any, required to fully pay the bonds. The State has made appropriations for principal and interest payments for general obligation bonds for Fiscal Years 2005 through 2008 in the amounts of $270.2 million, $169.3 million, $427.8 million, and $438.8 million, respectively. The Fiscal Year 2009 Budget includes an appropriation in the amount of $270.9 million for Fiscal Year 2009, representing principal and interest payments for general obligation bonds. This appropriation assumes a savings of $135 million from retiring and defeasing debt through the use of $650 million appropriated from the Long Term Obligation and Capital Expenditure Fund. The Fiscal Year 2009 Budget authorizes the transfer of funds from non-general obligation debt service appropriations in the event that these savings occur with respect to other bond issues.

     In Fiscal Year 2003, the State issued more than $1.5 billion in general obligation bonds to fund various projects, including school construction, refunding of various general obligation bonds, funding of public and private higher educational institutions, construction of State and municipal community projects and other various voter-approved purposes. Final maturity for these bonds ranges from 2011 to 2027, with semi-annual interest payments commencing for the issued bonds in calendar year 2003. In prior years, the State has refunded various bond issuances by creating separate irrevocable trust funds. Refunding debt has been issued and the proceeds have been used to purchase United States Treasury Obligations--State and Local Government Series that were placed in the trust funds. The investments and fixed earnings from the investments have been sufficient to fully service the defeased debt until the debt is called or matures.

     During Fiscal Year 2007, the State did not refund any general obligation debt. As of June 30, 2007, the amount of defeased general obligation debt outstanding, but removed from the State's long-term obligations amounted to $943.7 million.

     Revenue Bonds. This debt classification represents bond issuances whose segment of debt service is derived solely from legally restricted revenues. Revenue bonds include debt issued by the New Jersey Building Authority, the Garden State Preservation Trust, and the New Jersey Transportation Trust Fund Authority. During Fiscal Year 2007, these three Authorities issued $48.7 million of bonds, none of which were refunding bonds. As of June 30, 2007, the State had $12.7 billion of revenue bonds outstanding. Another $7.1 billion of bonding authorization remains.

     Installment Obligations. This debt classification represents obligations whose debt service is subject to and dependent upon the Legislature making annual appropriations. Installment obligations include bonds issued to help fund the State's school facilities construction program, and help fund the installation of college and university dormitory fire suppression equipment. During Fiscal Year 2007, these authorities issued $773.5 million of bonds, of which, $107.6 million were refunding bonds. As a result, $102.1 million of bonds have been refunded and are now considered to be defeased. The liability has been removed from the State's long-term obligations. Total debt service payments over the next 18 years were reduced by $3.9 million and resulted in a net present value savings of $2.9 million. The State's installment obligations outstanding as of June 30, 2007 total $17.2 billion. Total authorized but unissued installment obligations equal $3.0 billion as of June 30, 2007.

     Certificates of Participation. Proceeds from certificates of participation are used primarily to finance State equipment needs under the State's master lease program. Currently, the State uses a line of credit as its preferred financing method. The State's Certificates of Participation outstanding as of June 30, 2007 totaled $58.8 million.

     Short-Term Debt. The State's short-term note program provides effective cash flow management of imbalances that occur in the timing between collections and disbursements of State revenues and appropriations during the fiscal year. The State Treasurer is authorized to issue short-term debt instruments without it constituting a general obligation of the State, or a debt, or a liability within the meaning of the State Constitution. All short-term notes must be retired within twelve months of their issuance date.

     Tax and Revenue Anticipation Notes. In Fiscal Year 1992, the State initiated a program under which it issued tax and revenue anticipation notes ("TANs") to aid in providing effective cash flow management to fund imbalances that occur in the collection and disbursement of the General Fund and Property Tax Relief Fund revenues. The State has authorized the issuance of up to $2.5 billion of TANs for Fiscal Year 2008. The State issued $2 billion in TANs on September 13, 2007. These TANs are payable on June 24, 2008. Such tax and revenue anticipation notes do not constitute a general obligation of the State or a debt or liability within the meaning of the State Constitution. Such notes constitute special obligations of the State payable solely from monies on deposit in the General Fund and the Property Tax Relief Fund and legally available for such payment.

     Tobacco Settlement Financing Corporation, Inc. In November, 1998 the State entered into a master settlement agreement (the "MSA") with participating cigarette manufacturers, 46 states, and six other United States jurisdictions in the settlement of certain smoking-related litigation. During Fiscal Year 2003, the State sold to the newly established Tobacco Settlement Financing Corporation, Inc. ("TSFC"), the State's right, title, and beneficial ownership interest in the State's right to receive tobacco settlement payments under the MSA. In return, TSFC issued $3.5 billion of bonds to pay for the tobacco settlement rights. Proceeds were used to fund General Fund expenditures during Fiscal Year 2003 and Fiscal Year 2004. Pursuant to accounting regulations, TSFC's debt is reflected as a part of the State's debt. During Fiscal Year 2007, $4.7 billion of refunding bonds were issued, of which $1.1 billion were capital appreciation bonds. As a result, $3.4 billion of bonds have been refunded and are now considered to be defeased. The liability has been removed from the State's long-term obligations. Total debt service payments over the next 23 years were reduced by $950.2 million and resulted in a net present value savings of $25.6 million.

     Ratings. As of June 30, 2007, the State's short-term credit ratings were SP-1+ (Standard & Poor's Ratings Group), MIG 1 (Moody's Investors Services) and F1+ (Fitch Investors Services). The State's long-term credit ratings were AA (Standard & Poor's Ratings Group), Aa3 (Moody's Investors Services) and AA- (Fitch Investors Services).

     Variable Rate Bond Interest Rate Increases. Subsequent to June 30, 2007, problems have developed in both the taxable and tax-exempt variable rate bond markets, whereby the "AAA" rated bond insurers exposure to the sub-prime mortgage crisis has negatively impacted the bonds that they insure. Several bond insurers have experienced rating downgrades into the "A" and "AA" categories by some or all three rating agencies. The State has $4.05 billion in variable rate bonds outstanding, of which $3.37 billion are auction rate bonds and $680 million are variable rate demand bonds. The interest rates on these bonds have increased substantially versus the interest rates in effect as of June 30, 2007. Of the $3.37 billion of auction rate bonds outstanding, $2.675 billion was restructured or refunded as either letter-of-credit backed variable rate demand bonds or fixed rate bonds by May 2008. The remaining $694 million of auction rate bonds are anticipated to be restructured or refunded during the early part of Fiscal Year 2009.

Litigation

     The following are cases presently pending or threatened in which the State has the potential for either a significant loss of revenue or a significant unanticipated expenditure. At any given time, there are various numbers of claims and cases pending against the State, State agencies and employees, seeking recovery of monetary damages that are primarily paid out of the fund created pursuant to the New Jersey Tort Claims Act. The State does not formally estimate its reserve representing potential exposure for these claims and cases. At any given time there are also various numbers of claims seeking monetary damages or other relief, which, if granted, would require the expenditure of funds. The State is unable to estimate its exposure for these claims and cases.

     Buena Regional Commercial Township et al. v. New Jersey Department of Education et al. This lawsuit was filed on December 9, 1997 on behalf of 17 rural school districts seeking the same type of relief as has been mandated to be provided to the poor urban school districts in Abbott v. Burke, which included, without limitation, sufficient funds to allow the school districts to spend at the average of wealthy suburban school districts, to implement additional programs such as full-day kindergarten, half-day preschool programs for three and four year olds, technology, alternative school, accountability and school-to-work and college transition programs, and to upgrade school facilities. The Buena school districts are seeking to be treated as special needs districts and to receive parity funding with the Abbott school districts as a remedial measure. They also are seeking additional funding as may be necessary to provide an education equivalent to that being provided in the Abbott districts. On September 26, 2002, the Administrative Law Judge (the "ALJ") issued an Initial Decision, finding that five of the 17 petitioning school districts were unable to provide a thorough and efficient education to their students. As a remedy, the ALJ recommended full "Abbott" funding for these five districts. On November 9, 2002, the parties submitted written exceptions to the Initial Decision. Of the 12 districts that were unsuccessful in demonstrating a failure to provide a thorough and efficient education to their students and therefore no remedy was proposed by the ALJ, only six filed exceptions that the ALJ was incorrect as to them.

     On February 10, 2003, following a review of the Initial Decision, exceptions and record, the Commissioner of Education (the "Commissioner") adopted in part and rejected in part the Initial Decision. The Commissioner directed the respective County Superintendents to undertake thorough reviews of each of their districts' 2003 and 2004 budgets to determine their sufficiency to provide a thorough and efficient education to their students. On March 6, 2003, 10 districts appealed the Commissioner's decision to the State Board of Education. On July 2, 2003, two of the 10 districts withdrew their appeals.

     On July 15, 2005, the Legal Committee of the State Board of Education ("Legal Committee") issued a report (the "Initial Report") to the parties. The Initial Report found that the current methods of funding school districts in the State are ineffective and cause disparities. Moreover, the Initial Report found that the appealing school districts and those school districts in this litigation, which did not pursue an appeal, were entitled to relief. The Initial Report directed the Commissioner to undertake a Statewide study of components necessary for a thorough and efficient education and for the Commissioner to conduct individual school district needs assessments for all of the original school districts in this litigation. The Department of Education (the "DOE") filed exceptions to the Initial Report on July 25, 2005. On September 26, 2005, the DOE received a revised report from the Legal Committee, which came virtually to the same conclusions as the Initial Report. The Department has filed exceptions to the revised report and the State intends to continue to vigorously defend this matter. On January 4, 2006, the State Board of Education adopted the revised report, with slight modifications, from the Legal Committee, thereby finding the State law unconstitutional as applied to the plaintiff school districts. The State of Board of Education has directed the Commissioner to design a needs assessment, which is to be performed in each of the plaintiff school districts. The Commissioner was directed to submit to proposed design of the needs assessment to the State Board of Education by February 1, 2006. Additionally, the State Board of Education found problems with the method of school funding and directed the Commissioner to analyze the current system and provide the State Board of Education with findings and recommendations as to the educational components essential to the establishment of a unified system for public education which meets constitutional goals.

     On January 11, 2006, the plaintiffs filed a notice of appeal was filed with the appellate court. On February 23, 2006, the State file a motion to dismiss the appeal except as to certain school districts. On March 28, 2006, the appellate court granted the State's motion to dismiss ("March 28th Order"). The plaintiffs filed a motion for reconsideration of the March 28th Order on March 31, 2006. On April 17, 2006, the plaintiff's motion for reconsideration was denied. On January 29, 2007, the plaintiffs filed with the New Jersey Supreme Court a notice of motion for certification of appeal. On that date, plaintiffs also filed with the appellate court a motion to accelerate the appeal. By order filed on February 21, 2007, the State Supreme Court denied the plaintiffs' motion for certification of appeal. By order filed on February 21, 2007, the appellate court denied the plaintiffs' motion to accelerate the appeal. Oral arguments were heard by the appellate court in December 2007. On March 14, 2008, the appellate court affirmed the decision of the State Board of Education. The appellate court ordered the Commissioner to complete the needs assessment within six months, and, based on that needs assessment, determine whether the remedial measures in the School Funding Reform Act of 2008 afford students in the Buena school districts that thorough and efficient education to which they are constitutionally entitled. The State is vigorously defending this matter.

     2001-2002 Abbott District Appeals. Several Abbott districts filed administrative petitions of appeal to the Commissioner of Education regarding departmental decisions rendered on approved programs and funding for the 2001-2002 school year. Four districts asked that their programs be approved as originally requested, and such requests were amicably resolved or dismissed. Eleven districts filed petitions of appeal on DOE decisions awarding additional State aid, seeking over $353 million in addition to the aid previously awarded. The ELC filed petitions challenging the decisions and non-decisions of the DOE in this regard on behalf of students in the 30 Abbott districts. Generally, the ELC takes issue with the DOE's process and decisions regarding additional State aid. On August 24, 2001, the State filed a motion for summary decision and continues to vigorously defend this appeal.

     New Jersey Protection and Advocacy, Inc. v. Jennifer Velez (I). Plaintiff, a non-profit agency designated as New Jersey's protection and advocacy organization ("NJP&A") filed this action on April 5, 2005, and subsequently amended its complaint to remove its state law claims. The suit alleges that the DHS is in violation of the due process provisions of the United States Constitution. NJP&A is seeking prospective injunctive relief, specifically an order requiring DHS to promptly take all necessary steps to enable patients in State psychiatric hospitals on Conditional Extension Pending Placement ("CEPP") status to receive services in the most integrated setting appropriate to their needs; monetary penalties, specifically that DHS pay a per diem penalty of $60 to individuals who remain on CEPP status for longer than 60 days; prevailing party costs, disbursements and attorneys' fees; and an injunction requiring DHS to report to NJP&A on the number and names of CEPP patients and other information as NJP&A may require, on an ongoing basis. The State filed a motion to dismiss the complaint. In its opposition to the motion, NJP&A agreed to strike the portion of the complaint in which it requested a per diem penalty of $60 to individuals who remain on CEPP status for longer than 60 days. The remainder of the motion to dismiss was denied by the court on September 30, 2005. The State filed its answer denying liability on all claims asserted by NJP&A on October 13, 2005. At this time, the State estimates its exposure for these claims to be in excess of $20 million per year in increased costs for community placements. In February 2008, DHS issued a written six-year plan to develop a system to ensure the prompt placement of CEPP participants. The State currently estimates its exposure to these claims to exceed $20 million each year. The State is vigorously defending this matter.

     New Jersey Protection and Advocacy, Inc. et al. v. Jennifer Velez (II). NJP&A and two clients of the DHS filed this action on September 29, 2005. NJP&A alleges that DHS is in violation of the Americans With Disabilities Act (the "ADA"), the Rehabilitation Act and the Medicaid Act. Plaintiffs are seeking declaratory and prospective injunctive relief, attorneys' fees, litigation expenses and other relief. More specifically, the plaintiffs seek community placements for the people that plaintiffs allege are in State-operated developmental centers while awaiting community placement. The State filed its answer on December 5, 2005.

On February 1, 2008, the plaintiffs filed an amended complaint, alleging the Commissioner is in violation of the Fourteenth Amendment of the U.S. Constitution and the ADA because the Commissioner fails to provide for commitment hearings before a developmentally disabled individual is admitted to a State developmental center and fails to provide for on-going commitment hearings during an individual's continued residence at a State developmental center. In addition, the plaintiffs seek injunction relief requiring that the State conduct hearings on notice and with representation for the developmentally disabled individual prior to admission and annually thereafter. On May 21, 2007, DHS submitted an eight-year plan to the Legislature to make community placements for all people who are assessed to be appropriate for CEPP and wish to be so placed. The State filed its answer on June 4, 2007. The State is vigorously defending this matter.

     New Jersey Protection and Advocacy, Inc. v. Jennifer Velez (III). NJP&A filed suit on April 23, 2008 against the Commissioner of DHS seeking relief for individuals who are eligible for services from DHS' Division of Developmental Disabilities (the "Department"), seeking reformation of the Department's Home and Community Based Waiver services. Part of that cost is borne by the Federal government as part of the New Jersey Community Care Waiver, which is part of the State's Medicaid plan. NJP&A alleges that there are approximately 8,000 developmentally disabled persons on the waiting list for community placements. Although both

State law and the Medicaid Act allow waiting lists, NJP&A's suit alleges that the waiver program, as currently utilized, violates parts of the ADA, the Rehabilitation Act and the Medicaid Act. NJP&A seeks an injunction requiring the State to provide the community services within specified reasonable time frames and to eliminate the waiting list within 3 years, as well as other relief, attorneys' fees other and costs. The State filed a motion for a more definite statement and to strike portions of the complaint. The State is vigorously defending this matter.

     East Cape May Associates v. New Jersey Department of Environmental Protection. This matter is a regulatory taking case in which the plaintiff claims that it is entitled to in excess of $30 million in damages for a taking of its property without just compensation. The property is approximately 96 acres of freshwater wetlands, where the Department of Environmental Protection (the "DEP") denied an application for 366 single-family homes. On July 25, 2001, the appellate court held that before DEP could approve limited development to prevent its action from constituting a taking it was required to adopt protective rules for the planned development. Upon remand to the trial court, DEP promulgated regulations under the Freshwater Wetlands Protections Act, which took effect on January 22, 2002, and is now in the process of implementing those rules. In July 2003, the trial judge referred the case to mediation. On February 17, 2005, the assigned mediator advised the court that mediation had concluded without agreement. However, informal settlement discussions continue and no trial date has been set. A settlement in concept has been reached by the parties. A settlement was tentatively reached in January 2008, but the parties have not been able to satisfy various contingencies to date. In the meantime, DEP is moving forward to prepare its development offer. The State is vigorously defending this matter.

     FiberMark North America, Inc. v. State of New Jersey, Department of Environmental Protection. Plaintiff, as owner of the Warren Glen waste water treatment facility ("Warren Glen"), filed suit against DEP asserting that DEP is responsible for unpermitted discharges of landfill pollutants into one of its waste water treatment lagoons at Warren Glen. Additionally, plaintiff claims it has suffered numerous damages due to costs associated with Warren Glen, such as costs to operate the facility, costs associated with the delay in the clean up, consulting and legal fees, and other costs resulting from being unable to cease operations and to decommission and sell Warren Glen.

     Plaintiff claims it is the successor to a 1991 landfill agreement ("1991 Agreement"), by which it was obligated to receive and treat leachate from the neighboring landfill in their wastewater treatment lagoons before discharge into a river. However, plaintiff claims, in a voluntary Chapter 11 bankruptcy petition for reorganization, the bankruptcy court granted its request to reject the 1991 Agreement on June 23, 2005. Plaintiff claims it had no responsibility to treat the leachate from the neighboring landfill as of this date, but was forced by DEP to continue doing so between March 2006 and September 13, 2007, suffering damages from the illegal discharge of leachate into their facility. In April 2007, DEP successfully rerouted the leachate so that it no longer runs into Warren Glen and is permanently enjoined from allowing leachate to run onto Warren Glen pursuant to a partial consent judgment in a related case, FiberMark North America, Inc. v. Jackson. The State filed its answer to the complaint and is vigorously defending this matter.

     New Jersey Education Association et al. v. State of New Jersey et al. Plaintiffs' complaint alleges that the State violated various State constitutional provisions, statutes and common law by failing to fund the Teachers' Pension and Annuity Fund ("TPAF") in the amount and manner prescribed by law while increasing the contribution paid by employees who participate in the fund from 3% to 5%. In their complaint, plaintiffs ask that the defendants be directed to make a payment into the TPAF in the approximate amount of $484 million, or in the alternative, that the employees' contribution be maintained at 3% and not increased. In addition, plaintiffs are seeking attorney's fees, disbursements and costs.

     On April 28, 2004, the State moved to dismiss the complaint for failure to state a claim upon which relief can be granted. On July 15, 2004, the court granted the State's motion to dismiss as to claims of violation of the constitutional principles of uniformity and fairness in taxation, violation of the Internal Revenue Code of 1986, as amended, and breach of promissory estoppel. The court denied the State's motion on the other claims. On or about June 28, 2004, the plaintiffs had filed an amended complaint, which included allegations of underfunding the TPAF for Fiscal Year 2005. On November 23, 2004, the State moved to dismiss the amended complaint, which motion was denied. The State then moved for leave to appeal to the Appellate Division seeking review of the court's denial of the State's motion to dismiss. On January 13, 2005, the Appellate Division denied the State's motion. On February 2, 2005, the State moved for leave to appeal to the State Supreme Court. By order dated September 12, 2005, the Supreme Court denied the State's motion for leave to appeal. On April 2, 2008, the trial court held that the plaintiffs had failed to provide a substantial impairment of a contractual right and dismissed the complaint in its entirety. On May 22, 2008, the plaintiffs filed a notice of appeal. The State is vigorously defending this matter.

Professional Firefighters Association of New Jersey at al. v. State of New Jersey et al.

This matter was filed on October 4, 2005. The Plaintiffs' complaint alleges that the State violated various U.S. and State constitutional provisions, statuses and common law by failing to adequately fund the Police and Firemen's Retirement System ("PFRS") for Fiscal Years 2004 and 2005. The Plaintiffs also challenge the constitutionality of reductions in PFRS contributions required of local employers for Fiscal Years 2004-07. On January 26, 2007, the court heard arguments on motions made by the State to dismiss the complaint. On March 13, 2007, the court granted the State's motion to dismiss three counts of the seven-count complaint and to merge the other counts. The only count before the court is the plaintiffs' claim that the State's funding decisions constitute an unconstitutional impairment of contract. Discovery in the case is in progress. The State is vigorously defending this matter.

     AMEC Civil, LLC v. State of New Jersey, Department of Transportation. Plaintiff alleges that the Department of Transportation breached a construction contract through, among other claims, work limitations, design defects, failure to disclose access problems and the obtainment of permits. The claims were originally filed in three separate complaints in 2003 and 2004. On December 15, 2004, all outstanding claims were consolidated into one complaint. On March 18, 2005, cross-motions for summary judgment on the issues concerning access to the river channel were denied by the court. On June 8, 2005, the State filed a motion to compel discovery. In June 2007, the parties took part in mediation in an effort to settle the litigation. Such efforts were unsuccessful. The current schedule calls for all motions for summary judgment to be filed by October 1, 2007. Motions for summary judgment were filed on October 1, 2007. On May 22, 2008, the motions for summary judgment were argued, Decision on the motions are still pending in court. No trial date has yet been set. The State is vigorously defending this matter.

     Horizon Blue Cross/Blue Shield of New Jersey v. The State of New Jersey, et al. The plaintiff has filed a complaint seeking a declaration that recent State legislation removing the availability of insurance premiums tax "cap" for health services corporations is unconstitutional under various provisions of the U.S. and New Jersey Constitutions, and to enjoin the State from collecting the insurance premiums tax. On October 28, 2005, the trial court granted the State's motion to transfer the matter to the Tax Court. On February 9, 2006, Horizon filed an order to show cause seeking injunctive relief against enforcement by the State of the legislation. On February 21, 2006, the State filed its opposition to the order to show cause and also filed a cross motion to dismiss certain claims. On February 22, 2006, the Tax Court denied Horizon's request for injunctive relief. The Tax Court also, on February 22, 2006, denied the State's cross motion. On June 9, 2006, the Tax Court dismissed Horizon's Section 1983 claim. Discovery in this matter continues. The State intends to vigorously defend this matter.

J.D., J.G., v. Lucille E. Davy, Commissioner of the New Jersey Department of Education.

In late January 2007, plaintiffs filed a complaint in trial court for injunctive and declaratory relief striking down provisions of State law that plaintiffs allege unconstitutionally discriminate against children attending Newark public charter schools. The action is styled as a class section for all students currently attending public charter schools in Newark. The complaint further states that the disparity between Abbott funding in Newark's district school and the public charter schools in Newark is $9,600 annually per pupil and $37,000 per pupil in facilities funding. By not allowing Newark's public charter schools access to Abbott funding and State facilities, plaintiffs allege the State is violating the Equal Protection Clause of the New Jersey Constitution. The State filed a motion to dismiss the complaint on April 10, 2007. Oral argument on the motion was heard on July 13, 2007, at which time the trial court reserved decision on the State's motion. The State intends to vigorously defend this matter.

     Abbott v. Burke. On October 2, 2007, the plaintiffs filed a new motion in aid of litigants rights with the New Jersey Supreme Court requesting the State be ordered to comply with prior State Supreme Court directives to remediate the school facilities deficiencies in the Abbott districts. The plaintiffs argued that the State was in default of its constitutional obligations to fund school facilities construction projects in the Abbott districts. The plaintiffs requested that the State Supreme Court order the State to secure and provide funding necessary to resume planning, design, construction and other activities to complete approved school facilities construction projects in the Abbott districts, including necessary health and safety repairs, by December 31, 2007. Oral argument was held on January 23, 2008. On February 19, 2008, the court denied the plaintiffs' motion in light of representations made by the State that the Governor would seek legislation authorizing an increase in the statutory bond limit for Abbott district school facilities construction projects by a minimum of $2.5 billion in February 2008.

     Lonegan v. State. On July 28, 2008, the plaintiff filed a complaint against the State, the State Treasurer, the New Jersey Economic Development Authority alleging that certain debt issuances for School Construction Bonds violate the debt limitation clause in the State's constitution. The plaintiff has previously asserted that these types of bonds are subject to voter referendum; however, the State Supreme Court ruled in favor of the State. The State plans to vigorously defend this matter.

     Crawford v. Davy, et al. On July 13, 2006, the plaintiffs filed a class action lawsuit in trial court against the New Jersey Department of Education (the "Department") and the Boards of Education of Asbury Park, Atlantic City, Beverly City, Bound Brook, Bridgeton, Camden, Clementon Borough, East Orange, Elizabeth, Engelwood City, Irvington, Jersey City, Lakewood Township, Lawnside Borough, Millville City, New Brunswick, Newark, Orange, Paterson, Perth Amboy, Salem City, Trenton, Wildwood, Woodbine and Woodlynne Borough (the "Districts") requesting declaratory and injunctive relief. The plaintiffs allege that compulsory attendance laws, mandatory attendance zones and the boundaries of each District violate their equal protection rights provided under both the State and U.S. Constitutions, when such laws are applied to keep children in failing schools within the Districts. The plaintiffs seek a finding that the Department's actions and omissions have violated the United States Constitution and seek an order requiring the Department: (1) to permit the plaintiffs to withdraw from the failing schools within the Districts; and (2) to permit each plaintiff to utilize the share of State and local district funding allocable to each plaintiff to pay for the cost of tuition in a public school or private school of the plaintiff's choice. A case management conference was held on December 21, 2006. Oral argument on this matter was held on April 10, 2007, at which time the court reserved decision on the State's motion. The Sate intends to vigorously defend this matter.

     Railroad Construction Company, Inc. v. State of New Jersey, Department of Transportation. This matter involves claims of approximately $47.4 million by Railroad Construction Company, Inc. ("RCC") against the New Jersey Department of Transportation ("DOT") arising from a contract for the construction of weigh stations and commercial vehicle inspection stations with complex weighing/ monitoring and signaling systems to monitor truck traffic on the State highways. RCC alleges that DOT breached its contract on various grounds. Substantial completion of the project occurred in July 2007, but the project is not yet fully complete. RCC is providing documentation in support of its claims. DOT and RCC will initially present their positions to the DOT Claims Committee. If resolution fails, both parties have agreed to proceed to mediation. If mediation fails, it is anticipated that RCC will file suit. The State will vigorously defend this matter.

     Twenty First Century Rail Corporation v. New Jersey Transit Corporation. Twenty First Century Railroad ("TFC") is the prime contractor on the long-term design, construction and operation of a light rail project for New Jersey Transit Corporation ("NJ Transit"). One portion of the project was designed in its entirety by NJ Transit's design consultant firm, Parsons, Brinkerhoff, Quade & Douglass (the "Design Consultant"), and the construction subcontracted out by TFC. TFC alleges that substantial design errors and omissions by the Design Consultant led to significant delays and damages for the subcontractor.

     New Jersey Self-Storage Association, etc., et al. v. Jon Corzine, et al. (II). On or about January 12, 2007, the plaintiff field a complaint in trial court seeking a declaration that the enactment of the new 7% sales tax on self-storage receipts violates several Federal and State constitutional provisions including, violations of due process and equal protection, the takings clause, the special legislation clause and the uniformity clause. On March 5, 2007, the State filed a motion (in lieu of an answer) to dismiss the complaint, or in the alternative, to transfer this matter to the Tax Court. On April 24, 2007, the trial court granted the State's motion to transfer. In December 2007, the plaintiff filed a motion for summary judgment. On February 19, 2008, the State filed its brief in opposition to the plaintiff's motion for summary judgment. Arguments on the matter were held on May 23, 2008. On June 25, 2008, the Tax Court ruled in favor of the State denying the plaintiff's motion for summary judgment and granted the State's cross-motion for summary judgment dismissing four of the plaintiff's five Federal and State constitutional claims. The plaintiff must advise the Tax Court and the State by July 25, 2008, whether the plaintiff will pursue their remaining Federal and State constitutional claim based on the takings clause. Discovery is ongoing.

APPENDIX B Rating Categories

     Description of certain ratings assigned by Standard & Poor’s Ratings Services (“S&P”), Moody’s Investors Service (“Moody’s”), and Fitch Ratings (“Fitch”):

S&P

Long-term

AAA

An obligation rated ‘AAA’ has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA

An obligation rated ‘AA’ differs from the highest rated obligations only in small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

Note: The rating ‘AA’ may be modified by the addition of a plus (+) or minus (-) sign designation to show relative standing within the rating category.

Short-term

SP-1

Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus sign (+) designation.

SP-2

Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

Commercial paper

A-1

This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2

Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated ‘A-1’.

Moody’s Long-term

Aaa

Bonds rated ‘Aaa’ are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edged.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa

Bonds rated ‘Aa’ are judged to be of high quality by all standards. Together with the ‘Aaa’ group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in ‘Aaa’ securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the ‘Aaa’ securities.

Note: Moody’s applies numerical modifiers 1, 2, and 3 in each such generic rating classification. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Prime rating system (short-term)

Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

Leading market positions in well-established industries.

High rates of return on funds employed.

Conservative capitalization structure with moderate reliance on debt and ample asset protection. Broad margins in earnings coverage of fixed financial charges and high internal cash generation. Well-established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

MIG/VMIG--U.S. short-term

Municipal debt issuance ratings are designated as Moody’s Investment Grade (MIG) and are divided into three levels -- MIG 1 through MIG 3.

The short-term rating assigned to the demand feature of variable rate demand obligations (VRDOs) is designated as VMIG. When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1.

MIG 1/VMIG 1

This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2/VMIG 2

This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

Fitch

Long-term investment grade

AAA

Highest credit quality. ‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA

Very high credit quality. ‘AA’ ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

Short-term

A short-term rating has a time horizon of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

F1

Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2

Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

Notes to long-term and short-term ratings: A plus (+) or minus (-) sign designation may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ long-term rating category, to categories below ‘CCC’, or to short-term ratings other than ‘F1.’